Aquila Tax-Free Trust of Arizona
Aquila Tax-Free Fund of Colorado
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund
Aquila Tax-Free Fund For Utah
each a series of

AQUILA MUNICIPAL TRUST

120 West 45th Street, Suite 3600
New York, NY  10036
800-437-1020
212-697-6666

	Class A	Class C	Class I	Class Y
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	˗	AZTYX
Aquila Tax-Free Fund of Colorado	COTFX	COTCX	˗	COTYX
Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKIX	CHKYX
Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NITIX	NITYX
Aquila Tax-Free Fund For Utah	UTAHX	UTACX	˗	UTAYX

STATEMENT OF ADDITIONAL INFORMATION

July 25, 2016

This Statement of Additional Information (the "SAI") has been incorporated by reference into the Prospectus for the Funds dated July 25, 2016. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.

The Prospectus may be obtained from the Funds' Distributor, Aquila Distributors LLC
120 West 45th Street, Suite 3600, New York, NY  10036
800-437-1020  toll-free
or 212-697-6666

Financial Statements

The financial statements and financial highlights for Aquila Tax-Free Trust of Arizona (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2016, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2016 (Accession No. 0000784056-16-000081), are hereby incorporated herein by reference into this SAI.

The financial statements and financial highlights for Aquila Tax-Free Fund of Colorado (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2016, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2016 (Accession No. 0000784056-16-000081), are hereby incorporated herein by reference into this SAI.

The financial statements and financial highlights for Aquila Churchill Tax-Free Fund of Kentucky (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2016, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2016 (Accession No. 0000784056-16-000081), are hereby incorporated herein by reference into this SAI.

The financial statements and financial highlights for Aquila Narragansett Tax-Free Income Fund (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2016, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2016 (Accession No. 0000784056-16-000081), are hereby incorporated herein by reference into this SAI.

The financial statements and financial highlights for Aquila Tax-Free Fund For Utah  (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2016, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 9, 2016 (Accession No. 0000784056-16-000081), are hereby incorporated herein by reference into this SAI.

These financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose reports thereon are incorporated herein by reference. These Annual Reports can be obtained without charge by calling 800-437-1020 toll-free.

Fund History

Aquila Municipal Trust is a Massachusetts business trust formed in 1986.  Prior to April 10, 2013, the Trust was named Tax-Free Trust of Arizona.  Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a "Fund") are series of Aquila Municipal Trust.  Each Fund is an open-end, non-diversified management investment company.

Prior to October 11, 2013, Aquila Tax-Free Trust of Arizona was known as Tax-Free Trust of Arizona.  Each of Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a "Successor Fund") is a series of Aquila Municipal Trust.  Each Successor Fund was established in connection with the reorganization into the Fund of a fund with identical investment objectives and principal investment strategies as the Successor Fund (each, a "Predecessor Fund") (each, a "Reorganization"), as follows:

Predecessor Fund	Successor Fund
Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado
Churchill Tax-Free Fund of Kentucky, a series of Churchill Tax Free Trust	Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund
Tax-Free Fund For Utah	Aquila Tax-Free Fund For Utah

Investment Objective, Investment Strategies and Risks

The Funds' Prospectus discusses each Fund's investment objective and strategies.  The following discussion supplements the description of the Funds' investment strategies in their Prospectus.

Aquila Tax-Free Trust of Arizona:

Investment Objective

The Fund's objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Tax-Free Fund of Colorado:

Investment Objective

The Fund's objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Churchill Tax-Free Fund of Kentucky

Investment Objective

The Fund's objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Narragansett Tax-Free Income Fund

Investment Objective

The Fund's objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Tax-Free Fund For Utah

Investment Objective

The Fund's objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Supplemental Information Regarding Principal Investment Strategies (All Funds)

The following provides additional information about the Funds' principal investment strategies and risks and the securities in which the Funds may invest.

Percentage Limitations

Each Fund's compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund's policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Ratings

The ratings assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") and Fitch Ratings ("Fitch"), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Funds' investment adviser (or, if applicable, Sub-Adviser) will decide whether the security should continue to be held or sold.

See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated obligations which a Fund may purchase.
Additional Information About State Economies

Many complex political, social and economic forces influence each state's economy and finances, which may in turn affect the state's financial plan.  These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state's control.

Arizona - Aquila Tax-Free Trust of Arizona intends to invest a high proportion of its assets in Arizona municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Arizona issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the State of Arizona is set forth in Appendix B to this SAI.

Colorado - Aquila Tax-Free Fund of Colorado intends to invest a high proportion of its assets in Colorado municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Colorado issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the State of Colorado is set forth in Appendix C to this SAI.

Kentucky - Aquila Churchill Tax-Free Fund of Kentucky intends to invest a high proportion of its assets in Kentucky municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Kentucky issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the Commonwealth of Kentucky is set forth in Appendix D to this SAI.

Rhode Island- Aquila Narragansett Tax-Free Income Fund intends to invest a high proportion of its assets in Rhode Island municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Rhode Island issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the State of Rhode Island is set forth in Appendix E to this SAI.

Utah - Aquila Tax-Free Fund For Utah intends to invest a high proportion of its assets in Utah municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Utah issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the State of Utah is set forth in Appendix F to this SAI.

There can be no assurance that current or future economic difficulties in the United States or a state and the resulting impact on that state will not adversely affect the market value of municipal obligations held by a Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of a state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of municipal obligations. There is no obligation on the part of a state to make payments on those securities in the event of default.

Municipal Bonds

The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Since each Fund may invest in industrial development bonds or private activity bonds, a Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code of 1986, as amended (the "Code"), unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

As indicated in each Fund's Prospectus, there are certain securities in which a Fund may invest the interest on which is subject to the Federal alternative minimum tax on individuals. While a Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular securities due to this tax consequence. Also, as indicated in each Fund's Prospectus, a Fund generally will not purchase obligations of issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to a Fund for investment.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund's investments.

Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. "Municipality" is defined broadly by the Bankruptcy Code as a "political subdivision or public agency or instrumentality of a state" and may include various issuers of securities in which the fund invests. The reorganization of a municipality's debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund's investments.

When-Issued and Delayed Delivery Obligations

Each Fund may buy obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on when-issued or delayed delivery basis are fixed on the transaction date. At the time a Fund makes the commitment to purchase obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such obligations in determining its net asset value. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the obligations.

Zero Coupon Securities

Each Fund may invest in zero coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity.

The income-producing securities that a Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current Federal income tax law requires holders of zero coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon bonds. Because a Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Futures Contracts and Options

Although the Funds do not presently do so, each Fund is permitted to buy and sell futures contracts, including futures contracts relating to municipal security indices ("Municipal Security Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if a Fund were to use them.

Unlike when a Fund purchases or sells a municipal security, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant ("broker") an amount of cash or municipal obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.

There are, as of the date of this Statement of Additional Information, U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

Call Options on Futures Contracts. Each Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.

The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities, which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund's portfolio against the risk of rising interest rates.

The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund's investments in municipal and other securities is that the Manager or, if applicable, Sub-Adviser, could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.

Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the securities being hedged. If the price of the Future or option moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be offset by the Future or option. If the price of the Future or option has moved more than the price of the securities, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in the Fund's portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.

Where Futures or options are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the securities which it had anticipated purchasing.

The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by a Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Fund may be greater.

Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

In connection with futures and options transactions, a Fund will segregate cash or liquid assets in an amount required to comply with the 1940 Act.  Such segregated assets will be valued at market daily.  If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act requirements, additional liquid assets will be segregated.  In some instances, a Fund may "cover" its obligations using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.

The "sale" of a Future means the acquisition by a Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by a Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

Europe - Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and without Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In addition, voters in the United Kingdom have approved withdrawal from the European Union.  Other countries may also seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union.  A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future.  The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe.  Europe has also been struggling with mass migration from the Middle East and Africa.  The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets.  Even though the Funds do not invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Funds' investments due to the interconnected nature of the global economy and capital markets.  The Funds may be susceptible to these events to the extent that the Funds invest in municipal obligations with credit support by non-U.S. financial institutions.

Supplemental Information Regarding Other Investment Strategies and Practices

The following provides additional information about other investment strategies and practices that the Funds may use.

Cash Management and Defensive Investing

Cash Management.  Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing.  Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although a Fund has the ability to take defensive positions, the Fund's Manager or, if applicable, Sub-Adviser, may choose not to do so for a variety of reasons, even during volatile market conditions.

Money market instruments or short-term debt securities held by a Fund for defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Fund will not earn income on the cash and the Fund's yield will go down.  If a significant amount of a Fund's assets are used for defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.

Supplemental Information Regarding Other Risks

Cyber Security Issues

With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Funds' manager, sub-adviser, transfer agent, distributor and other service providers (including, but not limited to, the Funds' custodian and financial intermediaries), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund's ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds' service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by the Funds' service providers and issuers in which the Funds invest. Each Fund and its shareholders could be negatively impacted as a result.

Fund Policies

Investment Restrictions

Each Fund has adopted certain fundamental investment policies which, along with the Fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund.  For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of (a) 67% or more of the dollar value of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund's outstanding shares. The Board may change non-fundamental investment policies at any time.  Each Fund's fundamental policies are set forth below:

(1)	The Fund may not borrow money except as permitted by the 1940 Act.
(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
(3)	The Fund may lend money or other assets to the extent permitted by the 1940 Act.
(4)	The Fund may not issue senior securities except as permitted by the 1940 Act.
(5)	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
(7)	The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except as permitted by the 1940 Act.
(8)
Aquila Tax-Free Trust of Arizona only:  At least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(9)
Aquila Tax-Free Fund of Colorado only:  At least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(10)
Aquila Churchill Tax-Free Fund of Kentucky only:  At least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(11)
Aquila Narragansett Tax-Free Income Fund only:  At least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(12)
Aquila Tax-Free Fund For Utah only:  At least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the alternative minimum tax on individuals.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose, and to borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes (the fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a Fund's shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund's net investment income in any given period. Currently, no Fund contemplates borrowing for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

Each Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund's investment policies (including the fund's fundamental policy regarding borrowing) and applicable laws and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Funds' policies on senior securities. If a Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund's Board, Manager and, if applicable, Sub-Adviser, regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund's underwriting commitments, when added to the value of the Fund's investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager or, if applicable, Sub-Adviser believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as Fund obligations that have a priority over a Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund's outstanding shares through leveraging. Leveraging of a Fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Fund's purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Funds characterize investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. Each Fund may invest more than 25% of its assets in industrial development bonds under the policy. In the case of an industrial development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer and such issuer would be subject to the 25% limit.  The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications.

The Funds' fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Management of the Funds

The Board of Trustees

The business and affairs of the Funds are managed under the direction and control of the Funds' Board of Trustees. The Board of Trustees has authority over every aspect of the Funds' operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under each Fund's Distribution Plan and Shareholder Services Plan.

The Funds have an Audit Committee, consisting of Thomas A. Christopher, Glenn P. O'Flaherty and James R. Ramsey, each of whom is "independent" and not an interested person of the Funds. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Funds' internal accounting procedures and controls.  The Audit Committee held two meetings during the last fiscal year.

The Funds have a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee did not hold any meetings during the last fiscal year.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Trust at its principal address for the attention of the Chair of the Nominating Committee.

The Funds have a Governance Committee, consisting of Diana P. Herrmann, Ernest Calderón, Gary C. Cornia, Grady Gammage, Jr. and Laureen L. White.  The Governance Committee oversees Board governance and related Trustee matters.  The Governance Committee held one meeting during the last fiscal year.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Funds' business and operations as an integral part of its responsibility for oversight of the Funds. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board of Trustees, the Funds and the Manager, Sub-Adviser and other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Funds' activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Funds (who are also officers and/or employees of the Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Funds, such as the Funds' independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.

The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds, the Manager, a Sub-Adviser or other service providers. As a result of the foregoing and other factors, the Board of Trustees' risk management oversight is subject to substantial limitations.

The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser (if applicable), and otherwise enhance the Board of Trustees' oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Funds invest primarily in municipal obligations issued by certain states, counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.

Trustees and Officers

The following material includes information about the Trustees and officers of the Trust.  All shares of a Fund listed as owned by the Trustees are Class A shares unless indicated otherwise.

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(4)
Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona's Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; NAU Foundation Board, Chairman of Investment Committee for the past five years; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Lowis & Gellen since December 2015; Partner, Ridenour Hienton, 2012-2015; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None
Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children's Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee
Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O'Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, "The Future of the Suburban City" Island Press, 2016.	7	None
Glenn P. O'Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor's Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.

			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.
Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(4) Ms. Herrmann is an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and Manager of the Distributor.

(5) The "Aquila Group of Funds" includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the "Aquila Municipal Bond Funds"; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager's parent since 2003; Chief Operating Officer of the Manager and the Manager's parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager's parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Todd W. Curtis Phoenix, AZ (1949)
Senior Vice President of Aquila
Municipal Trust since 2004 and
 Portfolio Manager of Aquila
Tax-Free Trust of Arizona since
1986,  Co-Portfolio Manager,
 Aquila Churchill Tax-Free
Fund of Kentucky ( since 2011)
and Tax-Free Fund For Utah
(since 2009)

Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

Paul G. O'Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.
Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2009; Co-Portfolio Manager of Tax-Free Fund For Utah, since 2009
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.
Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.
Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2) The term of office of each officer is one year.

The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Funds at this time in light of the Funds' business and structure, in addition to those listed above, were as follows.
  The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Funds at this time in light of the Funds’ business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 30 years of experience in the financial services industry, 28 of which have been in mutual fund management, most recently as the Vice Chair, Chief Executive Officer, President, Director and Secretary of Aquila Management Corporation ("Aquila"), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Ernest Calderón:
Knowledgeable about economic and governmental affairs as a lawyer and educator active in public affairs in the region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 11 years.

Thomas A. Christopher:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 23 years; knowledgeable about financial matters as a partner of an accounting firm as detailed above.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 23 years.

Grady Gammage, Jr.:
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 14 years.

John C. Lucking:
Knowledgeable about economic and governmental affairs in the state and region as a former economist for several banks and as a member of Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 21 years.

Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 10 years.

James R. Ramsey:

Experienced educator and knowledgeable about economic and governmental affairs as a prior State Budget Director, Chief State Economist and university president as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 28 years.
.

Laureen L. White:	Knowledgeable about local government affairs as a chamber of commerce executive as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 10 years.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Securities Holdings of the Trustees
(as of 12/31/15)

Following is information regarding the holdings of each Trustee in the Funds.

Name of Trustees	Dollar Range of Ownership in Aquila Tax-Free Trust of Arizona (1)	Dollar Range of Ownership in Aquila Tax-Free Fund of Colorado (1)	Dollar Range of Ownership in Aquila Churchill Tax-Free Fund of Kentucky(1)	Dollar Range of Ownership in Aquila Narragansett Tax-Free Income Fund(1)	Dollar Range of Ownership in Aquila Tax-Free Fund For Utah(1)	Aggregate Dollar Range of Ownership in funds in the Aquila Group of Funds (1)
Interested Trustee
Diana P. Herrmann	C	C	C	C	C	E
Non-interested Trustees
Ernest Calderón	C	C	C	C	C	D
Thomas A. Christopher	C	C	E	C	E	E
Gary C. Cornia	C	D	C	C	E	E
Grady Gammage, Jr.	D	C	B	B	C	E
John C. Lucking	C	C	C	C	C	D
Glenn P. O'Flaherty	B	C	B	B	B	E
James R. Ramsey	C	B	E	C	C	E
Laureen L. White	B	B	C	C	B	C

(1)                   A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

Trustee Compensation

The Funds do not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or a Sub-Adviser.

For the fiscal year ended March 31, 2016, Aquila Tax-Free Trust of Arizona  paid a total of $116,048 in compensation and reimbursement of expenses to the Trustees, Aquila Tax-Free Fund of Colorado paid a total of $112,122 in compensation and reimbursement of expenses to the Trustees, Aquila Churchill Tax-Free Fund of Kentucky paid a total of $94,474 in compensation and reimbursement of expenses to the Trustees, Aquila Narragansett Tax-Free Income Fund paid a total of $90,698 in compensation and reimbursement of expenses to the Trustees, and Aquila Tax-Free Fund For Utah paid a total of $144,269 in compensation and reimbursement of expenses to the Trustees.  No other compensation or remuneration of any type, direct or contingent, was paid by a Fund to its Trustees.

Each Fund is a fund in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Funds and the compensation they received during the fiscal year ended March 31, 2016 from each of the Funds and from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any of the funds in the Aquila Group of Funds.

Name	Aquila Tax-Free Trust of Arizona - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2016	Aquila Tax-Free Fund of Colorado - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2016	Aquila Churchill Tax-Free Fund of Kentucky - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2016	Aquila Narragansett Tax-Free Income Fund Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2016	Aquila Tax-Free Fund For Utah Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2016	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year ended March 31, 2016	Number of Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year ended March 31, 20161)
Ernest Calderón	$9,077	$8,905	$7,010	$7,382	$11,126	$43,500	5
Thomas A. Christopher	$10,281	$10,696	$9,422	$9,263	$14,032	$56,250	5
Gary C. Cornia	$7,490	$8,318	$6,422	$6,795	$10,538	$94,300	8
Grady Gammage, Jr.	$8,856	$8,202	$7,230	$7,096	$11,045	$69,000	7
John C. Lucking	$13,787	$13,844	$11,445	$11,232	$17,692	$68,000	5
Glenn P. O'Flaherty	$9,781	$9,608	$8,214	$8,087	$11,831	$143,000	8
James R. Ramsey	$7,576	$7,904	$7,010	$6,883	$10,127	$39,500	5
Laureen L. White	$7,677	$8,005	$6,610	$6,982	$10,726	$40,000	5

(1) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

Class A Shares of each Fund may be purchased without a sales charge by the Fund's Trustees and officers.  (See "Reduced Sales Charges for Certain Purchases of Class A Shares," below.)

Ownership of Securities

Aquila Tax-Free Trust of Arizona

Institutional 5% shareholders

On July 5, 2016, the following persons held 5% or more of any class of Aquila Tax-Free Trust of Arizona's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C Class Y	6,703,293 168,978 389,712	29.97% 9.90% 9.05%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class Y	756,977	17.58%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class C	135,602	7.95%
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	4,610,243 761,821 589,849	20.61% 44.64% 13.70%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C Class Y	170,412 684,034	9.99% 15.88%
LPL Financial 4707 Executive Dr. San Diego, CA	Class Y	513,739	11.93%

Additional 5% Shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Trust of Arizona's outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Trust of Arizona's outstanding shares.

Aquila Tax-Free Fund of Colorado

Institutional 5% shareholders

On July 5, 2016, the following persons held 5% or more of any class of Aquila Tax-Free Fund of Colorado's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C	1,262,380 158,815	6.17% 7.12%
LPL Financial 4707 Executive Dr. San Diego, CA	Class A Class Y	1,645,751 494,064	8.04% 6.44%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A	1,406,820	6.87%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A Class C Class Y	1,546,046 226,714 487,743	7.55% 10.16% 6.36%
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	4,265, 368 917,727 2,235,415	20.83% 41.15% 29.13%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C Class Y	242,662 905,705	10.88% 11.80%
Alpine Bank Wealth Management 225 North 5th St. Grand Junction, CO	Class Y	884,200	11.52%
UBS WM USA OMNI Account M/F 100 Harbor Blvd 5th Fl Weehawken, NJ	Class Y	517,702	6.75%
NABank & Co. P.O. Box 2180 Tulsa, OK	Class Y	420,065	5.47%

Additional 5% Shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund of Colorado's outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund of Colorado's outstanding shares.

Aquila Churchill Tax-Free Fund of Kentucky

Institutional 5% shareholders

On July 5, 2016, the following persons held 5% or more of any class of Aquila Churchill Tax-Free Fund of Kentucky's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C	4,343,440 183,221	24.39% 19.05%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class I	1,257,902 774,510	7.06% 98.40%
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C	1,596,342 77,411	8.96% 8.05%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C	76,428	7.94%
UBS WM USA OMNI Account M/F 100 Harbor Blvd 5th Fl Weehawken, NJ	Class C	65,988	6.86%

NFS LLC FEBO Stock Yards Bank 200 S 5th St. Louisville, KY	Class A	1,776,886	9.98%

Record Holder	Share Class	Number of Shares	Percent of Class
NFS LLC FEBO Kentucky Bank P.O. Box 157 Paris, KY	Class Y	1,738,682	37.53%
Maril & Co. FBO SG c/o BMO Haris Bank NA 480 Pilgrim Way Green Bay, WI	Class Y	906,425	19.57%
Vallee & Co FBO SG c/o BMO Harris Bank NA 480 Pilgrim Way Green Bay, WI	Class Y	429,695	9.28%
Fifth Third Bank TTEE FBO: BANKDAN 5001 Kingsley Dr. Dept 3385 Cincinnati, OH	Class Y	371,986	8.03%

Additional 5% Shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of Aquila Churchill Tax-Free Fund of Kentucky's outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Churchill Tax-Free Fund of Kentucky's outstanding shares.

Aquila Narragansett Tax-Free Income Fund

Institutional 5% shareholders

On July 5, 2016, the following persons held 5% or more of any class of Aquila Narragansett Tax-Free Income Fund's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class I Class Y	17,833 1,092,996	100.00% 11.29%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C	87,225	6.50%

Record Holder	Share Class	Number of Shares	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class C Class Y	1,497,652 449,600 509,858	12.15% 33.50% 5.27%
Citizens Bank NA 10 Tripps Lane Riverside, RI	Class Y	4,130,785	42.66%

NFS LLC FEBO The Washington Trust Co. 23 Broad Street Westerly, RI	Class Y	1,244,382	12.85%
Additional 5% Shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of Aquila Narragansett Tax-Free Income Fund's outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Narragansett Tax-Free Income Fund's outstanding shares.

Aquila Tax-Free Fund For Utah

Institutional 5% shareholders

On July 5, 2016,, the following persons held 5% or more of any class of Aquila Tax-Free Fund For Utah's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C	846,350	11.65%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C Class Y	2,345,368 444,844 1,160,839	11.04% 6.12% 10.40%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class C Class Y	2,034,332 541,416 1,437,175	9.57% 7.45% 12.87%

Record Holder	Share Class	Number of Shares	Percent of Class
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class C	488,215	6.72%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C	440,488	6.06%
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	4,657,972 2,754,066 2,621,760	21.92% 37.90% 23.49%
UBS WM USA OMNI Account M/F 100 Harbor Blvd 5th Fl Weehawken, NJ	Class Y	703,149	6.30%

Additional 5% Shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund For Utah's outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund For Utah's outstanding shares.

Investment Advisory and Other Services

Information About the Manager, the Sub-Advisors and the Distributor

Management Fees

During the fiscal years listed below, the Funds incurred management fees (investment advisory fees) as follows:

Aquila Tax-Free Trust of Arizona

Fiscal Year Ended March 31, 2016:

$1,138,986

Fiscal Year Ended March 31, 2015:

$1,093,304

Fiscal Year Ended March 31, 2014:

$1,116,292

Aquila Tax-Free Fund of Colorado

Fiscal Year Ended March 31, 2016:

$1,493,756(1)

(1)  $59,746 was waived

Fiscal Year Ended March 31, 2015:

$1,426,617(1)

(1)  $57,060 was waived

Fiscal Year Ended March 31, 2014:

$1,489,862(1)

(1)  $59,589 was waived

Aquila Churchill Tax-Free Fund of Kentucky

Fiscal Year Ended March 31, 2016:

$969,672

Fiscal Year Ended March 31, 2015:

$940,053

Fiscal Year Ended March 31, 2014:

$988,443

Aquila Narragansett Tax-Free Income Fund

Fiscal Year Ended March 31, 2016:

$1,185,570(1)

(1)  $192,323 was waived

Fiscal Year Ended March 31, 2015:

$1,143,227(1)

(1)  $265,051 was waived

Fiscal Year Ended March 31, 2014:

$1,171,095(1)

(1)  $304,482 was waived

Aquila Tax-Free Fund For Utah

Fiscal Year Ended March 31, 2016:

$1,927,837(1)

(1)  $112,150 was waived

Fiscal Year Ended March 31, 2015:

$1,832,324(1)

(1)  $257,832 was waived.

Fiscal Year Ended March 31, 2014:

$1,950,331(1)

(1)  $292,034 was waived.

The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.

Aquila Distributors LLC, 120 West 45th Street, Suite 3600, New York, NY  10036 is each Fund's Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

The Distributor is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and sponsor of each fund in the Aquila Group of Funds.

The Advisory and Administration Agreement

Each Fund's Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:

(i)           supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii)           determine what securities shall be purchased or sold by the Fund;

(iii)           arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

(iv)           at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

Each Fund's Advisory and Administration Agreement provides that the Manager shall give to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Fund's Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Manager, the Fund agrees to provide the benefits of such indemnification.

Each Fund's Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the 1940 Act. With respect to Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund, the Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

Each Fund's Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

(iii) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

(iv) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and

(v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

In addition, the Advisory and Administration Agreement for Aquila Tax-Free Fund of Colorado provides that the Manager shall either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund.

Each Fund's Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

Each Fund's Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Manager, the Manager agrees to provide the sub-adviser, if any, the benefits of such indemnification.

Each Fund's Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

Each Fund's Advisory and Administration Agreement provides that the Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its  shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.  In addition, each Fund except for Aquila Tax-Free Fund of Colorado bears the expenses of keeping the Fund's accounting records including the computation of net asset value per share and the dividends

Each Fund's Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment: with respect to Aquila Tax-Free Trust of Arizona, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.25 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.20 of 1% of such asset value; with respect to Aquila Tax-Free Fund of Colorado, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% from current fees of 0.50 of 1% of such net asset value; with respect to Aquila Churchill Tax-Free Fund of Kentucky, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall  be reduced to the annual rate of 0.33 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.26 of 1% of such asset value; with respect to Aquila Narragansett Tax-Free Income Fund, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value; and with respect to Aquila Tax-Free Fund For Utah, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.

Aquila Tax-Free Trust of Arizona:  For its services with respect to Aquila Tax-Free Trust of Arizona, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

Aquila Tax-Free Fund of Colorado: For its services with respect to Aquila Tax-Free Fund of Colorado, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Aquila Churchill Tax-Free Fund of Kentucky:  For its services with respect to Aquila Churchill Tax-Free Fund of Kentucky, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

 Aquila Narragansett Tax-Free Income Fund: For its services with respect to Aquila Narragansett Tax-Free Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Aquila Tax-Free Fund For Utah: For its services with respect to Aquila Tax-Free Fund For Utah, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Expense Waiver and Reimbursement - Aquila Tax-Free Fund of Colorado
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1%  of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2017.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Expense Waiver and Reimbursement - Aquila Narragansett Tax-Free Income Fund

The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.69% for Class C Shares and 0.69% for Class Y Shares through September 30, 2017, and 0.98% for Class I Shares through September 30, 2016 and 1.04% for Class I Shares for the period October 1, 2016 through September 30, 2017.  The Manager may not terminate these arrangements without the approval of the Board of Trustees.

Expense Waiver and Reimbursement - Aquila Tax-Free Fund For Utah

The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares and 1.64% for Class C Shares through September 30, 2017, and 0.63% for Class Y Shares through September 30, 2016 and 0.64% for Class Y Shares for the period October 1, 2016 through September 30, 2017. The Manager may not terminate these arrangements without the approval of the Board of Trustees.

Sub-Advisory Agreement - Aquila Tax-Free Fund of Colorado

The services of Davidson Fixed Income Management Inc. doing business in Colorado as Kirkpatrick Pettis Capital Management, the Sub-Adviser for Aquila Tax-Free Fund of Colorado, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Advisory Agreement contains provisions regarding brokerage described below under "Brokerage Allocation and Other Practices."

The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.

For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of Aquila Tax-Free Fund of Colorado as of the close of business each business day at the annual rates of 0.20 of 1% of such net asset value.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.18 of 1% of net assets of the Fund up to $400,000,000; 0.16 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.14 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2017.

Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund

The services of Citizens Investment Advisors, the Sub-Adviser for Aquila Narragansett Tax-Free Income Fund, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.

For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.23 of 1% of such net asset value.

Information about the Manager and the Sub-Adviser

The Funds' Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2016, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.9 billion, of which approximately $3 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager.  AMC was founded in 1984 and is principally owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.  Performance of the Advisory and Administration Agreement is guaranteed by AMC.

Davidson Fixed Income Management Inc. is a registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Tax-Free Fund of Colorado since 1992. The Sub-Adviser has approximately $4.8 billion in assets under management. It has a local office at 1550 Market Street, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Citizens Investment Advisors is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. ("CFG"). CFG is a commercial bank holding company with total assets of $140 billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,200 branches and nearly 18,000 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.

Additional Information About the Portfolio Managers

Aquila Tax-Free Trust of Arizona:  The Fund's portfolio manager is Mr. Todd W. Curtis.  He is also the co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah.  Mr. Curtis manages no other investment companies, pooled investment vehicles or separate accounts. He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation, which he receives from the Manager, not the Fund, is not performance based, and he participates in the Manager's 401(k) Plan. Mr. Curtis owns securities of the Fund in the range of $100,001 - $500,000.

There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Arizona issuers hinders the execution of the Fund's investment program.  The minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.

Aquila Tax-Free Fund of Colorado: The Fund's portfolio manager is Mr. Christopher B. Johns.  He manages the Fund and Aquila Tax-Free Trust of Oregon, another fund in the Aquila Group of Funds with assets under management of approximately $635 million as of March 31, 2016.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages 19 other accounts with assets totaling approximately $252 million as of March 31, 2016, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund's investment adviser.

There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Colorado issuers hinders the execution of the Fund's investment program – a factor that affects all accounts sharing the same investment strategy.  In such situations, the Sub-Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocation, its Code of Ethics and applicable compliance procedures.  In addition, the minimum block sizes and maturity requirements of purchases for the Fund  typically differ from the investment requirements of other accounts managed by the portfolio manager.

Mr. Johns owns securities of the Fund in the range of $100,001 - $500,000.

Aquila Churchill Tax-Free Fund of Kentucky:   Mr. Royden Durham is co-portfolio manager of the Fund.  Mr. Durham manages no other investment companies, pooled investment vehicles or separate accounts. He receives a fixed salary and a bonus, without any deferred compensation or retirement plan. His compensation is not performance based, and he participates in the Manager's 401(k) Plan.  Mr. Durham owns shares of the Fund in the range of $1 - $10,000.

Mr. Todd W. Curtis is also co-portfolio manager of the Fund. Mr. Curtis is also co-portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah.  Mr. Curtis manages no other investment companies, no pooled investment vehicles and no other separate accounts.  He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation is not performance based. Mr. Curtis does not own any securities of the Fund.

There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Kentucky issuers hinders the execution of the Fund's investment program.  The minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.

Aquila Narragansett Tax-Free Income Fund: Mr. Jeffrey K. Hanna is the portfolio manager responsible for the day-to-day management of the Fund.

Mr. Hanna also manages approximately 100 other relationships, with aggregate assets of $745,551,539 at March 31, 2016. Mr. Hanna does not manage other investment company portfolios or pooled investment vehicles.

The compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated.  Generally, compensation by these clients and the funds is computed as a percentage of assets under management.  No account or fund has performance based fees.

There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Rhode Island issuers hinders the execution of the Fund's investment program.  The minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.

Mr. Hanna is employed and compensated by Citizens Bank, N.A., of which the Sub-Adviser is a department.  As of March 31, 2016, Mr. Hanna received fixed compensation not based upon the value of assets or the investment performance of the Fund and accounts that he manages.  Mr. Hanna may be eligible to receive a bonus which is not dependent upon the value of assets or the performance of the Fund or the performance of other accounts he manages.  The method of determining compensation of the portfolio manager is the same for the Fund as for all other accounts he manages.

In addition, as of March 31, 2016, Mr. Hanna's compensation included a participation in the Bank's Retirement Savings Plan.  Like all employees of the Bank, Mr. Hanna is eligible to participate in the Bank's Retirement Savings Plan and Employee Stock Purchase Plan.  Under the Retirement Savings Plan, various types of contributions are made for employees by the Bank including profit sharing, value sharing, and matching contributions.

Currently, Mr. Hanna has an interest or owns securities of the Fund in the range of $1 - $10,000.

Aquila Tax-Free Fund For Utah: The Fund's co-portfolio managers are Mr. Todd W. Curtis and Mr. James Thompson. Mr. Curtis is also the co-portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky.  Mr. Curtis manages no other investment companies, no pooled investment vehicles and no other separate accounts.  He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation is not performance based, and he participates in the Manager's 401(k) Plan.  Mr. Curtis does not own any securities of the Fund.

Mr. Thompson is also backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky.  Mr. Thompson manages no other investment companies, pooled investment vehicles or separate accounts. He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation, which he receives from the Manager, not the Fund, is not performance based, and he participates in the Manager's 401(k) Plan.  Mr. Thompson owns securities of the Fund in the range of $50,001 - $100,000.

There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Utah issuers hinders the execution of the Fund's investment program.  The minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.

Underwriting Commissions

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of each Fund and the amount retained by the Distributor, respectively, were as follows:

Aquila Tax-Free Trust of Arizona

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2016:
	$310,837	$63,140

Fiscal Year Ended March 31, 2015:
	$283,966	$53,483

Fiscal Year Ended March 31, 2014:
	$154,212	$35,882

Aquila Tax-Free Fund of Colorado:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2016:
	$263,596	$46,398

Fiscal Year Ended March 31, 2015:
	$194,039	$45,700

Fiscal Year Ended March 31, 2014:
	$251,264	$64,455

Aquila Churchill Tax-Free Fund of Kentucky:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2016:
	$330,358	$27,237

Fiscal Year Ended March 31, 2015:
	$302,504	$26,924

Fiscal Year Ended March 31, 2014:
	$301,783	$29,931

Aquila Narragansett Tax-Free Income Fund:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2016:
	$296,440	$28,090

Fiscal Year Ended March 31, 2015:
	$197,963	$17,973

Fiscal Year Ended March 31, 2014:
	$202,152	$31,901

Aquila Tax-Free Fund For Utah:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2016:
	$280,331	$26,389

Fiscal Year Ended March 31, 2015:
	$299,257	$24,896

Fiscal Year Ended March 31, 2014:
	$290,966	$41,096

In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund of Colorado:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%
$250,000 but less than $500,000	3.00%	2.50%
$500,000 but less than $1,000,000	2.50%	2.25%

Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund
and Aquila Tax-Free Fund For Utah:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.50%
$25,000 but less than $50,000	3.75%	3.50%
$50,000 but less than $100,000	3.50%	3.25%
$100,000 but less than $250,000	3.25%	3.00%
$250,000 but less than $500,000	3.00%	2.75%
$500,000 but less than $1,000,000	2.50%	2.25%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.

Distribution Plan

Each Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  Each Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) (if the Fund offers Class I Shares) and to certain defensive provisions (Part IV).

For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors LLC (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made  directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), up to 0.15 of 1% of the average annual net assets of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund represented by the Front-Payment Class Shares, and up to 0.20 of 1% of the average annual net assets of Aquila Tax-Free Fund For Utah represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares. With respect to Aquila Tax-Free Fund of Colorado, the Board of Trustees has approved payments under this Part of the Distribution Plan at the annual rate of 0.05 of 1% of all of the average annual net assets of the Fund represented by the Front-Payment Shares class of shares.

The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part I is in effect, the Funds' Distributor shall report at least quarterly to the Funds' Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority"  (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund's Board of Trustees, each Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under  the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part II is in effect, the Funds' Distributor shall report at least quarterly to the Funds' Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year  so long as such continuance is specifically approved at least annually by each Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)

Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund's Board of Trustees, each Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of each Fund represented by Class I Shares is currently authorized by the Trustees.  Such payments shall be made only out of a Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part III is in effect, the Funds' Distributor shall report at least quarterly to the Funds' Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

Another part of each Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by a Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any  proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of a Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

The Plan defines as a Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by each Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of a Fund.

Payments Under the Plan

During its fiscal year ended March 31, 2016, payments were made by the Aquila Tax-Free Trust of Arizona under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Trust of Arizona under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2016.

During its fiscal year ended March 31, 2016, payments were made by Aquila Tax-Free Fund of Colorado under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Fund of Colorado under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2016.

During its fiscal year ended March 31, 2016, payments were made by Aquila Churchill Tax-Free Fund of Kentucky under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.

During its fiscal year ended March 31, 2016, payments were made by Aquila Narragansett Tax-Free Income Fund under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.

During its fiscal year ended March 31, 2016, payments were made by Aquila Tax-Free Fund For Utah under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2016.

Payments to Qualified Recipients

During the fiscal year ended March 31, 2016, payments to Qualified Recipients by the Funds under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

Aquila Tax-Free Trust of Arizona

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$347,460	$24,214	$323,246
Part II	$134,070	$42,578	$91,492

Aquila Tax-Free Fund of Colorado

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$103,763	$4,487	$99,276
Part II	$191,063	$63,054	$128,009

Aquila Churchill Tax-Free Fund of Kentucky

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$280,798	$8,945	$271,853
Part II	$76,574	$22,835	$53,739
Part III	$8,343	$0	$8,343

Aquila Narragansett Tax-Free Income Fund

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$190,014	$13,005	$177,009
Part II	$112,543	$38,128	$74,415
Part III	$232	$0	$232

Aquila Tax-Free Fund For Utah

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$420,041	$15,098	$404,943
Part II	$575,159	$185,300	$389,859

All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

Separate from the Fund's Distribution Plan, each Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund (if the Fund offers Class I Shares) of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

As used in Part I of each Fund's Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of a Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of each Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.

During the fiscal year ended March 31, 2016, $44,690 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Trust of Arizona; $63,688 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund of Colorado; $25,525 was paid to the Distributor under Part I of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky; $37,514 was paid to the Distributor under Part I of the Plan with respect to Aquila Narragansett Tax-Free Income Fund; and $191,719 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund For Utah.

Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)

As used in Part II of the Services Plan for Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of each Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

During the fiscal year ended March 31, 2016, payments made to Qualified Recipients under Part II of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky's Class I Shares amounted to $20,857.  During the fiscal year ended March 31, 2016, payments made to Qualified Recipients under Part of the Plan with respect to Aquila Narragansett Tax-Free Income Fund's Class I Shares, together with amounts paid with respect to the same shares under Part III of the Fund's Distribution Plan, amounted to $581.  No Class I Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado or Aquila Tax-Free Fund For Utah were outstanding during such Funds' most recent completed fiscal year.

General Provisions

While each Fund's Services Plan is in effect, the Funds' Distributor shall report at least quarterly to the Funds' Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not  "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

Each Fund, the Manager, each Sub-Adviser, and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

Each Fund's Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon, 4400 Computer Drive, Westborough, Massachusetts 01581.

Each Fund's Custodian, BNY Mellon, 225 Liberty Street, New York, New York 10286, is responsible for holding the Fund's assets.

Each Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Fund's financial statements.

Brokerage Allocation and Other Practices

During the three most recent fiscal years of the Funds, all of the Funds' portfolio transactions were principal transactions and no brokerage commissions were paid.

The Manager or Sub-Adviser (with respect to Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund) shall select such broker/dealers ("dealers") as shall, in the Manager or Sub-Adviser's judgment, as applicable, implement the policy of the Fund to seek to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.  Municipal obligations, including state obligations, purchased and sold by a Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. A Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case a Fund will incur a brokerage commission. In allocating transactions to dealers, the Manager or Sub-Adviser, as applicable, is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Manager or Sub-Adviser, as applicable, determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Manager or Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager or Sub-Adviser, as applicable, is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. Each Fund recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Fund and may be used for the benefit of the Manager or Sub-Adviser or their other clients.

The Sub-Adviser to Aquila Tax-Free Fund of Colorado may use its affiliated broker-dealer, D.A. Davidson & Co. to execute a portion of the Fund's portfolio securities transactions.  Any such transactions are subject to compliance with the 1940 Act and with the requirement that the Sub-Adviser seek to achieve "best execution" for such transactions, as discussed above.  None of the Funds engaged in any such affiliated brokerage transactions during its three most recent fiscal years .

Capital Stock

The Funds offer the following classes of shares.

* Front-Payment Class Shares ("Class A Shares") are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge ("CDSC"). Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund are subject to a fee under the Fund's Distribution Plan at the rate of up to 0.15 of 1% of the average annual net assets represented by the Class A Shares.  Class A Shares of Aquila Tax-Free Fund of Colorado are subject to a fee under the Fund's Distribution Plan at the rate of up to 0.15 of 1% (currently 0.05 of 1%) of the average annual net assets  represented by the Class A Shares. Class A Shares of Aquila Tax-Free Fund For Utah are subject to a fee under the Fund's Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares.

* Level-Payment Class Shares ("Class C Shares") are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares of each Fund. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under each Fund's Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

*Institutional Class Shares ("Class Y Shares") are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of each Fund are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

*Financial Intermediary Class Shares ("Class I Shares") (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only) are offered and sold only through financial intermediaries with which Aquila Distributors LLC has entered into sales agreements, and are not offered directly to retail customers. Class I Shares of each Fund are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers.  Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of each Fund.  In addition, Class I Shares of each Fund may pay a service fee of up to 0.25 of 1% of such assets.

As an open-end management investment company, each Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Purchase, Redemption and Pricing of Shares." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each Fund are fully paid and non-assessable. Shares will remain on deposit with the Funds' transfer agent and certificates will not normally be issued.

Each Fund is a series of Aquila Municipal Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of each Fund, designated as Class A, Class C, Class I and Class Y shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of a Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which a Fund itself would be unable to meet its obligations.

Purchase, Redemption, and Pricing of Shares

The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares

You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:

(i)	Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.

Broker/Dealer Compensation-Class A Shares

Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund only:

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see "Reduced Sales Charges for Certain Purchases of Class A Shares" below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds ("Aquila fund shares") that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$1 million and up to $2.5 million	1% on shares redeemed in years 1 & 2 0.50 of 1% on shares redeemed in years 3 & 4
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2 0.0 on shares redeemed in years 3 & 4
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made.

Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah only:

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see "Reduced Sales Charges for Certain Purchases of Class A Shares" below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds ("Aquila fund shares") that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$1 million and up to $2.5 million	1% on shares redeemed in years 1 & 2
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during thatmonth. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made.

All Funds:

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by the Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

Broker/Dealer Compensation-CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price

$1 million but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

"Single purchasers" may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.

Letters of Intent

"Single purchasers" may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

Class A Shares may be purchased without a sales charge by:

*	current and former Trustees and officers of any funds in the Aquila Group of Funds;

*	the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

*	selected broker dealers, their officers and employees and other investment professionals;

*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;

*	certain family members of, and plans for the benefit of, the foregoing; and

*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.

Each Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

A qualified group is a group or association that

(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)	complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Examples of a qualified group include, but are not limited to:

*	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and

*	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Accordingly, Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to brokerage relationships in which sales charges are customarily imposed.

Investors may exchange securities acceptable to the Manager and Sub-Adviser (if applicable) for shares of the Fund. The Funds believe such exchange provides a means by which holders of certain securities may invest in a Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund's portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries
The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries ("financial advisors") above and beyond sales commissions, 12b‑1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Funds, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor's recommendation of a Fund.

Such additional compensation (which is sometimes referred to as "revenue sharing") is paid out of the Distributor's (or related company's) own resources, without additional charge to a Fund or its shareholders, although such resources may include profits derived from services provided to the Funds.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor's reputation, training of the financial advisor's sales force, quality of service, ability to attract and retain assets for the Funds, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor may pay additional compensation for services with respect to the Funds and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

•	assistance in training and educating the financial advisor's personnel;

•	participation in the financial advisor's conferences and meetings;

•	advertising of the Funds' shares;

•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

•	shareholder education events;

•	exhibit space or sponsorships at regional or national events of financial intermediaries;

•	participation in special financial advisor programs;

•	continued availability of the Fund's shares through the financial advisor's automated trading platform;

•	access to the financial advisor's sales representatives and national sales management personnel by the Distributor or Fund representatives;

•	inclusion of the Funds and/or the Aquila Group of Funds on preferred or recommended sales lists; and

•	other comparable expenses at the discretion of the Distributor.

The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include American Enterprise Investment, Bank One Securities Corp. (now JP Morgan Chase Bank and/or JP Morgan Chase Securities), Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Janney Montgomery Scott LLC, LPL Financial, Merrill Lynch, Morgan Keegan & Company, Inc.,  Morgan Stanley Smith Barney, National Financial Services LLC, Pershing LLC, RBC Dain Rauscher Inc., Raymond James Securities, Sovereign Bank, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wedbush Securities Inc.,  Wells Fargo Advisors, Inc., and Zions Investment Securities Inc.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class I Shares (if the Fund offers Class I Shares) or Class Y Shares.

Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum  investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

The Funds no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.

Reinvestment Privilege

If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

Exchange Privilege

Shareholders of each Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.

Generally, you can exchange shares of any class of a Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares (if the Fund offers Class I Shares) or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary. Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Fund in the Aquila Group of Funds.

The following important information should be noted:

CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

The funds in the Aquila Group of Funds reserve the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days' written notice to shareholders.

All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:

800-437-1000 toll-free

Note: The Funds, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.

An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.

Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.

If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for a Fund's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Conversion of Class C Shares

Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds.

"Transfer on Death" Registration (Not Available for Class I Shares (if the Fund offers Class I Shares) or Class Y Shares)

Each of the funds in the Aquila Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of a Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Funds; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

Computation of Net Asset Value

The net asset value of the shares of each Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding.  If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation.  Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund's Board of Trustees.

Purchases and Redemptions Through Broker/Dealers

A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I and Class Y Shares

Each Fund has authorized one or more financial intermediaries or institutions to receive on its behalf purchase and redemption orders for Class I Shares (if the Fund offers Class I Shares) or Class Y Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I or Class Y Shares on a Fund's behalf. The Fund will be deemed to have received a purchase or redemption order for Class I or Class Y Shares when an authorized financial intermediary or, if applicable, the financial intermediary's authorized designee receives the order. Such orders will be priced at the Fund's net asset value for Class I or Class Y Shares next determined after they are received by the authorized financial intermediary or institution or, if applicable, its authorized designee and accepted by the Fund.

Limitation of Redemptions in Kind

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

Under Fund policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of each Fund's schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund's website at www.aquilafunds.com.

In addition, the Manager may share a Fund's non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding a Fund's portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds' Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between a Fund's shareholders and the Fund's Manager, Sub-Adviser (if applicable), Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Funds, the Manager and a Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

Each Fund currently provides holdings information to the following service providers with which it has ongoing relationships:

1.	Interactive Data Pricing and Reference Data, Inc. (pricing services) on a daily basis with no lag;

2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis; and

3.	Fitch, its financial printer, as soon as practicable following each fiscal quarter-end.

Each Fund also currently provides holdings information to Bloomberg, Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.

Additional Tax Information

The following is a summary of certain material U.S. Federal income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund and Its Investments

Each Fund will be treated as a separate taxpayer for U.S. Federal income tax purposes.  Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" or "RIC" under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more "qualified publicly traded partnerships."

As a regulated investment company, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments) computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

Each Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to "mark to market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and maintain qualification for treatment as a regulated investment company.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or "appreciated financial positions" or (2) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

For U.S. Federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 ("Pre-2011 Carryforwards") are available to be applied against future capital gains, if any, realized by a Fund prior to expiration of the carryforwards.  Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 ("Post-2010 Carryforwards") may generally be carried forward without limit, and such carryforwards must be exhausted before a Fund will be permitted to utilize any Pre-2011 Carryforwards.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Aquila Tax-Free Trust of Arizona: At March 31, 2016, the Fund had no Pre-2011 Carryforwards and no Post-2010 Carryforwards.

Aquila Tax-Free Fund of Colorado:  At March 31, 2016, the Fund had Pre-2011 Carryforwards with expiration dates as follows:

Pre-2011 Carryforward	Expiration Date
$55,212	March 31, 2017

At March 31, 2016, the Fund had short-term and long-term Post-2010 Carryforwards as follows:

Post-2010 Carryforward	Character
$1,493,846	Short-term
$0	Long-term

Aquila Churchill Tax-Free Fund of Kentucky:  At March 31, 2016, the Fund had Pre-2011 Carryforwards with expiration dates as follows:

Pre-2011 Carryforward	Expiration Date
$175,082	March 31, 2017

At March 31, 2016, the Fund had short-term and long-term Post-2010 Carryforwards as follows:

Post-2010 Carryforward	Character
$479,001	Short-term
$0	Long-term

Aquila Narragansett Tax-Free Income Fund: At March 31, 2016, the Fund had no Pre-2011 Carryforwards.

At March 31, 2016, the Fund had short-term and long-term Post-2010 Carryforwards as follows:

Post-2010 Carryforward	Character
$1,310,603	Short-term
$0	Long-term

Aquila Tax-Free Fund For Utah: At March 31, 2016, the Fund had no Pre-2011 Carryforwards and no Post-2010 Carryforwards.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder of that Fund on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the applicable Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits..  Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Exempt-interest dividends paid by a Fund are exempt from regular Federal income taxes. Distributions of taxable net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of a Fund's distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to "qualified dividend income" in the hands of an individual shareholder.

Dividends and distributions from a Fund (other than exempt-interest dividends) and net gains from redemptions of Fund shares are generally taken into account in determining a shareholder's "net investment income" for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder's aggregate tax basis in shares of the applicable Funds will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because each Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in a Fund is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-

exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a Fund may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal "branch profits" tax, or the Federal "excess net passive income" tax.

Sales of Shares

Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the same Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.

Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.

The backup withholding rate is 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. Federal income tax liabilities.

Notices

Shareholders will receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Non-U.S. Shareholders

Ordinary dividends (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain") and certain other payments made by a Fund to non-U.S. shareholders  are generally subject to Federal withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. "Qualified net interest income" is the Fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. This 30% withholding tax generally does not apply to exempt-interest dividends, capital gain dividends or redemption proceeds.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax. The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions (other than exempt-interest dividends) payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

Basis Reporting

Each Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, each Fund will also report the shareholder's basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of a Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will calculate the basis of the share sold using its default method unless the shareholder has properly elected to use a different method. Each Fund's default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder's Fund shares in the account.

Shareholders may instruct a Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker's default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting each Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Underwriters

The Distributor acts as each Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

Payments of the amounts listed below for each of the Funds for the fiscal year ended March 31, 2016 were as follows:

Aquila Tax-Free Trust of Arizona

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$63,140	None	None	None*

*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.

Aquila Tax-Free Fund of Colorado:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$46,398	None	None	None*

*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.

Aquila Churchill Tax-Free Fund of Kentucky:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$27,237	$26,924	None	None*

*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.

Aquila Narragansett Tax-Free Income Fund:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$28,090	None	None	None*

*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.

Aquila Tax-Free Fund For Utah:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$26,389	None	None	None*

*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.

Proxy Voting Policies

Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling our toll-free number (1-800-437-1020), (2) at www.aquilafunds.com, and (3) on the SEC's website at www.sec.gov. The Manager's proxy voting policies and procedures follow:

Background and Scope of Applicability:  The purposes of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which Aquila Investment Management LLC (the "Firm" or "AIM") votes the securities for which the AIM exercises voting authority and discretion ("Proxies").Generally, Aquila Municipal Trust (the "Trust") does not purchase or hold voting securities.  As a result, it is not likely that the Trust will hold securities whose issuers issue proxies.  However, the Trust is permitted to invest in money market funds whose issuers may periodically issue proxies pursuant to requirements under the Investment Company Act of 1940.  Because of the nature of voting subject matters that might arise in the context of a money market fund proxy, AIM perceives relatively less risk with money market fund proxies in contrast to the proxies of corporate operating companies.  Accordingly, this procedure has been designed and implemented to address matters that might arise in conjunction with voting money market fund proxies.

It is the general policy of the Firm to vote on all matters presented to security holders in any money market fund proxy in which the Trust is eligible to vote, and these policies and procedures have been designed with that in mind.  However, the Firm reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Firm, the costs associated with voting such Proxy outweigh the benefits to the Trust, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Trust.

In the event the Trust holds a voting security and is eligible to vote in a proxy solicitation, these Proxy Voting Policies and Procedures will be used in determining how to cast a vote, whether to abstain from casting a vote, casting actual votes, maintaining required records and publically disclosing the results of proxy voting.

Philosophy Governing Guidelines:  AIM believes that shareholders will do best investing in companies in which the interests of corporate management are properly aligned with the long term interests of shareholders.  In addition, AIM believes that investors are best served by managements and boards of directors that exhibit sound corporate governance.  AIM does not support company managements and boards of directors that attempt to enrich themselves disproportionately at the expense of shareholders or that do not exhibit sound governance practices.  AIM has established these proxy voting guidelines, but believes they cannot anticipate all situations that may arise.  These proxy voting guidelines are guidelines, not rigid rules.  There may be instances in which the specific situation requires a vote that does not follow the guidelines.  However, generally, proxies will be voted in the best interests of Fund shareholders in a manner designed to maximize shareholder value and/ or promote strong mutual fund governance practices.

Proxy Voting Procedures:  The "named" Portfolio Manager of each respective Fund with the Trust will receive, read and vote proxies using the philosophies and guidelines as described herein. AIM will work with the Trust's Custodian to identify voting securities, receive relevant proxy materials, if any, and distribute such proxy materials to the respective Portfolio Manager. Proxies may be voted either electronically or manually via paper ballots delivered via the U. S. Mail.

Generally, the factor(s) considered in voting proxies may include:

Does the proposed action help or hurt long-term shareholder value?

Does the proposed action help or hurt mutual fund governance practices?

Is the proposed action otherwise in the best interest of Fund shareholders?

Other relevant factors.

If the Portfolio Manager needs further input on a voting matter, they may consult with the Fund's Chief Compliance Officer, Fund officers or Fund legal counsel.  Voting records will be maintained in a dedicated file for proxy votes in AIM's headquarters

In cases where votes may require additional analysis, the Portfolio Manager may document the reasoning for the vote and supplement the Fund's voting records.  AIM will rely on the Securities and Exchange Commission's (SEC) EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation.  AIM will make all required Form N-PX filings with the SEC and will post the Trust's Proxy Voting Policies and Procedures and proxy voting results on the Aquila Group of Funds website located at www.aquilafunds.com.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody's Investors Service, Inc.'s Long-Term Obligation Ratings:

Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note : Moody's appends numerical modifiers "1", "2" and "3" to each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Description of Moody's Investors Service, Inc.'s Short-Term Obligation Ratings:

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note : Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody's Investors Service, Inc.'s U.S. Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels–MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated "SG," or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor's Ratings Group's Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C—A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Description of Standard & Poor's Ratings Group's Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor's Ratings Group's Municipal Short-Term Note Ratings Definitions:

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor's Ratings Group's Dual Ratings:

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Description of Standard & Poor's Ratings Group's Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to Federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Description of Fitch Ratings' Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC—Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

Description of Fitch Ratings' Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. 'CCC' ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. 'CC' ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. 'C' ratings indicate that default appears imminent or inevitable.

D—Default. 'D' ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—"Imminent" default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. "Imminent" default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings' opinion, irreversible "write-down" of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of 'D' will be assigned to the instrument. Where Fitch Ratings believes the "write-down" may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of 'C' will typically be assigned. Should the "write-down" then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the "write-down" later be deemed irreversible, the credit rating will be lowered to 'D'.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term Rating category, or categories below 'B'.

Description of Fitch Ratings' Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings' Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade ('CCC', 'CC' and 'C') the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the 'CCC', 'CC' and 'C' categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as "expected", alternatively referred to as "expects to rate" or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings' expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer's decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

"Interest-Only" Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

"Principal-Only" Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

"Rate of Return" Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol "PIF".

NR: A designation of "Not Rated" or "NR" is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol 'WD'.

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE ARIZONA ECONOMY AND ARIZONA OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Arizona ("Arizona" or the "State"). The sources of payment for Arizona municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statements of issuers of Arizona municipal obligations, as available on the date of this Statement of Additional Information. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Arizona issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Economic Condition and Outlook

The Office of Employment and Population Statistics ("EPS") within the Arizona Department of Administration ("ADOA") is forecasting gains of 156,535 jobs in Arizona over the two-year (2015 Quarter 3 to 2017 Quarter 2) period (2.84% annual growth).  Professional and Business Services (PBS) sector is expected to add the largest number of jobs (34,902) over the two-year period or 4.36%.  Construction is expected to have the largest annualized percentage gain at 6.6% (17,732 jobs). Sectors with the largest expected gains are: Professional and Business Services (34,902 jobs), Educational and Health Services (31,428 jobs), Trade, Transportation and Utilities (23,414 jobs), Leisure and Hospitality (22,594 jobs), and Construction (17,732 jobs).

Arizona continues to display overall economic growth that outpaces the nation. Bright spots are found largely in the service sector, including business and technical services, with health care and financial services doing well.
Impediments to growth in 2016 continue to be the lack of significant domestic in-migration, a sluggish electronics manufacturing sector, and the binding impacts of sequester on Arizona's aerospace and defense (A&D) manufacturing activities. Notwithstanding its performance relative to other states, Arizona's growth remains very slow by state historical comparisons, especially at this point in the business cycle.
However, it is possible that the measured pace of growth to date sets the stage for sustainable expansion in 2016-2017:
•	Arizona's defense sector may be poised to emerge from the doldrums of weakened defense-related spending, as there are indications that the major fiscal drag from se- quester is behind us.
•	Electronics manufacturing should benefit from an acceleration of the desktop/server computer refresh cycle.
•	The state's ongoing income and property tax reforms should help drive growth by lowering production and investment costs for manufacturing activities.

•	Construction – in particular, single-family homes – is poised to be on the upswing for the next two years, in sharp contrast to the past several years.

The case for optimism is based upon a slightly more positive outlook in the basic manufacturing industries, robust growth in the financial services and health services sectors, expansion of profession and technical services, and, of course, improving outlooks in construction and home building. Also, recent growth across the West creates the opportunity for business activity to spill over into Arizona rather than remaining confined to other states. The competitive advantages for living and doing business in Arizona that have buoyed growth for much of the past 50 years remain largely in place, and this should bode well for the future – especially over the next two to three years.

Pessimists point to lingering challenges in job creation, wage stability and overall job quality. There are also concerns over the "age" of the recovery, which is now in its sixth year, and improved growth in coastal states that has eroded some of the traditional attraction of land-locked Arizona.

Employment

Job creation continues to be a challenge. Arizona's approximate 2.5% job growth, while healthy compared to recent years, was sluggish by historical standards. However, there were encouraging signs in some sectors, e.g., construction, professional and technical services, and finance and insurance.

In 2016 most economists again see growth in the  2.5-2.7% range, with lagging sectors including manufacturing, the A&D sector, and government. The service sector will continue to add jobs, with only those in specialized and professional services paying above median salaries. Hospitality and food services will continue to flourish, and demand for qualified construction workers will continue to build.

Personal Income

Arizona's aggregate personal income growth rate, as reported by the Bureau of Economic Analysis, was slow by historical standards at about 4.7%, and most economists expect more of the same for 2016.

Part of the challenge is a very low inflationary environment in which wage inflation is virtually nonexistent. Prospects for acceleration exist as the employment picture improves, though this may be offset somewhat by a slowdown in capital income as investment markets cool in response to an aging recovery and monetary tightening. As growth in overall incomes returns, it is likely that consumer confidence will continue to accelerate.

Any resurgence in inflation will bolster this personal income growth scenario, but that is unlikely given the recent energy price declines. Still, the energy price erosion will free up dispos- able personal income for many households, which will help to bolster consumer confidence, spending and overall economic activity.

In-migration

The pace of domestic in-migration has held the key to growth in Arizona for decades. And though most direct metrics – e.g., housing  starts  and  electrical  hookups  –  do  not  show  much activity, the pace of movement into the state compares favorably with that of the nation.

As has been the case for several years, far fewer people are moving today than historically. Since World War II, the historical appeal of Arizona has consisted of jobs, affordable housing and an attractive climate, but those attractions have been under-mined in recent years by a sluggish national and local economy, the inability to sell homes in key sourcing states, and the massive loss of wealth and damage to credit scores that many potential movers suffered in the Great Recession.

Those factors abate with every passing year, and many of the attributes that have sustained Arizona's people magnetism for decades remain in place today. Demographics suggest that Arizona will see significant growth in retiree populations as the economy and incomes  improve. It is likely that in-migration rates will improve in 2016 and beyond, and the pace of that resurgence will be important for Arizona's growth trajectory.

Risks

The risks to the Arizona economy remain but lessen with each passing year. With an upswing in the housing cycle, risks should diminish further.

The most serious risk to Arizona comes from a scenario in which the nation falls back into recession due to overdone monetary tightening or external shocks. A national recession would significantly delay recovery in Arizona, since it will damage cyclically sensitive sectors while further impeding in-migration.

Upside Potential

As was suggested earlier, Arizona's housing sector is poised to grow, and it would take very little stimulus for this growth to accelerate as it has done many times before. Younger Americans have been forced to delay household formation – marriage, home buying, etc. – by high debts, weak job prospects, and changing social mores. However, if this behavior changes, the demographic effect on growth could shift from moderately negative to modestly positive. This is particularly true for a state like Arizona, whose favorable land use regulations and ample space have made it historically attractive to domestic migrants.

The FY 2016 Executive Revenue Forecast

Arizona's General Fund is on track to realize the FY 2016 Executive revenue forecast. Year-to-date, revenues are more than 5% above the same period for last year, and well over the enacted budget estimate. To some extent, this outperformance was driven by relatively weak growth in the first half of 2015 and the one-time "tax amnesty" program, the results of which are still being measured and which may be causing a temporary overes- timation of current ongoing revenues. In light of those circumstances, the current fiscal year is expected to finish with ongoing revenues of approximately $9.2 billion, or 3.4% above last year.

Transaction Privilege Tax revenues have continued their post- recession  trend  of  being  the  reliable  bellwethers  of  "Big  3" revenues,  posting  3.5%  growth  through  November.  This  is consistent with the Executive's "slow but steady" forecast. Growth in the overall TPT base will likely improve with the increased taxable consumption driven by falling gasoline prices and an improving labor market, but growth in the General Fund share of those revenues will likely be dampened somewhat by changes in the Contracting and Retail classifications by TPT reform. The General Fund receives a smaller share of Retail revenues than it does for the Contracting class, and the effect of reform has been to shift a significant amount of contracting activity into the Retail classification.

Individual Income Tax has exhibited unusually high volatility over the past three years, a situation that was driven largely by changes in federal tax policy. That volatility should level out, thanks to passage of a number of permanent tax law extenders. To date, individual income taxes have returned 6.9% over last year – more than enough to achieve the approximately 5% called for in the forecast.

Corporate Income Tax (CIT) remains by far the most volatile and difficult to forecast of the Big 3. An unexpectedly strong year for corporate receipts in FY 2015 was a significant contribu- tor to overall revenue outperformance, and this trend has shown signs of continuation so far this year. Despite an Execu- tive forecast of negative overall growth (driven mostly by the ongoing phasing-in of the rate reductions in the 2011 JOBS bill), the CIT posted a positive 4.9% year-over-year growth through November 2015. Some of this may be due to issues with the timing of filings, and growth may level out in the back half of the year as taxpayers fully account for tax law changes in their payments.

The FY 2017 Executive Revenue Forecast

Given the Governor's pledge to achieve a structurally balanced budget in FY 2017, it is critical that the Executive achieve its revenue forecast in that year. As such, construction of the forecast has been conservative, but realistic. For perspective, the average rate of General Fund growth over the last 25 years has been about 3.8% per year – well above the four-year forecast.

The Executive expects to receive approximately $9.5 billion in ongoing revenues in FY 2017, or 3% more than in FY 2016. The slowdown in revenue growth versus the year prior is partially attributable to the relative outperformance in FY 2015. Specifically, the strong showing in income taxes that year will drive a large increase in required Urban Revenue Sharing payments in 2017 (which are on a two-year lag), reducing the effective General Fund share of tax revenues. Thus, the effective slow- down in overall receipts should not be seen as a negative reflection on economic prospects, nor should it be assumed to make achievement of the forecast "easy."

In fact, underlying the Executive forecast is expected continued improvement in the Arizona economy. It is clear that the Federal "fiscal cliff" drove some of the recent volatility in revenues, and that there will be lasting impacts for Arizona going forward. However, some likely slowdown in the volatile capital gains portion of revenues should be offset by acceleration in Transaction Privilege Tax revenue growth and robust Income Tax Withholding receipts. The latter will be driven by continued labor market improvement and wage inflation, while the former will be buoyed by rising consumer confidence and a continued recovery in retail. Finally, ongoing labor market growth and robust business investment in-flows should help offset continuing declines in corporate income tax rates.

Up and Downside Potential

The risk to the revenue forecasts are that (a) demographic changes, coupled with changes in attitudes toward debt and home ownership, act to dampen consumption to levels well below historical norms for some time and (b) the U.S. economy takes a path similar to Japan over the past 20 years, with low/negative inflation and an aging population.

Perhaps more likely is a scenario in which the U.S. economy weathers the impact of Baby Boomer retirements, younger workers find opportunities as the Boomers leave the workforce, greater opportunities in the labor force rekindle labor mobility and domestic in-migration into Arizona, and mobile businesses take advantage of the abundant opportunities presented in Arizona and some of the state's historical momentum returns.

In this scenario, the nominal U.S. economy grows at a 5-6% rate, with modest inflation averaging 2% to 3%. In this case, spending rates increase slightly, and capital gains income opportunities prevail.  Any acceleration in the transition to this higher nominal growth trajectory will result in higher revenue flows for Arizona.

State Revenues and Expenditures

The State receives revenues from taxes, fees and other sources, the most significant of which are the transaction privilege (sales) tax, the personal income tax and the corporate income tax.  The State expends money on a variety of programs and services, the most significant of which include education (both kindergarten through twelfth grade ("K-12") and higher education), health and human services, correctional programs, transportation and debt service.

The State receives revenues from taxes, fees and other sources, the most significant of which are the transaction privilege (sales) tax, the personal income tax and the corporate income tax.  The State expends money on a variety of programs and services, the most significant of which include education (both kindergarten through twelfth grade ("K-12") and higher education), health and human services, correctional programs, transportation and debt service.

General Fund

The monies of the State are segregated into the General Fund and various other funds, including special agency and trust funds.  The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund.  The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.  The General Fund may be expended as a consequence of appropriation or funding measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various voter initiatives.

State Budget

The State's fiscal year begins on July 1 and ends on June 30 of the next calendar year.  State laws specifies that an annual budget shall be proposed by the Governor by the second Tuesday in January of each year for the next fiscal year (the "Governor's Budget").  Under State law, the Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year.  Following the Governor's Budget, the Joint Legislative Budget Committee ("JLBC") staff releases a proposed legislative budget for the next fiscal year.  The Governor's Budget and the JLBC budget form the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund State government for the ensuing fiscal year (the "Budget Act").  The Budget Act must be approved by a simple majority vote of each House of the Legislature.

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for the State to raise taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor's discretion in enacting budgets.

Economic and Demographic Information

Located in the country's sunbelt, Arizona continues to be one of the fastest growing areas in the United States.  Over the last several decades, Arizona has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

Geographically, Arizona is the nation's sixth largest state in terms of area (113,909 square miles).  It is divided into three distinct topographic regions: northern Arizona - high plateau country traversed by deep canyons such as the Grand Canyon National Park; central Arizona -rugged, mountainous and heavily forested; and southern Arizona - encompassing desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits.  These topographical areas all have different climates, which have distinctively influenced development in each region.  Land ownership is vested largely in the federal and State governments: 42.1% is owned by the federal government; 27.6% is held as Federal Trust Land (Indian), 17.6% is privately owned and 12.7% is held by the State.

Arizona is divided into 15 counties.  Two of these counties, Maricopa County and Pima County, are more urban in nature and account for approximately 75% of total population and 84% of total wage and salary employment in Arizona, based on 2014 estimates.  Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix, the sixth largest city in the United States, and surrounding cities include Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale.  Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, the State's second most populous city.

The State Budget and Appropriations Process

General

Historically, the State Legislature has adopted an annual operating and capital outlay budget for all agencies of the State.  The budget process is initiated by the Governor submitting the Governor's Budget by the second Tuesday in January for the next fiscal year to the State Legislature that includes proposed expenditures for the State and its agencies and the means of funding those expenditures.  Thereafter, the staff of the JLBC analyzes the Governor's Budget and recommends an alternative budget.  Public hearings are then conducted during the Legislative session and, generally prior to July 1, the budget is adopted through passage of appropriations bills.  State agencies are then responsible, under the oversight of the Department's General Accounting Office, for exercising budgetary control and ensuring that expenditures do not exceed appropriations.  The State Legislature has authority during the fiscal year to make additions, deletions or amendments to the adopted budget.

The accounts of the State are organized on the basis of funds and account groups, each of which is considered a separate accounting entity.  The General Fund is used for all financial resources except those required to be accounted for in another fund.  General Fund revenues are derived primarily from the collection of taxes, specifically transaction privilege (also referred to herein as "sales tax"), income (individual and corporate), motor vehicle, insurance premium and other taxes.  Other State funds include special revenue funds, capital projects, debt service, enterprise, internal service, university, and trust and agency funds.

Constraints on the Budget Process

Over the years, a number of laws have been enacted, often through voter initiatives, which have increase the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor's discretion in enacting budgets.  In the event the State desires to increase the tax and fee revenues deposited in the General Fund, the State Constitution requires that any legislation that provides for a net increase in such State revenues requires the affirmative vote of two-thirds of the members of each house of the State Legislature.  If the legislation receives the necessary two-thirds votes, the legislation will become effective immediately upon the signature of the Governor.  If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the State Legislature.  This constitutional requirement applies to legislation that would provide for a net increase in State revenues in the form of: (1) the imposition of any new tax, (2) an increase in a tax rate or rates, (3) a reduction or elimination of a tax deduction, exemption, exclusion, credit or other tax exemption feature in computing tax liability, (4) an increase in a statutorily prescribed State fee or assessment or an increase in a statutorily prescribed maximum limit for an administratively set fee, (5) the imposition of any new State fee or assessment or the authorization of any new administrative set fee, (6) the elimination of an exemption form a statutorily prescribed State fee or assessment, (7) a change in the allocation among the State, counties or cities of Arizona transaction privilege, severance, jet fuel and use, rental occupancy, or other taxes, or (8) any combination of the foregoing.  This constitutional requirement does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the State Legislature.  In addition, the requirement does not apply to fees and assessments that are authorized by statute, but are not prescribed by formula, amount or limit, and are set by a State officer or agency, and does not apply to taxes, fees or assessments that are imposed by counties, cities, towns and other political subdivisions of the State.

Budget Reserves - Budget Stabilization Fund (BSF)

The BSF, which acts as a budgetary reserve for the State, is funded with General Fund revenues and was established to normalize (over time) the fluctuations of the State's high and low growth rates and to help protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases.  The amount of funds transferred to or from the BSF is established by statutory formula, but may also be specified by additional acts of the Legislature.  No operating expenditures may be directly incurred from monies in the BSF.  Other than transfers from the General Fund, interest earned on pooled investments held by the State Treasurer is the primary revenue source of the BSF.

Given its stated use and purpose, balances in the BSF fluctuate depending on the fiscal condition of the State and the State General Fund.  The balance in the BSF was approximately $454.1 million as of June 30, 2013, and approximately $455.3 million as of June 30, 2014.  As of May 31, 2015, the BSF had a balance of approximately $457.1 million.

Sources of Tax Revenue

The following is a summary of the State's major tax revenues.

Sales and Use Tax

The Arizona transaction privilege tax is commonly referred to as a sales tax, but it is actually a tax on the privilege of doing business in Arizona. The tax may be passed to the consumer but it is actually levied on the vendor.  The tax is levied on the gross receipts of a taxable business less any applicable deductions and in the amounts to be determined by the application of tax rates against such gross receipts. The tax is imposed on a variety of business classifications, including, without limitation, retail sales, restaurants, prime contracting, and personal property rentals.

The Arizona use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed or stored in the State.  Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales.  Use tax also applies to most leases of tangible personal property.

Personal Income Tax

The Arizona personal income tax is closely modeled after the federal income tax law.  It is imposed on net taxable income (gross income less exclusions and deductions).  Personal, dependent, and other credits are allowed against the gross tax liability.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts.

Corporate Income Tax

The corporate income tax is levied on corporations that engage in business within Arizona.

State Expenditure Limit

Article IX, Section 17 of the Arizona Constitution imposes a limit on the amount of State revenues that the Legislature may appropriate for a fiscal year to a percentage of Arizona personal income.  The Constitutional provision also defines the type of State revenues that are subject to the appropriations limit, which include taxes, university collections, licenses, fees and permits.  Certain revenues are excluded from the limitation, including interest and dividends, sales for services and rentals, federal grants and funding, donations and gifts, and amounts received in trust.

The Governor's Office of Strategic Planning and Budgeting ("OSPB"), in consultation with the staff of the JLBC, is required by statute to report the appropriations subject to the Constitutional limit.  This calculation is prepared by February 15th of each year and indicates the appropriations that are or will be subject to the limit in the previous, current and subsequent fiscal years.  The most recent calculations prepared by OSPB indicate that the appropriations subject to the limit, as a percent of Arizona personal income, were estimated to be 6.25 percent for fiscal year 2013, 6.59 percent for fiscal year 2014 and 7.41 percent for fiscal year 2015.

Retirement Benefits

The State contributes to four separate defined benefit pension plans for the benefit of all full-time employees and elected officials.  The Arizona State Retirement System ("ASRS"), a cost-sharing, multiple employer defined benefit plan, has reported increases in its unfunded liabilities.  The effect of the increase in ASRS' unfunded liabilities on the State, or on the State's and its employees' future annual contributions to ASRS, are projected to increase in future years.  The Arizona Public Safety Personnel Retirement System ("PSPRS"), an agent multiple-employer defined benefit plan that covers public safety personnel who are regularly assigned to hazardous duties, for which the Arizona State Legislature establishes and may amend active plan members' contribution rate, has reported increases in its unfunded liabilities.  The effect of the increase in PSPRS' unfunded liabilities is expected to result in increased contributions by the State and its employees, however the specific impact on the State, or on the State's and its employees' future annual contributions to thePSPRS, cannot be determined at this time.  The Corrections Officers Retirement Plan ("CORP"), an agent multiple-employer defined benefit plan that covers certain State employees whose primary duties require direct inmate contact, for which the Arizona State Legislature establishes and may amend active plan members' contribution rate, has reported increases in its unfunded liabilities.  The effect of the increase in CORP's unfunded liabilities is expected to result in increased contributions by the State and its employees, however the specific impact on the State, or on the State's and its employees' future annual contributions to the CORP, cannot be determined at this time.  The Elected Officials Retirement Plan ("EORP"), a cost-sharing, multiple employer defined benefit plan that covers State elected officials and judges, for which the Arizona State Legislature establishes and may amend active plan members' contribution rate, has reported increases in its unfunded liabilities.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

APPENDIX C

ADDITIONAL INFORMATION ABOUT THE COLORADO ECONOMY AND COLORADO OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Colorado ("Colorado" or the "State").  The sources of payment for Colorado municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities.  This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statements of issuers of Colorado municipal obligations, as available on the date of this Statement of Additional Information.  Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially.  The Fund has not independently verifies, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information.  Such information is included herein without the express authority of any Colorado issuer and is provided without regard to any events and that occurred since the date of the most recent publicly available report.

General Profile

Colorado became the 38th state of the United States of America when it was admitted to the union in 1876. Its borders encompass 103,718 square miles of the high plains and the Rocky Mountains, with elevations ranging from 3,315 to 14,433 feet above sea level. The current population of the State is approximately five million. The State's major economic sectors include agriculture, professional and business services, manufacturing, technology, tourism, energy production and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate and other services.

Economic Conditions and Outlook

After seven years of economic growth, momentum in the U.S. and Colorado economies has slowed, as is characteristic of the later stages of an economic expansion. Low unemployment rates and slowing job growth are signaling full employment, which will contribute to upward wage pressure as labor becomes more difficult to find. The tourism, services, real estate, and construction sectors—industries that depend on the health of the labor market—continue to grow at healthy rates across the nation and in Colorado. More current indicators, including financial markets, consumer spending, and consumer debt, demonstrate economic expansion but at a slowing pace. Meanwhile, leading indicators of what is to come, including corporate profits, business investment, business credit markets, and manufacturing activity, have weakened.

Much of the weakness in business and manufacturing activity is the result of low commodity prices and a strong U.S. dollar, stemming from turbulence in the global economy. Oil prices have reversed their downward trend, relieving some of the pressure on the U.S. energy industry. Yet, weak growth abroad is sapping economic momentum in the U.S., contributing to a rising risk of recession.

Slower growth can also be attributed to domestic factors that are reducing the long-run growth rate potential for the U.S. economy. The aging population is weighing on labor force participation, pulling down wage growth, and shifting consumption away from goods toward services such as health care. Sluggish growth in U.S. labor productivity is also stunting economic prospects and wage gains. Slow economic growth has left U.S. monetary policy makers with a delicate balance. Raising interest rates too quickly will slow growth further. Yet, maintaining low rates for an even longer period may distort equities markets and savings patterns, and further pinch financial industry earnings.

In spite of many factors slowing growth, the economies of the U.S. and Colorado are expected to continue to expand in 2016 and 2017 at a relatively modest pace. A majority of industries are healthy and are hiring and rising wages will allow for continued growth in consumer activity, historically the greatest contributor to economic growth.

Gross Domestic Product

The U.S. economy has expanded for seven years, as measured by real Gross Domestic Product (GDP), an estimate of the inflation-adjusted value of final U.S. goods and services. Economic activity increased 0.8 percent in the first quarter of 2016 and was 2.0 percent higher than during the first quarter of 2015. Consumer spending has been the most consistent contributor to economic growth since the summer of 2015. Residential investment—a subset of gross private investment—has also been a consistent contributor to growth.

Gains in GDP have slowed over the last year along with consumer spending. Annualized quarterly growth has not exceeded 2.0 percent for three consecutive quarters—longer than any other period since the end of the Great Recession. However, growth is expected to improve somewhat in the second half of 2016. International trade and business investment in inventories and nonresidential structures have pulled down overall economic growth since the middle of 2015.

International trade is expected to continue to be a modest drag on growth as global demand remains weak and the price of U.S. goods relatively high, despite some recent weakening the value of the dollar. Business investment is expected to rebound somewhat through the remainder of the year given the ongoing recovery in oil prices and an expected rebound in inventory accumulation.

Most measures of economic activity show strong seasonal patterns that reflect events occurring at the same time each year, such as weather patterns and holidays. Data are seasonally adjusted so that they reflect actual trends instead of these seasonal variations. Several economists have suggested that "residual seasonality" may be skewing first quarter GDP data downward because, since 2014, first quarter estimates have been weaker than expected. Final first quarter estimates of GDP will be published in July.

Economic growth in Colorado, as measured by nominal (not adjusted for inflation) state GDP, ranked third highest among the states in 2014 with a 5.7 percent growth rate. In 2015, growth slowed to 3.1 percent, and Colorado's rank fell to 30 among the 50 states. This change in rank is due to the recession in the oil and gas industry. Other energy states, such as Texas, Oklahoma, and North Dakota also experienced significant decreases in rank by worse margins than Colorado. Colorado's diverse economy should receive some credit for this—but not all—given that Texas also has a highly diverse economy. Most of the credit is likely due to the fact that Colorado's energy industry has fared better than other states' because of the productivity and efficiency of the Denver-Julesburg Basin, primarily located in Weld County.

•	U.S. real GDP is expected to increase 1.6 percent in 2016 and 1.8 percent in 2017, slower growth than in the previous two years. A strong dollar and lackluster global economic growth will dampen exports and maintain headwinds against business activity. Heightened market volatility is also expected to suppress some consumer activity.

Business Income and Activity

Business income, activity, production and manufacturing orders are often leading indicators of future economic activity. Sustained declines can signal future job losses or an economic contraction.

Businesses in most services industries are doing well. The services industries are showing the strongest employment growth and business surveys continue to indicate moderate gains. The industrial production and manufacturing sectors, however, are battling considerable headwinds. Manufacturing and industrial production have softened since the summer of 2015, reflecting a strong U.S. dollar, less global demand for goods, and a decline in the value of refined oil products.

U.S. corporate profits after tax were up 3.3 percent in 2015. This growth, however, was entirely due to strength in the first half of 2015, as profits weakened in the second half. In the first quarter of 2016, corporate profits after tax came in slightly higher than the fourth quarter of 2015 but 3.6 percent lower than year-ago levels. This was weaker than expected, given that the pullback in the fourth quarter of 2015 was partially the result of a large one-time transfer payment related to the BP oil spill. Business investment in equipment and intellectual property also weakened over the past two quarters.

Proprietors' income is a good indicator for income in small- and medium-sized businesses. While both the corporate profit and proprietors' income data report income for businesses in both the services and manufacturing industries, the proprietors' income data are less influenced by swings in commodity prices and external factors such as the BP spill transfer payment. Proprietors' income has increased steadily since the end of the recession. In the first quarter of 2016, proprietor's income increased 3.1 percent over the same period last year. This steady growth likely reflects strength in services industries.

The Institute for Supply Management (ISM) non-manufacturing business activity index and the manufacturing index slowed in the second half of 2015. Both indicates, though, have improved so far this year.  Values above 50 represent expansion. The value for the broader business activity index, a good indicator for activity in the services sectors, continues to indicate moderate to strong expansion through May.

Industrial production was 1.5 percent lower in the first four months of 2016 compared with the same period in 2015. Industrial production has been declining since the summer of 2014. Much of the decline is due to oil and gas production and low commodity prices.

The Federal Reserve Bank of Kansas City produces a manufacturing index for businesses within its region—which includes western Missouri, Nebraska, Kansas, Oklahoma, Wyoming, Colorado, and northern New Mexico—similar to the ISM index for the nation. The index historically tracks very closely with the national ISM index. Since oil prices began to fall in late 2014, however, the two indices diverged, as the Kansas City Federal Reserve District has a higher share of oil and natural gas refining and processing than the nation as a whole. Through May, the index for the Kansas City district indicates that activity for the Kansas City district has been contracting for longer than a year.

Meanwhile, the value of new manufacturing orders in the U.S., an important leading indicator for the business sector, has been falling steadily since the summer of 2014, even after controlling for a spike in 2014 due to a large airplane order. New orders fell 6.3 percent in 2015 before decreasing another 3.0 percent through April relative to year-ago levels. The decrease is primarily occurring in the nondurable sector, which has been particularly hard hit by low agriculture and commodity prices. The value of durable goods ordered from manufacturers was flat through April compared with year-ago levels, while the value of nondurable goods fell 4.4 percent.

The slowdown in the nation's commodity and manufacturing sectors has begun to affect credit markets for commercial and industrial loans. The percent of domestic banks tightening standards for these loans has remained above zero for three consecutive quarters. Meanwhile, the net percent of banks reporting stronger demand for these loans fell below zero during the first two quarters of 2016. This is the first time either of these indicators have crossed zero and remained there for more than one quarter since the end of the recession.

In May, headline U.S. inflation rose 1.1 percent over the same month in the prior year. Core inflation, which excludes the more volatile components of food and energy, rose 2.2 percent. Low energy prices continue to subdue inflation, while most other price components rose relative to May last year. Crude oil prices reached lows in January and since have been moving upward, although these trends will not be reflected in year-over-year inflation until early 2017.

The next Denver-Boulder-Greeley consumer price index (CPI) release will be in late July, reflecting the first half of 2016. Colorado headline inflation rose 1.2 percent over the same period in 2015, while core inflation rose 3.3 percent. Rising housing, medical care, and recreation costs made the largest contribution to local price pressures and continue to outpace national trends. Housing costs in Colorado continued to well outpace the nation at the start of the year, and are expected to put upward pressure on area inflation throughout 2016.

The Federal Open Market Committee (FOMC) maintained the target federal funds rate this month at between 0.25 percent and 0.5 percent.  Although July remains a possibility for a modest hike in the target rate, most economists and financial analysts do not expect inflation and employment indicators to warrant another rise until at least this fall. FOMC Chair Janet Yellen indicated that the natural rate of interest, or that rate consistent with a growing economy without overheating, is lower than it has been historically. The FOMC continues to keep its balance sheet elevated by reinvesting proceeds from maturing Treasury securities and principal payments from its holdings of federal agency debt and agency mortgage-backed securities.  These efforts are expected to maintain downward pressure on long-term interest rates, lowering borrowing costs for home mortgages and other longer-term financing of business and consumer activity.
•	A gradual increase in energy prices in 2016 is expected to firm inflationary pressures. Nationally, prices are expected to increase 1.3 percent in 2016 and 2.1 percent in 2017.

•	The Denver-Boulder-Greeley CPI will increase 2.4 percent in both 2016 and 2017. The cost of housing in Colorado is expected to grow faster than the cost of housing nationally, leading to faster inflation in Colorado through the forecast period.

Energy Markets

Energy prices have rebounded somewhat from their lows earlier in the year, due to lower production and expectations for the usual boost in U.S. demand as the summer travel season approaches. While this has eased some of the pressure on the energy sector, prices remain low on weak global demand and still bulging reserves of oil and gas, although oil reserves have begun to fall from historical highs. Production has fallen in the U.S. and elsewhere, although some of the production decreases are due to temporary disruptions in supply, including a brief labor strike in Kuwait and wildfires in Canada. Offsetting supply disruptions somewhat, Iran has ramped up production since economic sanctions were lifted.

U.S. crude oil production increased 8.3 percent in 2015, despite low global oil prices. Much of this increase was due to growth in the first half of the year, before leveling off in the second half and falling 2.4 percent in the first three months of 2016 compared with year-ago levels. Meanwhile, the number of active oil rigs has been declining. In the fourth quarter of 2015, there was an average of 567 active drilling rigs operating in the U.S., according to Baker Hughes. By the end of May, the number of rigs had declined to 316. The recent recovery in oil prices is expected to stem and slowly reverse this decrease over the next year.

In Colorado, oil production increased 33.4 percent in 2015 due to production in the  Denver-Julesburg Basin. Oil producers are benefitting from efficiencies in drilling technology, which allows for increased production from each well. Production companies are still investing in the Denver-Julesburg Basin, likely taking production activity away from other areas of the country and moving resources to Weld County. Because natural gas is a byproduct of oil production, Weld County is now the leading county in natural gas production and the only area of the state where natural gas production is on the rise.

While Colorado production continues to rise, low oil prices have suppressed profits, wages, employment, and investment in the industry. Nonfarm employment in Colorado's mining and logging sector decreased 8.5 percent in 2015 and another 17.6 percent year-to-date through April. Prices are expected to remain stable, averaging between $40 and $50 per barrel for the remainder of 2016 and rising gradually to between $50 and $60 by 2018. By the end of 2016 and into 2017, this will gradually mitigate and eventually reverse the energy sector's drag on the Colorado economy.

The Western Slope's natural gas production is concentrated in the Piceance Basin, primarily in Garfield and Rio Blanco counties. Through February 2016, regional gas production was down 11.0 percent compared with the same period in 2015 and has been declining since 2013. Low natural gas production is entirely due to low prices, which are in turn the result of excess supply. The U.S. Geological Survey recently increased its assessment for undiscovered, technically recoverable resources in the Mancos Shale within the Piceance Basin to 66 trillion cubic feet of shale natural gas, 74 million barrels of shale oil, and 45 million barrels of natural gas liquids, the second-largest assessment that the U.S. Geological Survey has conducted. The previous assessment, conducted in 2003, estimated only 1.6 trillion cubic feet of shale natural gas. Meanwhile, low prices and low demand continue to affect the coal industry, with significant impacts on local economies in Gunnison, Delta, and Moffat counties.

Labor Markets

The labor markets in Colorado and the nation are at or near full employment. The rate at which jobs are being added has slowed, with some of the slower growth due to weakness in the energy and export industries. However, broader labor market indicators suggest a tightening of the workforce, and that some portion of the slowdown may not be driven by lower demand, but rather a shrinking supply of workers. The nation has been filling fewer jobs than are available for over a year, and wage growth has begun to slowly gain momentum.

Employment growth in Colorado has outpaced the nation since early in the recovery. The rate of job gains in Colorado has slowed considerably, however, since energy and other commodity prices began to fall in December 2014. Employment in Colorado increased 3.5 percent in 2014 and 3.1 percent in 2015 over year-ago levels. Job growth peaked at 4.0 percent in December 2014 over the same month in 2013. By May, job growth had slowed to 2.5 percent over the same month last year.

Colorado's unemployment rate ticked up in May to 3.4 percent, having fallen to a post-recession low of 2.9 percent in March. The increase was accompanied by a surge in Colorado's labor force.  Meanwhile, the gap between Colorado's unemployment and underemployment rates has narrowed to a level consistent with full employment. Taken together, these data suggest that Colorado's labor market may be at or close to its natural rate of unemployment, the lowest rate of unemployment that an economy can sustain over the long run without overheating.

Meanwhile, job gains nationwide have also decelerated, from a post-recession year over year peak of 2.3 percent in February 2015 to 1.7 percent in May 2016. Job gains failed to reach at least 200,000 for three consecutive months in March, April, and May—averaging just under 116,000 jobs per month. May was particularly slow, with only 38,000 new jobs. This was quite weak even after accounting for the Verizon strike, which artificially reduced employment by 35,000 jobs. Given that employment data are frequently revised and subject to survey errors and statistical adjustments, it is still unclear whether this indicates a real downward shift in the trend.

Moreover, there is evidence that slower job growth may be partially due not to lower demand for labor, but rather to lower supply. Growth was spread over most industries has slowed, and both unemployment and underemployment rates for the U.S. continued to fall through May. The U.S. unemployment rate fell to 4.7 percent in May, partially because of a downtick in the number of people in the labor force.

In addition, data from the U.S. Bureau of Labor Statistics' Job Openings and Labor Turnover survey (JOLTS) are pointing to lower labor supply than demand. Both the number of job openings and the number of hires have consistently showed gains. However, the number of hires has not grown quickly enough to fill all of the job openings. During most of the last two business cycles, the number of hires consistently exceeded the number of job openings. Since February 2015, this ratio has been below one, indicating that many job openings are being left unfilled. Moreover, this timing is consistent with the slowing pace of employment growth, since the peak in the nation's growth rate occurred in February 2015.

The composition of separations between employers and workers also indicate a labor market at or near full employment, with the share of separations resulting from quits consistently rising amidst a consistent decrease in the share resulting from layoffs and other discharges.

However, it should not be inferred that all of the slowing in employment growth is due to labor shortages. The amount of slack (or lack thereof) in the labor market is uneven across industries and geographic regions. The nation lost 125,000 jobs in the mining and logging industry between May 2015 and May 2016, while Colorado lost 5,000 between April 2015 and April 2016.  The nation is also losing jobs in manufacturing, while Colorado lost jobs in transportation (an industry utilized greatly by the oil and gas sector) and financial services. In addition, the gap between the nation's unemployment and underemployment rates has remained around 5 percent for close to a year, much lower than the gap during the depth of the recession, but still stubbornly higher than pre-recession levels. Most of the remaining gap relative to pre-recession levels is due to an elevated number of people working part time when they would prefer to work full time if economic conditions allowed.

Finally, average wages continue to grow modestly in both Colorado and the nation.  Wage growth nationwide is slowly picking up speed. Without adjusting for inflation, the average U.S. wage increased 2.5 percent in May over year-ago levels. Average wage growth was markedly stubborn for most of the recovery, averaging a relatively consistent 2.0 percent between 2010 and 2014. The pace began to pick up early in 2015, however, and growth has averaged 2.3 percent since. Colorado wage growth began growing at faster rates than the nation in 2012, but has recently lost some momentum and now more closely matches the national pace. This rate of growth remains low by historical standards; during the years leading up to the recession, wage growth was consistently growing at rates exceeding 3.0 percent. However, this earlier period was marked by higher inflation.

Opposing forces are affecting the rate of wage growth. In theory, wage growth is determined by the sum of inflation, productivity growth, and a third factor that captures the availability of qualified workers relative to the number of available jobs. Quickly rising housing costs have prompted many workers to ask for larger raises, but few have been successful with this argument because overall rates of inflation are low.

Labor productivity is rising, but at sluggish rates relative to past expansions. Both inflation and gains in labor productivity are therefore applying relatively weak upward pressure on wages compared with prior expansions. The tight labor market is providing most of the upward pressure on wages. The strength of this pressure varies among industries and occupations; most is concentrated among positions requiring specialized skills.

Meanwhile, other factors are applying downward pressure on the average wage. Labor mobility, or the ease with which workers change jobs, has also been lower during this expansion than during past expansions. Since workers tend to gain larger pay increases by changing jobs than by remaining with the same employer, a lower rate of labor mobility is presumably depressing wage gains. Finally, the aging population is resulting in a younger, less experienced, and cheaper labor pool.

•	Colorado will continue to add jobs at a faster rate than the nation throughout the forecast period. Colorado nonfarm employment will increase 2.4 percent in 2016 and 2.1 percent in 2017.

•	Nationally, nonfarm employment will increase 1.7 percent in 2016 and 1.3 percent in 2017.

Households and Consumers

The U.S. consumer has played the starring role for economic growth for more than a year.  Most measures of consumer spending continue to increase, although at a slower pace, which has slowed the pace of economic growth overall. Retail trade sales have been slowing nationwide for some time. After several years of growth rates exceeding 4.0 percent, U.S. retail trade sales increased 2.2 percent in 2015 and 2.7 percent year-to-date through May 2016 (1.7 percent after adjusting for inflation). Colorado retail trade sales increased 8.5 percent and 4.7 percent in 2014 and 2015, respectively.

Meanwhile, sales taxes collected by the State of Colorado have been trending downward since April 2014.  This reflects an increasing share of spending on services relative to tangible goods. Most services are not subject to the Colorado sales tax, while spending on services is included in the retail trade figures.

Although consumer sentiment is lower than it was a year ago, it remains at levels consistent with economic expansion.  Job growth and wage gains have sustained spending. In addition, household balance sheets have improved markedly since the end of the recession, with lower debt burdens, increased wealth, and higher income. U.S. personal income increased 4.4 percent in the first quarter of 2016 over year-ago levels, after growing 4.5 percent in 2015.  U.S. wages and salaries grew at rates of 5.3 percent in the first quarter of 2016 and 4.8 percent in 2015. Personal income and wages and salaries in Colorado increased 5.1 percent and 5.6 percent, respectively, in 2015. Colorado has been outpacing the nation in personal income growth throughout the expansion. The improvement in household balance sheets has begun to slow and even reverse.

Recent volatility in the stock market has diminished the wealth effect for higher income consumers, which has likely had a significant impact on the pace of consumer spending overall. Households are no longer shedding consumer debt, but instead have begun to slowly accumulate debt at rates nearing historical averages.  Meanwhile, the increase in the savings rate reflects the slowdown in consumer spending.  Finally, after record sales in 2015, sagging demand for vehicles is expected to suppress retail trade growth through 2016.

Consumer spending has also been softened by low prices for commodities, including fuels, agricultural products, and metals. Low energy prices sap the value of spending on gasoline. Lower fuel prices will also pass through to prices for products transported by truck or by plane.

Growth in retail trade is slowing even after accounting for low transport costs.

•	Colorado personal income is forecast to increase 5.1 percent in 2016 and 5.7 percent in 2017. Nationally, personal income is expected to increase 4.5 percent in 2016 and 5.3 percent in 2017.

•	The largest component of personal income, wages and salaries, is expected to increase 5.4 percent in 2016 and 5.5 percent in 2017 in Colorado. For the U.S., wages and salaries are expected to increase 4.6 percent and 5.0 percent, respectively.

•	Colorado retail sales will grow 4.1 percent in 2016 and 4.6 percent in 2017. Regional growth is expected to continue to outpace U.S. retail sales.

Residential Real Estate and Construction

Nationally, home price appreciation has slowed considerably, while Colorado home prices continue to rise at a near double-digit pace relative to prices a year ago. Demand for living spaces in the Denver metro area remains strong and supply constraints persist, preserving a market favorable to landlords and homeowners seeking to sell. Home prices in Denver were still climbing at a near double-digit pace in March 2016, up 9.9 percent over year-ago levels, while two composite indices for urban markets across the U.S. were both up at rates near 5.0 percent.

In Denver, household formation and in-migration of young adults is driving demand, particularly for inexpensive residential property. Appreciation in the cheapest third of houses and condominiums is outpacing price hikes for middle and upper tier properties. Between March 2015 and March 2016, the price for a lower-tier home in the Denver area increased 15.8 percent, while prices of medium- and high-priced homes increased 10.8 percent and 6.7 percent, respectively. Most areas of the state have followed a trend in home prices similar to the Denver area.  The northern front range cities, including Fort Collins, Greeley, and Boulder, have experienced housing price pressure on par with the Denver area over the last two years, while home prices along the southern front range, including Colorado Springs and Pueblo, have increased to a lesser extent. Home prices in the southern metro areas of the state have finally exceeded pre-recessionary levels.

Similarly, rents continue to rise. According to Apartment List, Inc, the median rent in Colorado increased 4.8 percent between in May 2016 over year-ago levels; May rents were $1,260 for one-bedroom apartments and $1,490 for two-bedroom apartments. Nationwide, rents increased by a more subdued 2.7 percent. Median two-bedroom rents in May were highest in Boulder ($1,830), Denver ($1,770), and Centennial ($1,690) and lowest in Aurora ($1,380), Fort Collins ($1,330), and Colorado Springs ($1,000).

Colorado housing construction activity continues to rise, supported by strong demand in most regions of the state. The total number of residential construction permits have risen by 16.7 percent year-to-date through April compared with year-ago levels, after growing 4.0 percent in 2015. Single and multi-family permits rose 19.1 percent and 12.3 percent through April in Colorado, respectively. Nationwide, permits rose 11.1 percent year-to-date through April after growing 10.7 percent in 2015, with strong gains in single family building and a slight decrease in multi-family building.

•	Supported by the tight housing market in Colorado, total residential building permits will increase 6.0 percent in 2016 and 4.5 percent in 2017.

Nonresidential Construction

Nationwide, nonresidential construction spending rose 8.5 percent year-to-date through April compared with year-ago levels. Growth was driven by spending on lodging, office, and commercial projects, though gains were broad-based across nearly all building types relative to a year prior. The American Institute of Architects semi-annual survey projects nonresidential construction spending will continue to grow in 2016. They expect consistent demand for hotel, office space, manufacturing, and amusement and recreation facilities.

The value of nonresidential construction in Colorado increased 24.7 percent year-to-date through May compared with year-ago levels. More valuable projects are planned for 2016 relative to those that received permits during the first five months of 2015, as the square footage for permitted projects increased 10.1 percent and the number of projects decreased 14.8 percent. Growth was led by the commercial, lodging, amusement, and warehouse sectors. The value of permits to build office and bank buildings fell 6.9 percent.

•	Continued demand for retail and tourism-related projects will help nonresidential construction grow 8.3 percent in 2016 and 4.5 percent in 2017.

Global Economy

The global economic outlook remains subdued on the slowdown and rebalancing of China's economy, persistently low commodity prices, and political unrest in many emerging and developed economies. These forces have slowed and shifted global investment and trade. Since January, the value of the U.S. dollar has been depreciating relative to the currencies of major U.S. foreign trade partners.  Though, the dollar remains elevated relative to the ten-year period between 2005 and 2014. Potential importers of U.S. goods have been turning to relatively cheaper foreign goods or forgoing purchases due to economic woes in their home countries.

Through March, the export value of U.S. goods continued to fall, while U.S. service exports remained stable.  According to data published by WiserTrade, the export of U.S. goods fell 6.9 percent in the first quarter of the year relative to the same period last year. Canada, the U.S.'s largest trade partner, continues to lead the decline, followed by China and Brazil. Exports weakened across most commodities. Exports of mineral fuel and related products remained the weakest, primarily reflecting low crude oil prices. Industrial machinery, including computers, also contributed strongly to the decline.

In 2015, Colorado fared slightly better than the nation, with exports down 4.3 percent relative to a 7.1 percent decline across the U.S. However, Colorado exports weakened significantly at the start of 2016. In the first quarter of the year, the value of exports fell 12.0 percent, nearly twice that of the U.S. Exports to Canada, Mexico, China, and Japan, Colorado's top four trade partners, were all down significantly. Declines were broad-based across commodities, though industrial machinery, including computers, aircraft and spacecraft, and pharmaceutical products contributed most to the weakness in exports.

Economies across the globe continue to underwhelm expectations. Market volatility in China has subsided in recent months relative to a rocky 2015. Uncertainty stemming from slower economic growth and structural reform has eased some among investors, stabilizing stock markets and capital outflows. Reorienting China from a manufacturing and export-based country toward service industries and domestic development continues to pose challenges. China faces a mounting debt burden, which could further slow growth if the country is not able to effectively deleverage.

Political uncertainty has been rising across many regions of the world, posing a rising risk to global economic activity. Brazil remains steeped in recession as the country seeks to find new leadership in the wake of a corruption scandal surrounding the country's political and economic leadership. In Europe, Britain's potential exit from the European Union (EU), or "Brexit," has elicited warnings from leading economists and the International Monetary Funds (IMF) of a certain slowdown and possible recession resulting from the impact of a breakup on regional trade. Further, the Greek debt crisis continues to pose risks to the financial stability and cohesion of the EU.

Russia remains in recession as oil prices stay low, while Canada's economy has managed to expand modestly in spite of the headwinds from the energy industry. Japan continues to elude a technical recession. Early estimates suggest that Japan's economy grew at an annualized rate of 1.7 percent in the first quarter of the year following a fourth quarter contraction. Slow growth in China and other trade partners is expected to continue to dampen the outlook for the Japanese economy through the remainder of the year.

Agriculture

The U.S. agricultural industry continues to struggle. U.S. farm income has fallen sharply in the last two years. In 2015, farm income was 33 percent lower than the post-recession peak in 2013, and 2016 has not had a good start. Thus far in 2016, farm income has fallen by almost 20 percent in the first quarter compared over year-ago levels. Stubbornly low agricultural prices resulting from rising global supply and waning global demand for agricultural goods continue to put pressure on farm earnings. Prices for soybeans, corn, and wheat have improved, but crop and animal prices remain below their level from one year ago. The U.S. Department of Agriculture expects farm income to continue to fall throughout 2016.

Declining income, low commodity prices, and low profit margins have hurt farm cash flows, prompting many farmers to take on short-term loans. According to a survey by the Federal Reserve Bank of Kansas City, farm loans to help pay for operating expenses and the costs of production increased 50 percent between 2012 and 2015. Loan repayment rates remain high, and concerns over farm credit are rising. Delinquency rates on farm real estate property and agricultural production loans were 1.5 percent and less than 1.0 percent, respectively, during the fourth quarter of 2015. In 2016, these conditions may deteriorate as the industry faces the prolonged impact of low commodity prices, rising loan demand, and tighter farm credit conditions.

Summary

Economic expansion is expected to progress at a relatively modest pace in both Colorado and the U.S. in 2016 and 2017. Low unemployment rates and slowing job growth are signaling full employment, which will contribute to upward wage pressure as labor becomes more difficult to find. The tourism, services, real estate, and construction sectors—industries that depend on the health of the labor market—continue to grow at healthy rates across the nation and in Colorado. More current indicators, including financial markets, consumer spending, and consumer debt, demonstrate economic expansion but at a slowing pace.

Meanwhile, leading indicators of what is to come, including corporate profits, business investment, business credit markets, and manufacturing activity, have weakened. Slow economic growth has left U.S. monetary policy makers with a delicate balance. Raising interest rates too quickly will slow growth further. Yet, maintaining low rates for an even longer period may distort equities markets and savings patterns, and further pinch financial industry earnings. Much of the weakness in business and manufacturing activity is the result of low commodity prices and a strong U.S. dollar, stemming from turbulence in the global economy. Oil prices have reversed their downward trend, relieving some of the pressure on the U.S. energy industry. Yet, weak growth abroad is sapping economic momentum in the U.S., contributing to a rising risk of recession.

Several downside risks to the economic outlook are present. First, this forecast assumes that slower global economic growth will pose a drag on the U.S. economy. Yet, the global slowdown could be the prelude to a global recession, prompted by an emerging market debt crisis or other factors. Second, the impact of low commodity prices has been far reaching, directly affecting energy and agricultural industries, but also spilling over into manufacturing and export sectors. If prices remain low, production cuts are likely to bring the over-supply of goods in line with lackluster demand. Such a move will require affected businesses to restructure, possibly prompting additional wage cuts and layoffs in affected industries. This forecast assumes these trends will serve as headwinds to growth, but they could have more far-reaching impacts. Economic indicators point to a clear softening in U.S. economic activity at the end of 2015 through the first half of 2016. This forecast assumes that the softening signals slower growth. However, these indicators could instead be the start of a contraction in economic activity.

Upside risks to the forecast include stronger economic growth than expected due to demographic changes. The growing population and in-migration of highly-educated young professionals could fuel growth in high-tech or other industries at a more robust pace than assumed in this forecast. Additionally, population growth could bolster stronger job growth and consumer activity than expected.

State Financial Information

The State Treasurer

The State Constitution provides that the State Treasurer is to be the custodian of public funds in the State Treasurer's care, subject to legislative direction concerning safekeeping and management of such funds. The State Treasurer is the head of the statutorily created Department of the Treasury (the "State Treasury"), which receives all State moneys collected by or otherwise coming into the hands of any officer, department, institution or agency of the State (except certain institutions of higher education). The State Treasurer deposits and disburses those moneys in the manner prescribed by law. Every officer, department, institution and agency of the State (except for certain institutions of higher education) charged with the responsibility of collecting taxes, licenses, fees and permits imposed by law and of collecting or accepting tuition, rentals, receipts from the sale of property and other moneys accruing to the State from any source is required to transmit those moneys to the State Treasury under procedures prescribed by law or by fiscal rules promulgated by the Office of the State Controller.  The State Treasurer and the State Controller may authorize any department, institution or agency collecting or receiving State moneys to deposit such moneys to a depository to the State Treasurer's credit in lieu of transmitting such moneys to the State Treasury.

The State Treasurer has discretion to invest in a broad range of interest bearing securities described by statute. All interest derived from the deposit and investment of State moneys must be credited to the General Fund unless otherwise expressly provided by law.

Tax and Revenue

Anticipation Notes

The Funds Management Act authorizes the State Treasurer, on behalf of the State, to issue and sell notes payable from the anticipated revenues of any one or more funds or groups of accounts to meet temporary cash flow shortfalls. Since 1984, with the exception of each of Fiscal Years 1990-91, 1991-92 and 1998-99, the State has issued tax and revenue anticipation notes, such as the Series 2013A Notes, pursuant to the Funds Management Act in order to fund cash flow shortfalls in the General Fund. For each of Fiscal Years 1990-91, 1991-92 and 1998-99, the State funded cash flow shortfalls by use of Borrowable Resources. All tax and revenue anticipation notes issued by the State have been paid in full when due.

Taxpayer's Bill of Rights

General.  Article X, Section 20 of the State Constitution, entitled the Taxpayer's Bill of Rights and commonly known as "TABOR," imposes various fiscal limits and requirements on the State and its local governments, excluding "enterprises," which are defined in TABOR as government-owned businesses authorized to issue their own revenue bonds and receiving less than 10% of their annual revenues in grants from all State and local governments combined. Certain limitations contained in TABOR may be exceeded with prior voter approval.

TABOR provides a limitation on the amount of revenue that may be kept by the State in any particular Fiscal Year, regardless of whether that revenue is actually spent during the Fiscal Year. This revenue limitation is effected through a limitation on "fiscal year spending" as discussed hereafter. Any revenue received during a Fiscal Year in excess of the limitations provided for in TABOR must be refunded to the taxpayers during the next Fiscal Year unless voters approve a revenue change.

TABOR also requires prior voter approval for the following, with certain exceptions: (i) any new State tax, State tax rate increase, extension of an expiring State tax or State tax policy change directly causing a net revenue gain to the State; or (ii) the creation of any State "multiple fiscal year direct or indirect ... debt or other financial obligation."

Thirdly, TABOR requires the State to maintain an emergency reserve equal to 3% or more of its fiscal year spending (the "TABOR Reserve") excluding bonded debt service, which (under applicable state law) may be expended only upon: (i) the declaration of a State emergency by passage of a joint resolution approved by a two-thirds majority of the members of both houses of the General Assembly and subsequently approved by the Governor; or (ii) the declaration of a disaster emergency by the Governor. The annual Long Appropriation Bill (the "Long Bill") designates the resources that constitute the TABOR Reserve, which historically have consisted of portions of various State funds plus certain State real property. The amount of the TABOR Reserve for Fiscal Years 2013-14 and 2014-15 have been estimated by the General Assembly in the related Long Bills to be approximately $329.6 million and $361.5 million, respectively.

Fiscal Year Revenue and Spending Limits; Referendum C. As noted above, unless otherwise approved by the voters, TABOR limits annual increases in State revenues and fiscal year spending, with any excess revenues required to be refunded to taxpayers. Fiscal year spending is defined as all expenditures and reserve increases except those for refunds made in the current or next Fiscal Year or those from gifts, federal funds, collections for another government, pension contributions by employees and pension fund earnings, reserve transfers or expenditures, damage awards or property tax sales.

The maximum annual percentage change in State fiscal year spending is limited by TABOR to inflation (determined as the percentage change in U.S. Bureau of Labor Statistics Consumer Price Index for Denver-Boulder-Greeley, all items, all urban consumers, or its successor index) plus the percentage change in State population in the prior calendar year, adjusted for revenue changes approved by voters after 1991, being the base year for calculating fiscal year spending. TABOR provides for an automatic decrease in the State fiscal year spending limit when State TABOR revenues decline without a corresponding automatic increase in State fiscal year spending limit when State TABOR revenues increase. This can result in what is commonly referred to as the "ratchet down effect" whenever there is a decline in TABOR revenues.  The ratchet down effect occurs because each year's TABOR limit is calculated based on the lesser of the prior year's TABOR revenues or the prior year's TABOR limit. In a year in which the State's TABOR revenues are below the existing TABOR limit, the lesser amount is required to be used to calculate the following year's TABOR limit. Unlike this automatic reduction, the only means of increasing the TABOR limit is with the approval of State voters. The State experienced the ratchet down effect when TABOR revenues declined by 13.1% between Fiscal Years 2000-01 and 2002-03, followed by an increase of 8.0% in Fiscal Year 2003-04.

Several measures were passed by the General Assembly during the 2005 legislative session in an effort to relieve State budget challenges, including statutory changes designed to mitigate the ratchet down effect of TABOR on the State's finances.  One of two measures that were referred by the General Assembly to a statewide vote in November of 2005, designated "Referendum C," was approved by State voters and thereafter codified as Sections 24-77-103.6 and 106.5, C.R.S.  The immediate impact of Referendum C was to preclude any ratchet down effect on the State beginning in Fiscal Years 2005-06. It also authorized the State to retain and spend any amount in excess of the TABOR limit in Fiscal Years 2005-06 through 2009-10. For Fiscal Years 2010-11 and thereafter, Referendum C created an Excess State Revenues Cap, or "ESRC," as a voter-approved revenue change under TABOR that now serves as the limit on the State's fiscal year revenue retention. The base for the ESRC was established as the highest annual State TABOR revenues received in Fiscal Years 2005-06 through 2009-10. This amount, being the revenues received in Fiscal Year 2007-08, is then adjusted for each subsequent Fiscal Year for inflation, the percentage change in State population, the qualification or disqualification of enterprises and debt service changes, each having their respective meanings under TABOR and other applicable State law.

 As a result of Referendum C, the State was able to retain the following amounts in excess of the previously applicable TABOR limit: $1.116 billion in Fiscal Year 2005-06, $1.308 billion in Fiscal Year 2006-07 and $1.169 billion in Fiscal Year 2007-08. TABOR revenues did not exceed the TABOR limit in either of Fiscal Years 2008-09 or 2009-10. TABOR revenues exceeded the TABOR limit in Fiscal Years 2010-11, 2011-12 and 2012-13 by $0.771 billion, $1.473 billion and $1.860 billion, respectively, although no refunds were required because such revenues were below the applicable ESRC.

The Office of State Planning and Budgeting ("OSPB") December 2015 Revenue Forecast projects that TABOR revenues in Fiscal Years 2014-15, 2015-16 and 2016-17 will exceed the TABOR limit by $2.384 billion, $2.423 billion and $2.571 billion, respectively, and that the State will be $152.9 million above the applicable projected ESRC in Fiscal Year 2014-15, $66.0 million below the projected ESRC in Fiscal Year 2015-16 and $212.0 million above the projected ESRC in Fiscal Year 2016-17. TABOR refunds of the excess amounts in Fiscal Years 2014-15 and 2016-17 will be required unless State voters authorize the State to retain such amounts. No legislation has been enacted by the General Assembly to refer a ballot measure to the voters to allow the State to retain any of such excess revenues. Consequently, the OSPB December 2015 Revenue Forecast projects TABOR refunds of $156.5 million in Fiscal Year 2014-15 and $212.0 million in Fiscal Year 2016-17 associated with revenues in excess of the ESRC. Colorado law currently specifies three mechanisms by which revenues in excess of the ESRC are to be refunded to taxpayers: a sales tax refund to all taxpayers, the earned income tax credit to qualified taxpayers and a temporary income tax rate reduction. The amount that needs to be refunded determines which refund mechanisms are used.

Referendum C also creates the "General Fund Exempt Account" within the General Fund, to which there is to be credited moneys equal to the amount of TABOR revenues in excess of the TABOR limit that the State retains for a given Fiscal Year pursuant to Referendum C.  Such moneys may be appropriated or transferred by the General Assembly for the purposes of: (i) health care; (ii) public elementary, high school and higher education, including any related capital construction; (iii) retirement plans for firefighters and police officers if the General Assembly determines such funding to be necessary; and (iv) strategic transportation projects in the Colorado Department of Transportation ("CDOT") Strategic Transportation Project Investment Program.

State Funds

The General Fund. The principal operating fund of the State is the General Fund. All revenues and moneys not required by the State Constitution or statutes to be credited and paid into a special fund are required to be credited and paid into the General Fund. The major revenue sources to the General Fund are individual and corporate income taxes and sales and use taxes. The State also imposes excise taxes on the sale of cigarettes, tobacco products and liquor, and receives revenues from a diverse group of other sources such as insurance taxes, pari-mutuel taxes, interest income, court receipts and gaming taxes.

Other Funds. The State also maintains a large number of statutorily created special funds for which specific revenues are designated for specific purposes.

Budget Process and Other Considerations

Phase I (Executive). The budget process begins in June of each year when State departments reporting to the Governor prepare both operating and capital budgets for the Fiscal Year beginning 13 months later. In August, these budgets are submitted to the OSPB, a part of the Governor's office, for review and analysis.  The OSPB advises the Governor on departmental budget requests and overall budgetary status. Budget decisions are made by the Governor following consultation with affected departments and the OSPB. Such decisions are reflected in the first budget submitted in November for each department to the Joint Budget Committee of the General Assembly (the "JBC"), as described below. In January, the Governor makes additional budget recommendations to the JBC for the budget of all branches of the State government, except that the elected executive officials, the judicial branch and the legislative branch may also make recommendations to the JBC for their own budgets.

Phase II (Legislative). The JBC, consisting of three members from each house of the General Assembly, develops the legislative budget proposal embodied in the Long Bill, which is introduced in and approved by the General Assembly. Following receipt of testimony by State departments and agencies, the JBC marks up the Long Bill and directs the manner in which appropriated funds are to be spent. The Long Bill includes: (i) General Fund appropriations, supported by general purpose revenue such as taxes; (ii) General Fund Exempt appropriations primarily funded by excess TABOR revenues retained under Referendum C; (iii) cash fund appropriations supported primarily by grants; transfers and departmental charges for services; (iv) re-appropriated appropriations funded by transfers and earnings appropriated elsewhere in the Long Bill; and (v) estimates of federal funds to be expended, most of which are not subject to legislative appropriation. The Long Bill usually is reported to the General Assembly in March or April with a narrative text. Under current practice, the Long Bill is reviewed and debated in party caucuses in each house. Amendments may be offered by each house, and the JBC generally is designated as a conference committee to reconcile differences.  The Long Bill always has been adopted prior to commencement of the Fiscal Year in July. Specific bills creating new programs or amending tax policy are considered separately from the Long Bill in the legislative process. The General Assembly takes action on these specific bills, some of which include additional appropriations separate from the Long Bill. The Long Bill for Fiscal Year 2016-2017 was adopted by the General Assembly in April of 2017.

Phase III (Executive). The Governor may approve or veto the Long Bill or any specific bills. In addition, the Governor may veto line items in the Long Bill or any other bill that contains an appropriation. The Governor's vetoes are subject to override by a two-thirds majority of each house of the General Assembly. The Long Bill for Fiscal Year 2016-2017 was approved and signed by the Governor on May 3, 2016.

Phase IV (Legislative). During the Fiscal Year for which appropriations have been made, the General Assembly may increase or decrease appropriations through supplemental appropriations. Any supplemental appropriations are considered amendments to the Long Bill and are subject to the line item veto of the Governor.

Revenues and Unappropriated Amounts. For each Fiscal Year, a statutorily defined amount of unrestricted General Fund year-end balances is required to be retained as a reserve (as previously defined, the "Unappropriated Reserve"), which may be used for possible deficiencies in General Fund revenues. Unrestricted  General Fund revenues that exceed the required Unappropriated Reserve, based upon revenue estimates, are then available for appropriation. In response to economic conditions and their effect on estimated General Fund revenues, the General Assembly periodically modifies the required amount of the Unappropriated Reserve. The Unappropriated Reserve for Fiscal Years 2008-09 and 2009-10 was reduced from previously designated 4.0% to 2.0% of the amount appropriated for expenditure from the General Fund in each such Fiscal Year.  The Unappropriated Reserve for Fiscal Years 2010-11 and 2011-12 increased to 2.3% and 4.0%, respectively, of the amount appropriated for expenditure from the General Fund in such Fiscal Years. The Unappropriated Reserve for Fiscal Years 2012-13 and 2013-14 is 5.0% of the amount appropriated for expenditure from the General Fund in such Fiscal Years. However, if annual growth in Statewide personal income exceeds 5.0%, the Unappropriated Reserve is required to be increased by 0.5% each year thereafter until it reaches 6.5%.

The OSPB December 2015 Revenue Forecast indicates that the State ended Fiscal Year 2014-15 with reserves of $112.1 million in excess of the Unappropriated Reserve requirement, and that, based upon the current budget for Fiscal Year 2015-16 and the Governor's November 2015 budget request, the State will end Fiscal Year 2015-16 with reserves of $156.5 million below the Unappropriated Reserve requirement and will end Fiscal Year 2016-17 with reserves of $47.1 million in excess of the Unappropriated Reserve requirement. The Governor's November 2015 budget request restores the full reserve amount in Fiscal Year 2016-17, although it has been suggested by some Colorado lawmakers that mid-term spending cuts for Fiscal Year 2015-16 should be considered rather than utilizing General Fund reserves.  These figures are based on revenue and budget information available when the OSPB December 2015 Revenue Forecast was completed and are subject to change in subsequent OSPB revenue forecasts based on new information on revenue and expenditures.

Expenditures; The Balanced Budget and Statutory Spending Limitation.  The State Constitution requires that expenditures for any Fiscal Year not exceed available resources for such Fiscal Year.  Total unrestricted General Fund appropriations for each Fiscal Year are limited as provided in Section 24-75-201.1, C.R.S. For the Fiscal Years discussed in this Official Statement to and including Fiscal Year 2008-09, total General Fund appropriations were limited to: (i) such moneys as are necessary for reappraisals of any class or classes of taxable property for property tax purposes as required by Section 39-1-105.5, C.R.S., plus (ii) the lesser of (a) an amount equal to 5% of Colorado personal income (as reported by the U.S. Bureau of Economic Analysis for the calendar year preceding the calendar year immediately preceding a given Fiscal Year) or (b) an amount equal to 106% of General Fund appropriations for the previous Fiscal Year.  Per SB 09-228, for Fiscal Years 2009-10 and thereafter, total General Fund appropriations are limited to the sum of the amount stated in (i) above plus an amount equal to 5% of Colorado personal income.

Excluded from this appropriations limit are: (i) any General Fund appropriation that, as a result of any requirement of federal law, is made for any new program or service or for any increase in the level of service for any existing program beyond the existing level of service; (ii) any General Fund appropriation that, as a result of any requirement of a final State or federal court order, is made for any new program or service or for any increase in the level of service for an existing program beyond the existing level of service; or (iii) any General Fund appropriation of any moneys that are derived from any increase in the rate or amount of any tax or fee that is approved by a majority of the registered electors of the State voting at any general election.

The limitation on the level of General Fund appropriations may be exceeded for a given Fiscal Year upon the declaration of a State fiscal emergency by the General Assembly, which may be declared by the passage of a joint resolution approved by a two-thirds majority vote of the members of both houses of the General Assembly and approved by the Governor.

See "Taxpayer's Bill of Rights" above for a discussion of fiscal year spending and revenue limits imposed on the State by TABOR and changes to these limits as the result of the approval of Referendum C.

Fiscal Year Spending and Emergency Reserves.  Through TABOR, the State Constitution imposes restrictions on increases in fiscal year spending without voter approval and requires the State to maintain the TABOR Reserve. See "Taxpayer's Bill of Rights" under this caption for a discussion of the effects of the State Constitution on the State's financial operations.

Investment and Deposit of State Funds

The State Treasurer is empowered by Articles 36 and 75 of Title 24, C.R.S., as well as other State statutes, to invest State funds in certain public and non-public fixed income securities. In making such investments, the State Treasurer is to use prudence and care to preserve the principal and to secure the maximum rate of interest consistent with safety and liquidity. The State Treasurer is also required to formulate investment policies regarding the liquidity, maturity and diversification appropriate to each Fund or pool of funds in the State Treasurer's custody available for investment. In accordance with this directive, the State Treasurer has developed standards for each portfolio to establish the asset allocation, the level of liquidity, the credit risk profile, the average maturity/duration and performance monitoring measures appropriate to the public purpose and goals of each Fund.

The State Treasurer is also authorized to deposit State funds in national or state chartered banks and savings and loan associations having a principal office in the State and designated as an eligible public depository by the State Banking Board or the State Commissioner of Financial Services, respectively. To the extent that the deposits exceed applicable federal insurance limits, they are required to be collateralized with eligible collateral (as defined by statute) having a market value at all times equal to at least 100% of the amount of the deposit that exceeds federal insurance (102% for banks).

General Fund Budget Overview

FY 2015-16. The General Fund will end FY 2015-16 with a reserve equal to 5.1 percent of appropriations, $47.6 million lower than the budgeted 5.6 percent reserve amount. The shortfall is due to reduced expectations for sales and individual income tax revenue. Revenue subject to TABOR is expected to fall short of the TABOR limit by $165.9 million.

No funds are expected to be diverted from the General Fund in FY 2015-16 as a result of Senate Bill 16-218, since severance tax revenue is expected to be sufficient to address refunds resulting from the Supreme Court's decision in BP America Production Co. v. Colorado Department of Revenue, et al.

FY 2016-17. General Fund revenue is expected to be $268.3 million, or 2.6 percent, lower than the amount budgeted to be spent or retained in the reserve in FY 2016-17. The remaining reserve, equal to 3.7 percent of General Fund appropriations, is $47.0 million higher than half of the required reserve.

Expectations for General Fund revenue net of changes to marijuana tax collections fell by $187.4 million relative to the March forecast. Most of the decrease resulted from lower expectations for sales tax collections. Revenue subject to TABOR is expected to fall short of the TABOR limit by $267.2 million. This shortfall incorporates the impact of an estimated $51.4 million diversion of income taxes from the General Fund to cover the costs of severance tax refunds pursuant to Senate Bill 16-218.

FY 2017-18 – Unbudgeted. A budget has not yet been enacted for FY 2017-18. If there is no growth in appropriations between FY 2016-17 and FY 2017-18, the amount of money available to the General Assembly above the amount budgeted to be spent in FY 2016-17 is expected to be $220.9 million, or 2.1 percent of current year expenditures. This amount is net of expenditures which include a $162.6 million TABOR refund set aside and halved Senate Bill 09-228 transfers to the Highway Users Tax and Capital Construction Funds. Alternatively, if a historical growth rate for General Fund appropriations over the last 15 years is assumed, using only those years during which the economy expanded (FY 2003-04 through FY 2007-08 and FY 2011-12 through FY 2016-17), the average rate of growth is equal to 6.0 percent. If General Fund appropriations increased by this amount, the year-end reserve would equal $170.8 million, $401.9 million lower than the 6.5 percent reserve required by law.

State Education Fund. The Colorado Constitution requires the State Education Fund to receive one-third of one percent of taxable income. In addition, the General Assembly has authorized the transfer of additional moneys from the General Fund to the State Education Fund. Money in the State Education Fund is required to be used to fund kindergarten through twelfth grade public education. However, additional revenue in the State Education Fund does not affect the overall flexibility of the General Fund budget.

Senate Bill 09-228 transfers. Colorado personal income increased 6.2 percent in 2014, triggering the first year of the five-year block of infrastructure transfers under Senate Bill 09-228 in FY 2015-16. House Bill 16-1416 fixed Senate Bill 09-228 transfers in FY 2015-16 and FY 2016-17 to set amounts. The Highway Users Tax Fund will receive transfers equal to $199.2 million in FY 2015-16 and $158.0 million in FY 2016-17. The Capital Construction Fund will receive transfers equal to $49.8 million in FY 2015-16 and $52.7 million in FY 2016-17.

In FY 2017-18 through FY 2019-20, Senate Bill 09-228 requires transfers equal to 1.0 percent and 2.0 percent of General Fund revenue to the Capital Construction Fund and the Highway Users Tax Fund, respectively. However, if during any particular year the state incurs a large enough TABOR surplus, these transfers will either be cut in half or eliminated for that year. The transfers are cut in half if the TABOR surplus during that year is between 1.0 percent and 3.0 percent of General Fund revenue, and eliminated if the surplus exceeds 3.0 percent of General Fund revenue.

Tax policies dependent on sufficient General Fund revenue. Two tax policies are only available when the Legislative Council Staff forecast indicates that General Fund revenue will be sufficient to allow General Fund appropriations to increase by at least 6 percent. Based on the current forecast, revenue will not meet this requirement in FY 2015-16 through at least FY 2017-18, the end of the forecast period. As a result, the sales tax refund for cleanrooms will no longer be available beginning in July 2016. In addition, the historic property preservation tax credit will no longer be available in tax year 2016 and is not expected to be available in tax year 2017.

TABOR Outlook

Audited FY 2014-15 revenue collections subject to TABOR totaled $12,530.8 million, exceeding the Referendum C cap and prompting a TABOR refund of $153.7 million in FY 2015-16. Refunds were administered via the 2015 individual income tax form. The state Earned Income Tax Credit (EITC), available to taxpayers who work but earn low incomes, is expected to have refunded $85.7 million, while the six tier sales tax refund is expected to have refunded the remaining $68.0 million. The exact amounts refunded will be available when books are closed for FY 2015-16, and any amount under-refunded will increase the refund obligation for the next year in which the state collects a TABOR surplus. The state is not expected to collect a TABOR surplus in either FY 2015-16 or FY 2016-17, but is expected to collect a TABOR surplus in FY 2017-18. For FY 2015-16 and FY 2016-17, state revenue subject to TABOR is expected to fall short of the Referendum C cap by $165.9 million and $267.2 million, respectively. For FY 2017-18, state revenue subject to TABOR is expected to exceed the Referendum C cap, prompting a TABOR refund of $162.6 million in FY 2018-19.

TABOR surplus. Article X, Section 20 of the Colorado Constitution (TABOR) limits the amount of revenue the state may retain and either spend or save. The limit is equal to the previous year's limit or revenue, whichever is lower, adjusted for inflation, population growth, and any revenue changes approved by voters. Referendum C, approved by voters in 2005, is a permanent voter-approved revenue change that raises the amount of revenue that the state may spend or save.

Referendum C allowed the state to spend all revenue collected above the limit during a five-year timeout period covering FY 2005-06 through FY 2009-10. Beginning in FY 2010-11, Referendum C allows the state to retain revenue collected above the TABOR limit base up to a capped amount. The cap is based on the highest amount of state revenue collected during a single fiscal year during the five-year timeout period and adjusted each year thereafter by inflation and population growth. Because revenue collections during the timeout period peaked in FY 2007-08, that year became the base for the cap. The cap is adjusted annually for inflation, population growth, and changes in enterprise status. It is always grown from the prior year's cap, regardless of the level of revenue collected. TABOR requires revenue collected above the Referendum C cap to be refunded to taxpayers. Revenue exceeded the Referendum C cap by $169.7 million in FY 2014-15, and is expected to exceed the cap by $142.9 million in FY 2017-18. Revenue is expected to fall short of the Referendum C cap by $165.9 million and $267.2 million in FY 2015-16 and FY 2016-17, respectively. The amount for FY 2016-17 is well within normal forecast error, meaning the actual amount collected could include a TABOR surplus.

When revenue exceeds the cap, TABOR requires the surplus to be refunded during the following fiscal year. About $19.6 million was not refunded with the FY 2014-15 surplus; this amount represents a transfer of revenue to the Adult Dental Fund from the TABOR-exempt Unclaimed Property Fund that was determined to be subject to TABOR after refund amounts were set for 2015 tax forms. This amount is expected to be refunded along with the FY 2017-18 surplus unless a surplus is collected in either FY 2015-16 or FY 2016-17.

TABOR refund mechanisms. Current law contains two refund mechanisms: the six tier sales tax refund and a temporary cut in the income tax rate from 4.63 percent to 4.50 percent. The size of the TABOR refund determines which refund mechanisms are available each year. The EITC was used as a TABOR refund mechanism on returns for tax year 2015, and is now available as a permanent tax credit beginning in tax year 2016.

The TABOR surplus expected in FY 2017-18 will be refunded in FY 2018-19 on income tax returns for tax year 2018. An estimated $162.6 million will be refunded using the six-tier sales tax refund mechanism. State law requires the sales tax refund to be distributed among six income tiers as it was distributed in tax year 1999, following the FY 1998-99 surplus. Taxpayers filing single returns with adjusted gross incomes of up to $38,200 will receive refunds of $31, while taxpayers with adjusted gross incomes of at least $216,300 will  receive refunds of $92. Taxpayers filing joint returns will receive twice these amounts.

General Fund Revenue

In FY 2014-15, General Fund revenue grew 9.2 percent, reflecting strong economic activity in Colorado. In FY 2015-16, General Fund revenue is expected to grow only 1.0 percent, reflecting weak growth in sales tax collections, in part due to low commodity prices, and modest growth in income tax collections due to low wage pressure and weak equities markets. In FY 2016-17 and FY 2017-18, General Fund revenue is expected to grow at a moderate pace as the Colorado economy continues to expand.

The outlook for General Fund revenue was reduced slightly relative to the March forecast, primarily due to lower expectations for sales tax revenue. Relative to the March forecast, revenue is expected to come in $61.3 million lower in FY 2015-16, $175.6 million lower in FY 2016-17, and $119.2 million lower in FY 2017-18. Additional information regarding the main sources of revenue to the General Fund is provided below.

2016 legislative impacts. Legislation passed during the 2016 legislative session is expected to have only a minor impact on General Fund revenue. Triggered tax expenditures are expected to have a larger impact.

Triggered tax expenditures. The FY 2014-15 TABOR surplus triggered the availability of the EITC as a TABOR refund in tax year 2015 and a permanent credit beginning in tax year 2016. The Colorado EITC allows low- and middle-income Colorado taxpayers to claim a tax credit equal to 10 percent of the federal EITC, thereby reducing their Colorado income tax liability. The FY 2014-15 TABOR surplus and anticipated FY 2017-18 surplus will trigger the partial refundability of the Gross Conservation Easement Income Tax Credit in tax years 2015 and 2018, respectively. Triggered legislation is projected to reduce General Fund revenue by $79.4 million in FY 2015-16 and $88.5 million in FY 2016-17 with larger reductions in future fiscal years.

Individual income taxes. Individual income tax is the state's largest source of tax revenue, representing 64.8 percent of gross General Fund revenue in FY 2014-15. Following a strong 11.5 percent increase in FY 2014-15, collections will slow to 1.6 percent growth in FY 2015-16.
Income taxes withheld from employee paychecks comprise the largest share of individual income tax collections. Withholding payments were soft though most of FY 2015-16, reflecting modest wage growth.  Similarly, growth in estimated payments, which include income taxes on capital gains earnings, mineral royalties, and certain non-corporate business income, saw only modest growth in FY 2015-16, reflecting a volatile stock market, the pull-back in oil and gas activity, and slower economic growth relative to recent years.

In FY 2016-17 and FY 2017-18, individual income tax revenue is expected to increase 5.5 percent and 6.8 percent, respectively. Moderate growth in wages and capital gains earnings will more than offset revenue reductions from triggered legislation. Relative to the March forecast, expectations for individual income tax collections were generally unchanged. Projected individual income tax collections for FY 2015-16 were reduced $30.3 million, or -0.5 percent, and the forecast for FY 2016-17 was reduced $18.9 million, or -0.3 percent.

Sales taxes. The 2.9 percent state sales tax accounts for slightly more than a quarter of gross General Fund revenue, though this share has been decreasing. Sales tax collections are projected to total $2.7 billion in FY 2015-16, representing very modest growth of 1.5 percent from the previous fiscal year. Sales tax collections have fallen on a per capita, inflation-adjusted basis over the past year, reflecting cautious consumers, low prices for many commodities, and satisfied demand for higher-priced goods such as automobiles. Additionally, sales tax collections from online retailer Amazon came in much lower than expected in the March 2016 forecast. Amazon began collecting sales taxes on some Colorado purchases in

February. Sales tax collections are expected to increase 5.1 percent and 4.9 percent in FY 2016-17 and FY 2017-18, respectively, outpacing projected inflation and population growth. Retail trade will remain slow through the summer but will build momentum toward the end of the calendar year as growth in household incomes accelerates and the impacts of low energy prices normalize. Relative to the March forecast, expectations for sales tax revenue were lowered by $67.5 million in FY 2015-16 and $156.9 million in FY 2016-17, reflecting subdued consumer activity and significantly reduced expectations for sales tax collections from Amazon.

Use taxes. The 2.9 percent state use tax is due when sales tax is owed but was not collected. A significant portion of use tax revenue is collected from capital investments made by manufacturing, energy, and mining firms. Following the drop in oil prices at the end of 2014, use tax collections have weakened as the energy industry has curbed capital investment in Colorado. Use tax collections are expected fall 3.1 percent in FY 2015-16. Collections are expected to rebound in the coming years, growing 7.3 percent and 6.3 percent in FY 2016-17 and FY 2017-18, respectively.

Colorado law requires taxpayers to file use tax returns when sales taxes are not collected by retailers. The Department of Revenue added lines to the 2015 state individual income tax form allowing taxpayers to report and remit use taxes due on purchases made during 2015. As of the date of this publication, Colorado taxpayers have remitted $2.2 million in consumer use tax on 2015 individual income tax returns, higher than the amount anticipated in the March 2016 forecast. The forecast for use tax revenue was increased modestly on improved expectations for use tax compliance.

Corporate income taxes. Corporate income tax revenue is expected to total $641.0 million in FY 2015-16, a decline of 7.5 percent over the prior year. The decline primarily reflects the impact of lower oil prices on energy industry earnings. In FY 2016-17, corporate income taxes are expected to decline 5.3 percent, to $606.8 million, again primarily reflecting energy and down-stream industry weaknesses in 2016. Relative to the March forecast, collections were revised up $38.5 million in FY 2015-16 on higher than expected collections in March and April. The estimate for FY 2016-17 was revised up $2.3 million based on stronger collections for FY 2015-16.

Cash Fund Revenue

The largest sources of cash fund revenue subject to TABOR are motor fuel taxes and other transportation-related revenue, the hospital provider fee, gaming taxes, and severance taxes.  Cash fund revenue subject to TABOR is expected to total $2.90 billion in FY 2015-16. Increases in transportation-related and hospital provider fee revenue will be offset by declines in severance tax and insurance-related revenue in FY 2015-16. Revenue collected via the state's 2.9 percent sales tax on medical and retail marijuana is projected to add $30.3 million to cash fund revenue subject to TABOR in FY 2015-16. Total cash fund revenue subject to TABOR will decrease 5.2 percent to $2.75 billion in FY 2016-17, as a slight rebound in severance tax revenue is offset by a decline in hospital provider fee revenue. This revenue is projected to grow another 11.6 percent to $3.07 billion in FY 2017-18, as severance tax revenue grows with increased oil and gas activity.

Transportation-related revenue subject to TABOR is expected to reach $1.175 billion in FY 2015-16 and increase 1.4 percent to $1.191 billion in FY 2016-17.

The Highway Users Tax Fund (HUTF) is the largest source of transportation revenue subject to TABOR. Motor fuel excise taxes (22¢ per gallon of gasoline and 20.5¢ per gallon of diesel fuel) are the largest source of HUTF revenue. Fuel taxes are expected to total $609.6 million in FY 2015-16, reflecting increased demand because of low oil prices. The HUTF also receives revenue from other sources, including registration fees, which are expected to generate $357.6 million in FY 2015-16. HUTF revenue is expected to total $1,032.5 million in FY 2015-16, and is forecast to rise 1.3 percent to $1,046.2 million in FY 2016-17.

The State Highway Fund (SHF) receives money from HUTF transfers, local government grants, and interest earnings. The largest amount of SHF money comes from HUTF transfers, while the local government grants and interest earnings are the two largest sources of TABOR revenue to the SHF. The HUTF revenue is subject to TABOR when it is originally collected by the state but the transfers are not. SHF revenue subject to TABOR is expected to increase 12.5 percent in FY 2015-16 because local governments deposited more money into the SHF in the first ten months of the fiscal year. Local government grants and interest earnings are the two largest sources of TABOR revenue to the SHF. SHF revenue subject to TABOR is expected to increase 12.5 percent to $47.7 million in FY 2015-16 because local governments deposited more money into the SHF in the first ten months of the fiscal year than previously expected.

Other transportation cash fund revenue subject to TABOR is expected to decline 12.1 percent in FY 2015-16. Reductions in aviation fuel tax collections are expected to offset slight increases in registration related revenues. Aviation fuel tax is based on the price of jet fuel, which has declined with along with the price of oil.

Revenue to the Statewide Bridge Enterprise is not subject to TABOR. Revenue to this enterprise is expected to grow 1.6 percent to $104.8 million in FY 2015-16. The bridge safety surcharge fee collections typically grow at the same rate as vehicle registrations.

Hospital Provider Fee (HPF) collections are expected to total $805.5 million in FY 2015-16, representing a jump of more than 50 percent from the previous fiscal year. Collections will fall to $657.0 million in FY 2016-17 as the result of a budget-balancing measure enacted in the 2016 Long Bill. The HPF is paid by hospitals and used to draw matching funds from the federal government. This revenue is then used to pay for reimbursements to hospitals for uncompensated medical care, expansion of the state's Medicaid program, and administrative costs associated with the fee. HPF rates are proposed by the Department of Health Care Policy and Financing at levels expected to meet program costs and approved by the state Medical Services Board. Beginning October 2015, hospital provider fees were increased based on a new federal cost model that dictates reimbursements to hospitals and in anticipation of additional costs associated with the state's Medicaid expansion. The new fees are driving significant growth in HPF revenue in FY 2015-16. The forecast for FY 2016-17 incorporates the enactment of House Bill 16-1405, the 2016 Long Bill. Appropriations in the Long Bill constrain the total amount that the state may collect from the HPF at a level 10.0 percent lower than would have been permitted otherwise, reducing expected revenue in FY 2016-17 by $73.2 million. Collections are expected to rebound to $804.0 million in FY 2017-18.

Severance Tax Revenue

Severance tax revenue, including interest earnings, are projected to decline to $66.2 million in FY 2015-16, a downward revision from the March forecast. The revision primarily reflects the decision by the Colorado Supreme Court (BP America v. Colorado Department of Revenue) to allow energy companies to deduct any transportation, manufacturing, and processing costs from revenue when calculating their severance tax liability.

This forecast reduces revenue by a total of $22.4 million in additional refunds (including $2.4 million in refunds to BP America and $13.9 million in known refunds to other producers) resulting from the Court's decision in FY 2015-16.

In FY 2016-17, severance tax collections are projected to total $77.1 million, representing a 27 percent reduction from the March forecast. The revision was largely the result of additional estimated deductions related to the BP case, offset to some degree by increased expectations resulting from the increase in oil and natural gas prices this spring. In FY 2017-18, collections are expected to rise to $163.5 million, as a continued rebound in oil and gas prices spurs increased production.

After bottoming out at just under $24 per barrel in February, Colorado oil prices have trended upwards through the spring, reaching nearly $43 per barrel by mid-June. The increase in oil prices boosts expected severance tax collections in FY 2015-16, and is good news for an industry that had recently announced reductions in both workforce and capital investment due to low prices. Through 2015, production in Weld County continued to accelerate, with oil production doubling between 2013 and 2015. Weld County is now responsible for nearly 90 percent of the state's oil production, and average monthly production in the county increased to 9.4 million barrels in 2015. Although preliminary data indicate that production is down so far in 2016, this forecast assumes that oil prices will rise gradually through the remainder of the forecast period, averaging about $50 per barrel in 2017 and $58 per barrel in 2018, spurring additional production in Weld County and the broader Niobrara formation.

Regional natural gas prices have also rebounded slightly through the spring. Prices at regional hubs were around $1.75 per Mcf (thousand cubic feet) in the middle of March, but rose to about $2.20 per Mcf by mid-June. Prices are expected to remain relatively stable through the summer months. For FY 2015-16, oil and gas severance tax collections are expected to total $52.2 million, due largely to the additional refunds from the BP America decision, consistently low oil prices, and an increase in the ad valorem tax credits taken by operators. Collections will increase to $66.0 million in FY 2016-17 and $151.7 million in FY 2017-18.

In a recent case involving BP America Production Co. ("BP"), the Colorado Supreme Court held that BP could deduct from its revenue the cost of capital that it had invested in transportation and processing facilities for purposes of calculating Colorado severance taxes.  It has been estimated in the press that the State of Colorado may owe hundreds of millions of dollars to taxpayers as a result of this case unless it is reversed by the General Assembly. In the future, the holding of the BP case could significantly reduce revenues available to local governments within Colorado.

Coal production represents the second largest mineral source of severance taxes in Colorado after oil and natural gas, and is expected to account for $3.7 million in collections in FY 2015-16. Total coal production in Colorado has declined 40.8 percent through the first four months of 2016 on a year-over-year basis, after declining 18.5 percent in 2015. This decline was largely due to the closure of the Bowie #2 mine and year-to-date production drops of 55.2 percent and 25.7 percent, respectively, at the West Elk and Foidel Creek mines. Of Colorado's seven producing mines, all had year-over-year production declines ranging from 15.2 percent to 55.2 percent through the first four months of 2016. The Elk Creek mine in Gunnison County remains closed, and the Colowyo mine in Moffat County is operating under a modified mining plan in response to a federal district court order. Production at the Colowyo mine was down 31.9 percent through April from 2015 levels. In both FY 2016-17 and FY 2017- 18, collections are expected to fall further to $3.3 million and $3.0 million, respectively. Finally, projected interest earnings for FY 2015-16 were decreased from the March forecast at $8.9 million. Over the remainder of the forecast period, interest earnings are expected to be $6.4 million in FY 2016-17 and $7.4 million in FY 2017-18.

Limited gaming revenue includes taxes, fees, and interest earnings collected in the Limited Gaming Fund and the State Historical Fund. Most of this revenue is subject to TABOR. Revenue attributable to Amendment 50, which expanded gaming beginning in FY 2009-10, is TABOR-exempt.

State revenue from gaming is increasing as casinos draw additional gamblers and earn higher takes. Gaming tax and fee revenue subject to TABOR is expected to total $102.8 million, an increase of 3.5 percent, in FY 2015-16. Gaming revenue subject to TABOR is expected to grow by an additional 2.7 percent to $105.6 million in FY 2016-17. The current year has been among the best on record for the state's casino industry. Gaming activity is accelerating with improved household incomes, casino capital improvements, and approval for more establishments to serve alcohol after 2 a.m. Additionally, casinos are paying a lower percentage of wagers in winnings, adding to the casino earnings on which taxes are paid. Between July 2015 and April 2016, casino proceeds increased 6.0 percent on a year-over-year basis, while wagers increased by just 3.0 percent during the same time period. Casinos are benefitting from an increasing share of wagers made on table games, where they are able to capture a greater take than for slot machines.

Growth in gaming tax revenue subject to TABOR is statutorily capped at 3.0 percent. Years when total gaming tax revenue grows by more than 3.0 percent thus result in growth rates of greater than 3.0 percent for gaming taxes exempt from TABOR. TABOR-exempt Amendment 50 revenues are expected to grow 30.5 percent to $15.7 million in FY 2015-16, increasing the share of revenue distributed to state community colleges to $10.2 million from the $7.8 million distributed last year. Amendment 50 revenue is expected to increase by an additional 10.5 percent to total $17.3 million in FY 2016-17.

Total taxes on marijuana are expected to generate $134.7 million in FY 2015-16 and $160.7 million in FY 2016-17. Monthly marijuana tax collections continue to increase, with collections in May 2016 representing the highest monthly collection level since legalization in January 2014. Because May collections correspond to April sales, this highpoint likely results from a spike in sales for the April 20 marijuana rally. The first $40 million in excise tax revenue each year is constitutionally dedicated to school construction, and excise taxes are expected to exceed this threshold by $5.7 million in FY 2016-17. Growth in marijuana sales are expected to moderate in FY 2016-17 and FY 2017-18 as the market matures. House Bill 15-1367 reduced the sales tax rate from 10 percent to 8 percent starting in FY 2017-18, resulting in a $6.2 million decrease in sales tax revenue. The state's 2.9 percent sales tax on medical and retail marijuana is subject to the TABOR spending limit. This revenue is expected to be $30.3 million in FY 2015-16 and $34.6 in FY 2016-17.

FML revenue is the state's portion of the money the federal government collects from mineral production on federal lands. Collections are mostly determined by the value of mineral production. Since FML revenue is not deposited into the General Fund and is exempt from TABOR, the forecast is presented separately from other sources of state revenue. In FY 2015-16, FML revenue is projected to total $94.1 million, a 3.1 percent increase from the March forecast. The increase is primarily the result of the rebound in natural gas prices. Between March and June, natural gas prices at Colorado hubs have risen from around $1.75 per Mcf to around $2.20 per Mcf. Prices are expected to remain fairly steady through the summer. This slight price increase was offset by the continued decline in Colorado coal production, and roughly 75 percent of this production occurs on federal lands. Through the first four months of 2016, production was down 40.8 percent on a year-over-year basis after falling 18.5 percent in 2015. Coal production is expected to continue to decline through the forecast period, further dampening growth in FML revenue. FML revenue is expected to hold steady at $99.0 million in FY 2016-17 before rebounding to $121.8 million in FY 2017-18 with higher natural gas prices. These totals are essentially unchanged from the March forecast.

Revenue to the Unemployment Insurance (UI) Trust Fund has not been subject to TABOR since FY 2009-10. Revenue to the Employment Support Fund, which receives a portion of the UI premium surcharge, is still subject to TABOR.  A healthy labor market continues to support the Colorado UI trust fund. In FY 2014-15, the ending balance for the fund was $680.1 million, a 14 percent increase from the previous year. The improvement occurred despite a decline in contributions to the fund from employers, as premiums paid by employers were lower by 1.8 percent in FY 2014-15. In addition, the improving labor market helped reduce the amount of unemployment insurance benefits paid from the fund in FY 2014-15.

In FY 2015-16, the ending balance for the UI trust fund is expected to be approximately $660 million, a 3 percent decline from the previous fiscal year. The decline is the result of lower employee contributions and an increase in the total amount of benefits. As the solvency of the fund improves, employers shift to lower premium rate schedules. The fund's ending balance in FY 2014-15 was sufficient to shift the employer's schedule to a lower premium rate beginning on January 1, 2015. Oil related layoffs and an increase in average weekly benefits paid added to the total amount of benefits that are expected to be paid in FY 2015-16. The UI fund is projected to remain relatively stable through the forecast period as job growth and a higher chargeable wage base keep the fund secure.

Pension and Post-Employment Benefits

General.  The State provides post-employment benefits to its employees based on their work tenure and earnings history through a defined benefit pension plan, a defined contribution plan and a limited healthcare plan. Each plan is administered by the Public Employees' Retirement Association ("PERA"), which is a statutorily created legal entity that is separate from the State. PERA also administers plans for school districts, local governments and other entities, each category of which is considered a separate division of PERA and for which the State has no obligation to make contributions or fund benefits. Most State employees participate in the Plan. The State does not participate in the federal Old-Age, Survivors and Disability Insurance (Social Security) program.

The Plan is funded with payments made by the State and by each participating State employee, the amounts of which are determined and established by statute.  Although the State has made all statutorily required contributions ("SRC") to the Plan, the actuarial accrued liability ("AAL") of the Plan exceeds the actuarial value of the Plan assets, resulting in an unfunded actuarial accrued liability ("UAAL") and a funded ratio of approximately 58%.

The State also currently offers other post-employment health and life insurance benefits to its employees. The post-employment health insurance is provided under the PERA Health Care Trust Fund in which members from all divisions of PERA may participate. It is a cost-sharing, multiple employer plan under which PERA subsidizes a portion of the monthly premium for health insurance coverage for certain State retirees and the remaining amount of the premium is funded by the benefit recipient through an automatic deduction from the monthly retirement benefit. The Health Care Trust Fund is funded by a statutory allocation of moneys consisting of portions of, among other things, the employer statutorily required contributions, the amount paid by members and the amount of any reduction in the employer contribution rates to amortize any overfunding in each Division's trust fund. The Health Care Trust Fund had an unfunded actuarial accrued liability and a funded ratio of approximately 19%.

Current Litigation

The Colorado Governmental Immunity Act (CGIA) sets upper limits on State liability at $350,000 per individual and $990,000 for two or more persons in a single occurrence. Judgments in excess of these amounts may be rendered, but the claimant must petition the General Assembly for an appropriation to pay any amount greater than the immunity limits. Judgments awarded against the State for which there is no insurance coverage or that are not payable from the Risk Management Fund ordinarily require a legislative appropriation before they may be paid. Effective January 1, 2012, the Act was amended to waive the State's sovereign immunity for legal proceedings in which the State has been determined to be negligent in conducting prescribed fires.

Numerous court cases are pending in which the plaintiffs allege that the State has deprived persons of their constitutional rights, civil rights, inadequately compensated them for their property, engaged in regulatory misfeasance, or breached contracts. In the aggregate, the monetary damages (actual, punitive, and attorney's fees) claimed in the constitutional and civil rights cases would exceed the insurance coverage available by a material amount. The property compensation and breach of contract suits are generally limited to the appraised value of the property or the contract amount. In the breach of contract suits, the State often files counterclaims. While it is reasonably possible that awards of judgment could occur, it is unlikely that those awards would have a material adverse effect on the State's financial condition.

The State is the defendant in numerous lawsuits involving claims of inadequate, negligent, or unconstitutional treatment of prisoners, mental health patients, nursing home patients, or the developmentally disabled. In some of these suits, plaintiffs are seeking or have obtained certification as a class for a class action suit. Most of these cases seek actual damages that are not material but include requests for punitive damages that may be material. There is also the potential that the courts may rule that the current conditions of confinement, Medicaid coverage, or residential services are unconstitutional, which could result in significant future construction, medical, or residential services costs that are not subject to reasonable estimation.

The State is the defendant in lawsuits by employees accusing the State of various infractions of law or contract. These may include claims related to age and sex discrimination, sexual harassment, wrongful termination, contractual agreements for paying salaries based on parity and equity, and overtime compensation under the Federal Fair Labor Standards Act. The State does not believe that any of these cases are material to its financial operations.

In the event of adverse loss experience, which is defined as a default rate in excess of 9 percent, College Assist could be liable for up to 25 percent, or $2.3 billion, of the $9.3 billion outstanding balance of loans in repayment status. However, the probability of a material loss is remote, and the State's liability is capped at the net position of the College Assist program of $79.8 million.

At June 30, 2014, the Lottery Division of the Department of Revenue had outstanding annuity contracts of approximately $276.7 million in the names of lottery or lotto prizewinners. The probability is remote that any of the sellers of these contracts will default, and thereby require the State to pay the annuity.

The Colorado Department of Revenue routinely has claims for refunds in various stages of administrative and legal review that could result in refunds. Individual claims in exceeding $5.0 million include a claim for a refund of $13.3 million income taxes. The Department of Revenue will vigorously defend this claim. The likelihood of an unfavorable outcome is uncertain.

Various notes and bonds have been issued by state school districts that may impact the State. Colorado statutes provide that if a district indicates it will not make a required payment to bondholders by the date on which it is due, the State Treasurer shall forward to the paying agent the amount necessary to make the payment. The State shall then withhold state property-tax-equalization payments to the defaulting school district for a period up to 12 months to cover the State's loss. Currently, notes or bonds valued at approximately $7.48 billion are outstanding. Of this amount, $2.1 billion is covered by private insurance.

The State of Kansas will likely seek injunctive relief against Colorado in a potential suit against Colorado and Nebraska claiming violations of the Republican River Compact. Although the State anticipates reaching a resolution with the State of Kansas prior to any suit being filed, the estimated potential damages range from $1.0 million to $6.0 million. The State has recorded a liability for the minimum amount of the potential damages range.

Many state agencies have grant and contract agreements with the federal government and other parties. These agreements generally provide for audits of the transactions pertaining to the agreements, with the State being liable to those parties for any disallowed expenditure. Individually significant disallowances are disclosed in the following paragraph.

The Department of Health Care Policy and Financing may be responsible for repaying the Centers for Medicare and Medicaid Services (CMS) approximately $13.4 million in federal matching funds. CMS alleges that administrative costs related to out stationing eligibility functions at Denver Health were unallowable. The State is contesting this disallowance and the case is pending before the federal Department of Appeals Board. The likelihood of an unfavorable outcome is uncertain.

Five insurance companies have filed suit against the State of Colorado for recovery of claims amounts paid or to be paid relating to damage from the Lower North Fork wildfire. The wildfire ignited during a high-wind event four days after a prescribed fire was conducted in the area by the Colorado State Forest Service to reduce wildfire danger. In response to the wildfire, the General Assembly passed House Bill 12-1283 and House Bill 12-1361 retroactively waiving the State's sovereign immunity for negligence claims relating to prescribed fires. The plaintiffs also brought claims for inverse condemnation and takings. The State does not contest liability for negligence claims brought pursuant to new provisions of CGIA; however, the State is vigorously defending against claims of inverse condemnation or on takings theories. On April 23, 2013, the State filed a motion to dismiss all non-CGIA claims. In the 2013 legislative session, $2.8 million was appropriated to cover claims processed through the Claims Board process and additional appropriations will be sought when the legislature reconvenes. Additionally, Senate Bill 14-223 contained special appropriations to compensate several property owners outside of the Claims Board process. A current claims liability of $18.2 million was accrued in the General Fund as of June 30, 2014, and compensation totaling $25.0 million has been paid in Fiscal Year 2014- 15. Estimates of the potential remaining liability range from $600,000 to the low tens of millions. Six-hundred thousand is being held in the court's registry from the Risk Management Fund (a Special Purpose Fund within the General Fund).

The TABOR Foundation, a not-for-profit entity that is not part of State government, has filed suit against the Colorado Bridge Enterprise alleging that the bridge safety surcharge is a tax, not a fee; therefore, requiring a vote of the people. The foundation also alleges that $300 million in bonds issued were unconstitutional because more than ten percent of the enterprise's revenue in 2010 was from state grants. The plaintiff is seeking an order declaring the surcharge and bonds unconstitutional. Approximately $390 million has been collected in surcharges, in addition to the $300 million bond issuance. On August 14, 2014, the Colorado Court of Appeals affirmed the earlier trial court's ruling in favor of the State. The TABOR Foundation filed an appeal with the Colorado Supreme Court and the State filed an objection to the petition. If the case proceeds to the Colorado Supreme Court, the Colorado Bridge Enterprise will vigorously defend claims. The State is unable to estimate the likelihood of an adverse outcome.

Colorado State University has received forty claims for damages related to a fire in July of 2011 in its Equine Reproduction Laboratory. The fire destroyed the building and property of approximately 175 clients stored at the facility. The trial court ruled that claims are not barred by the Colorado Governmental Immunity Act, and the Colorado Court of Appeals overruled the ruling of the trial court. Given the unique circumstances of each case, the likelihood of an unfavorable outcome is uncertain, with the potential loss ranging from $650,000 to $30.0 million.

On June 27, 2014, the Colorado Rural School Board Caucus, the East Central Board of Cooperative Educational Services, the Colorado PTA, and several school districts and individuals filed claims against Colorado challenging the constitutionality of amendments to the School Finance Act to incorporate a negative factor in Fiscal Year 2010-11. The likelihood of an unfavorable outcome is uncertain, but if the court finds the application of the negative factor unconstitutional Colorado may have to increase funding for K-12 education by about $1.0 billion in the following budget year. The State is vigorously contesting the plaintiff's claims. The State believes it has a reasonable possibility of favorable outcomes for the actions discussed above, but the ultimate outcome cannot presently be determined. Except as otherwise noted, no provision for a liability has been made in the financial statements related to the contingencies discussed in this note.

APPENDIX D
ADDITIONAL INFORMATION ABOUT THE COMMONWEALTH OF KENTUCKY AND KENTUCKY OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Kentucky ("Kentucky" or the "Commonwealth"). The sources of payment for Kentucky municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statements of issuers of Kentucky municipal obligations, as available on the date of this Statement of Additional Information. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Funds does not undertake any obligation to update such information. Such information is included herein without the express authority of any Kentucky issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

General

The Commonwealth of Kentucky, nicknamed the Bluegrass State, was the first state west of the Alleghenies to be settled by pioneers.  Kentucky is bounded by the Ohio River to the north and the Mississippi River to the west, and is bordered by the States of Illinois, Indiana, Ohio, West Virginia, Tennessee, Missouri and the Commonwealth of Virginia.

The Kentucky has become a diversified, modern, international economy - illustrated by the fact that Kentucky's manufacturing employment concentration as a percentage of non-farm employment is now higher than the national average, and recessionary employment declines in these sectors were more muted in Kentucky than the national equivalent.  The Commonwealth's parks, horse breeding and racing industry, symbolized by the Kentucky Derby, play an important role in expanding the tourism industry in the Commonwealth.

As indicated in the Commonwealth of Kentucky Quarterly Economic & Revenue Report for the Third Quarter of Fiscal Year 2016, economic growth overall in Kentucky is projected to continue through Fiscal Year 2016 approximately in line with the national economy in terms of employment and personal income growth.  Kentucky personal income grew by 5.0 percent in the third quarter of Fiscal Year 2016, outpacing the national rate personal income growth of 4.4 percent.  The Commonwealth appears poised to maintain its solid rate of personal income growth through the first half of Fiscal Year 2017.

Employment growth is also forecast to remain positive, although growth is anticipated to slow as firms raise wages in order to attract workers.  The Kentucky unemployment rate in March 2016 was 4.9 percent, just above the national unemployment rate of 4.8 percent.  Two-thirds of businesses surveyed by the Louisville office of the St. Louis Federal Reserve raised wages over the prior year and the same number expected wages to increase through the fourth quarter of Fiscal Year 2016.  Wages and salaries income grew the fastest in both absolute and percentage terms in the third quarter.  Wages and salaries income grew by $5.2 billion or 6.3 percent over the last year.

Kentucky has benefited from record national automobile sales over the past year and parts suppliers continue to announce new factories and/or expansions within the Commonwealth.  While the rate of growth has slowed, data through March 2016 indicates that motor vehicles and vehicle parts manufacturing employment in the Commonwealth is growing.  The Commonwealth's non-farm employment grew by 1.4 percent in the third quarter of Fiscal Year 2016, with information services employment growing the fastest.  Kentucky's mining employment declined in the third quarter by 9.8 percent with a net decrease of 1,600 jobs since the third quarter of the previous fiscal year.

Low interest rates and decreases in the prices of lumber and other materials due to the depressed demand abroad have been helpful for the Kentucky housing market.  New single-unit housing permits issued in Kentucky in February were up 51 percent from 2015, indicating a strong outlook for an increase in housing supply.  The issuance of these permits is a leading indicator for construction activity and employment.  The Beige Books of both the Cleveland and St. Louis branches of the Federal Reserve, which monitor economic activity in Kentucky, indicate continued growth in both commercial and residential real estate activity in the area.  Current projections indicate that construction employment will grow the fastest of all the major sectors through the remainder of Fiscal Year 2016 and into the first half of Fiscal Year 2017.

Budgetary Process in the Commonwealth

The General Assembly is required by the Kentucky Constitution to adopt measures providing for the state's revenues and appropriations for each fiscal year.  The Governor is required by law to submit a biennial State Budget (the "State Budget") to the General Assembly during the legislative session held in each even numbered year.  State Budgets have generally been adopted by the General Assembly during those legislative sessions, which end in mid-April, to be effective upon the Governor's signature for appropriations commencing for a two year period beginning the following July 1.

In the absence of a legislatively enacted budget, the Supreme Court has ruled that the Governor has no authority to spend money from the state treasury except where there is a statutory, constitutional or federal mandate and the Commonwealth may be prevented from expending funds for certain state governmental functions, including the ability to pay principal of and interest, when due, on obligations that are subject to appropriation.

Debt Structure

Kentucky's indebtedness is classified as either appropriation supported debt or non-appropriation supported debt. Appropriation supported debt carries the name of Kentucky and is either (i) a general obligation of Kentucky or (ii) a revenue obligation of one of its debt-issuing agencies, which is subject to state appropriation for all or a portion of the debt service on the bonds. General obligation bonds pledge the full faith, credit and taxing power of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966 and has no general obligation bonds outstanding.

Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenue debt is not a direct obligation of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the funded project constitute the only source of payment.

Non-appropriation or moral obligation debt carries the name of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit or taxing powers of Kentucky. The Kentucky General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds.

The payment of debt service by the state universities is enhanced by the requirement that, in the event of a default, the Secretary of the Kentucky Finance Cabinet must intercept any funds appropriated to the university but not yet disbursed and must use those funds to remedy the default.

Because the Kentucky Constitution requires the vote of a majority of the state's electorate to approve the issuance of state general obligation indebtedness and until 1998 required the vote of two-thirds of a municipality's electorate to approve the issuance of general obligation indebtedness by any city, county, or other municipality within the state, most Kentucky state and local government indebtedness had been issued not as general obligation indebtedness but as either debt payable only from revenues produced by the particular project or as indebtedness subject to biennial, in the case of the state, or annual, in the case of a local government, legislative appropriation for the payment of debt service. Such appropriation- backed indebtedness is customarily issued in the form of lease revenue bonds by a public authority or public holding company which uses the proceeds of the bonds to finance the particular public project and leases the project to the state or local government pursuant to a lease renewable each fiscal biennium (in the case of the state) or each fiscal year (in the case of a local government). Failure of the lessee government to renew the lease would terminate the lessee's obligation to make further rental payments and would leave the bondholders with recourse only against the property which was subject to the lease and any other security pledged for the payment of the bonds. An amendment to the state constitution approved by the electorate in 1994 authorized the Kentucky General Assembly to enact legislation permitting local governments (exclusive of school districts) to issue general obligation indebtedness without voter approval but subject to prescribed limitations on the maximum amount of indebtedness that may be incurred based on the assessed value of the taxable property within the municipality and such additional limitations and conditions as may be prescribed by statute. The Kentucky General Assembly enacted such enabling legislation in 1996 and the Kentucky courts issued a final judgment in 1998 upholding the validity of the constitutional amendment. Beginning in 1998, local governments (exclusive of school districts) in Kentucky began to issue general obligation indebtedness under the authority of the constitutional amendment and the enabling legislation, in addition to or instead of lease revenue bonds.

Neither Kentucky nor any of its agencies has ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

Additional Information About the Kentucky Economy

Kentucky's economy, dominated in previous generations by coal, tobacco, bourbon, and horses, has since diversified to include prominently the manufacture of industrial machinery, automobiles and automotive parts, consumer appliances, non-durable goods, such as apparel, and service industries, such as air transportation, financial services, healthcare, retail trade, and tourism. Kentucky's parks, horse breeding and racing industry, epitomized by the Kentucky Derby, play an important role in expanding tourism.

By most accounts, the losses endured by Kentucky from the national recession that ended in June 2009 were less severe than most states.  The loss of household wealth was muted in Kentucky since the Commonwealth did not experience a pronounced run-up in home values.  Additionally, Kentucky's abundance of coal provided stable employment and wealth in the mining sector throughout the recession.

 Finally, Kentucky has a broad mix of manufacturing employment rather than an overreliance in a single industry.  The automobile industry was one of the first sectors to rebound from the recession, and Kentucky is overrepresented in the automotive industries.

Like most states, Kentucky non-farm employment was particularly hard hit by the 2007 recession.  After peaking almost simultaneously with the start of the recession, the trough occurred in the third quarter of fiscal year 2010, nine quarters later.  Job growth was positive in every quarter of fiscal year 2014 and recent months have seen record decreases in the unemployment rates across all Kentucky counties.  The rate of growth in employment in goods-producing industries, with the exception of mining, has picked up and is projected to lead the way going forward.

In the second half of fiscal year 2014, Kentucky posted growth in several measures of economic activity, including above-average growth in personal income.  However, Kentucky is repeating the recovery path seen in the previous two recessions, whereby the rebound in economic indicators and revenue fail to keep pace with comparable national data.  A large part of the underperformance in state measures comes from the fact that Kentucky experienced a more modest peak-to-trough drop when compared to states that were hit the hardest during the recession.  Post-recession growth rates tend to be more robust in states that suffered the most during the downturn.  Kentucky has surpassed nominal levels that prevailed prior to the recession and is now projected to produce economic and revenue growth more in line with the national average over the next biennium.

Fiscal year 2014 was the second fiscal year of the Commonwealth's 2012-14 biennial budget period.  The Commonwealth of Kentucky is one of the few states that enact a biennial budget in an even-numbered year; meaning that the fiscal year 2014 budget was enacted in the 2012 Regular Session of the Kentucky General Assembly.  General Fund revenue growth was 1.2 percent, resulting in a $91 million revenue shortfall.  The shortfall, which occurred primarily due to lower tax receipts in the final fiscal quarter of the year, was resolved mainly through the transfer of excess, unbudgeted funds, unexpended General Fund budgets, and the use of the Commonwealth's Budget Reserve Trust Fund (Kentucky's Rainy Day fund). Road Fund revenues increased by 4.6 percent, but despite the growth, that resulted in a $22 million revenue shortfall.  In fiscal year 2014, General Fund spending increased by 3 percent, and Road Fund spending increased by 11 percent.  The Road Fund revenue shortfall was resolved primarily through unexpended Road Fund budgets.

The muted General Fund spending growth was primarily due to spending cuts that were incorporated into the fiscal year 2014 budget, a total of $182 million.  Additional spending in the areas of pension contributions and health insurance were necessary, and the budget made a significant reduction in the Commonwealth's structural budget imbalance of the prior year.  In the 2012-14 biennial budget, most other areas of government spending were again reduced in the first fiscal year.  The fiscal year 2014 budgets were commonly held at the same level as fiscal year 2013.  Some areas of the government have incurred up to 38 percent in General Fund budget reductions since fiscal year 2008.  Despite Road Fund revenue growth of 4.6 percent, spending from the Road Fund increased by 11 percent primarily due to the schedule of major road project expenditures, which occur over a multi-year period.

Fiscal year 2014 was the third year of implementation for two major policy initiatives; the statewide implementation of managed care in the Medicare program, and the implementation of several of the reforms enacted in 2011 affecting Corrections and the revision in the controlled substances portion of the penal code.  The movement of Medicaid's non-waiver populations into managed care resulted in General Fund cost avoidance of over $160 million in fiscal year 2014; $294 million over the 2012-14 biennium.  Due to the implementation of reforms in the Corrections area, the inmate population in fiscal year 2013-14 fell by 4.3 percent, and nearly $7 million was reinvested into evidence-based treatment programs.

The Commonwealth's capital program for the 2012-14 biennial period included the lowest amount of General Fund supported debt in over 20 years.  This was another reflection of the tight fiscal situation.  The largest areas of emphasis were in local school buildings, maintenance and improvement, the permanent closure of a nuclear waste disposal site, and the addition of a fourth veterans' nursing facility.

During fiscal year 2014, the Commonwealth made a historically significant health care policy decision; to implement the elements of the federal Affordable Care Act that permitted the expansion of eligibility for the Medicaid program to individuals whose income is up to 138 percent of the poverty level.  Additionally, the Commonwealth successfully implemented its Health Benefit Exchange.  Based on recent studies, Kentucky ranked second in the country in the rate of reduction of its uninsured population.  By the end of fiscal year 2014, over 305,000 Kentuckians were enrolled in the "expanded" Medicaid program.

The Commonwealth continued to implement past actions and reforms to address a significant policy and financial issue, the financing of the large unfunded liabilities of its pension systems, and restructuring future employee benefits to ensure a sustainable pension system.  The new reforms replaced a phased-in financing plan with one that will achieve the necessary actuarial contributions to the Kentucky state employees' retirement systems.  Moreover, a new hybrid-cash balance plan was put in place for all new employees which mitigates the growth of future pension liabilities.  Fiscal year 2014 was the fourth year of a six-year plan to sufficiently pre-fund the Teachers' Retirement System medical costs, involving additional financial participation from active school district employees, the 174 Kentucky school districts, existing retirees under age 65, and the Commonwealth.

The Commonwealth's combined net position (governmental and business-type activities) totaled $10.058 billion at the end of fiscal year 2014, as compared to $10.5 billion at the end of the previous year.

The largest portion of the Commonwealth's net position, $21.3 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements, and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets.  The Commonwealth uses these capital assets to provide services to its citizens; therefore these assets are not available for future spending.

The second largest portion of the Commonwealth's net position, totaling $1.2 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used.  The remaining balance is unrestricted net position.  The unrestricted net position, if it has a positive value, could be used at the Commonwealth's discretion.  However, the unrestricted balance is $(12.4) billion; therefore funds are not available for discretionary purposes.  A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred.  Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities) on the statement of net position.

The Commonwealth received program revenues of $13.1 billion and general revenues (including transfers) of $12 billion for total revenues of $25.1 billion during fiscal year 2014.  Expenses for the Commonwealth during fiscal year 2014 were $25.6 billion, which resulted in a total decrease of the

Commonwealth's net position in the amount of $442.6 million, net of contributions, transfers and special items.

The change in net position resulted in a decrease from the previous year.  The decrease in net position of governmental activities was $774.4 million or 7.0 percent.  Approximately 49.7 percent of the governmental activities' total revenue came from taxes, while 41.2 percent resulted from grants and contributions (including federal aid).  Overall, program revenues were insufficient to cover program expenses for governmental activities.  Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.

At June 30, 2014 the Commonwealth's governmental funds reported combined ending fund balances of $2.2 billion, a net decrease of $42.1 million in comparison with the prior year.  $74 million is nonspendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact.  The $2.1 billion is restricted for certain purposes and is not available to fund current operations.  The $61.9 million is considered unrestricted (committed, assigned, or unassigned).  When the unrestricted balance is positive it is available for spending either at the government's discretion or upon legislative approval.

The General Fund balance at June 30, 2014 was ($130.8) million.  The balance reported reflects a decrease of $333 million from the previously reported amount, which represents a decrease of 164.6 percent.  The major factor for the decrease in fund balance is an increase in expenditures of $458.5 million or 5.2 percent.

The General Fund balance is segregated into nonspendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned.  Inventory of $6.5 million represents the nonspendable amount.  The unrestricted had a negative balance of $137.3, therefore is not available for spending at the government's discretion or upon legislative approval.

The major special revenue funds experienced normal cyclical changes in revenues and expenditures, except for the Federal Fund, which experienced an increase in intergovernmental revenues of $1.9 billion.  Expenditures decreased across a majority of all functions, except for Health and Family Services (CHFS) which experienced an increase in expenditures of $2 billion (a 28.4 percent increase in expenditures for total federal expenditures).

The Commonwealth's bonded debt decreased by $135.9 million to $6.3 billion, a 2.1 percent decrease during fiscal year 2014.  The major factor in this decrease is a result of the refunding of old issues by the fiscal year 2014 new issues.  Therefore, the remaining liability on the retired bonds plus the fiscal year 2014 principal payments on the remaining outstanding bonds were greater than the fiscal year 2014 issues for new projects.  No general obligation bonds were authorized or outstanding at June 30, 2014.

The Commonweath's combined net position (governmental and business-type activities) totaled $(14.029) billion at the end of Fiscal Year 2015, as compared to $10.058 billion at the end of the previous year.  The significant decrease in the net position of the governmental activities occurred when the Commonwealth adopted Governmental Accounting Standards Board (GASB) Statement No. 68 and No. 71 (GASB 68 and 71), Accounting and Financial Reporting for Pensions, the provisions of which require the Commonwealth, as a participating employer in the Kentucky Retirement System ("KERS"), the State Police Retirement System, the Kentucky Teachers Retirement System ("KTRS"), the Judicial Retirement Plan and the Legislators' Retirement Plan, to reflect in the Statement of Net Position its proportionate share of the net pension liability of such retirement plans.  The adoption of this pronouncement resulted in a decrease of $24.6 billion in the Commonwealth's beginning net position.

The largest portion of the Commonwealth's net position, $21.6 billion, is net investment in capital assets (e.g., land, infrastructures, buildings and improvements, and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets.  The Commonwealth uses these capital assets to provide services to its citizens; therefore these assets are not available for future spending.

The second largest portion of the Commonwealth's net position, totaling $1.2 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used.  The remaining balance is unrestricted net position.  The unrestricted net position, if it has a positive value, could be used at the Commonwealth's discretion.  However, the unrestricted balance is $(36.818) billion; therefore funds are not available for discretionary purposes.  A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred.  Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities) on the statement of net position.

The Commonwealth received program revenues of $14.1 billion and general revenues (including transfers) of $11.8 billion for total revenues of $25.9 billion during Fiscal Year 2015.  Expenses for the Commonwealth during Fiscal Year 2015 were $25.4 billion, which resulted in a total increase of the Commonwealth's net position in the amount of $540.4 million, net of contributions, transfers and special items.

The change in net position resulted in a decrease from the previous year.  The decrease in net position of governmental activities was $(5.1) million or 1.0 percent.  Approximately 48.8 percent of the governmental activities' total revenue came from taxes, while 49.3 percent resulted from grants and contributions (including federal aid).  Overall, program revenues were insufficient to cover program expenses for governmental activities.  Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.

At June 30, 2014, the Commonwealth's governmental funds reported combined ending fund balances of $2.0 billion, a net decrease of $184.1 million in comparison with the prior year.  $99.3 million in nonspendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact.  The $1.7 billion is restricted (committed, assigned, or unassigned).  When the unrestricted balance is positive it is available for spending either at the government's discretion or upon legislative approval.

The General Fund balance at June 30, 2015, was $104.4 million.  The balance reported reflects an increase of $235.1 million from the previously reported amount, which represents an increase of 179.8 percent.  The major factor for the increase in fund balance is an increase in revenues of $580.1 million or 6.2 percent.

The General Fund balance is segregated into nonspendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned.  Inventory of $6.2 million represents the nonspendable amount.  The unrestricted had a balance of $98.1 million, therefore is available for spending at the government's discretion or upon legislative approval.

The major special revenue funds experienced normal cyclical changes in revenues and expenditures, except for the Federal Fund, which experienced an increase in intergovernmental revenues of $1.3 billion.

Expenditures decreased across a majority of all functions, except for the Cabinet for Health and Family Services (CHFS) which experienced an increase in expenditures of $1.2 billion (a 13.6 percent increase in expenditures for total federal expenditures).

The Commonwealth's bonded debt decreased by $136.7 million to $6.2 billion, a 2.2 percent decrease during Fiscal Year 2015.  The major factor in this decrease is a result of the refunding of old issues by the Fiscal Year 2015 new issues.  Therefore, the remaining liability on the retired bonds plus the Fiscal Year 2015 principal payments on the remaining outstanding bonds were greater than the Fiscal Year 2015 issues for new projects.   No general obligation bonds were authorized or outstanding at June 30, 2015.

As reported by the Office of the State Budget Director on May 10, 2016, the April 2016 General Fund receipts grew by 5.2 percent compared to the same month of the previous fiscal year.  Total revenues for the month were $1,077.1 million, compared to $1,023.7 million during April 2015, an increase of $53.4 million.  The General Fund has grown 5.0 percent year-to-date for the fiscal year ending June 30, 2016.  Based on April's results, General Fund receipts can decline 4.9 percent for the remaining two months of the fiscal year to meet the current official revenue estimate of $10,289.9 million.  For the first ten months of Fiscal Year 2016, Road Fund receipts decreased by 3.8 percent.  Total Road Fund receipts for April 2016 totaled $130.4 million, an increase of $15.2 million compared to April 2015.  The recently released interim revenue estimate calls for Road Fund revenues to end the fiscal year at (4.3) percent.  Based on year-to-date tax collections, revenues can decline 13.0 percent for the remainder of Fiscal Year 2016 to meet the official estimate of $1,445.9 million.

Revenue Receipts - Third Quarter, 2016 Fiscal Year

General Fund.  General Fund receipts in the third quarter of FY16 totaled $2,443.6 million compared to $2,279.9 million in the third quarter of FY15, for an increase of $163.7 million or 7.2 percent. Through the first three quarters of the fiscal year, receipts have increased 5.0 percent. The official revenue estimate calls for 3.2 percent revenue growth for the fiscal year. To meet the estimate, receipts can decline 1.2 percent over the last three months of FY16. The ability of General Fund receipts to continue to register growth is greatly aided by robust collections in most of the major accounts.

Revenue growth appears to be picking up momentum as the 7.2 percent rate of increase in the third quarter of FY16 follows 3.5 percent growth in the second quarter and a 4.5 percent performance in the first quarter. These growth rates have been led by individual income tax, corporation income, lottery, cigarette and sales and use taxes. This is the ninth consecutive quarter in which General Fund revenue growth has been positive.

Variations in the quarterly receipts are often affected by differences in the timing of payments into revenue accounts. While timing differences were not as prevalent as in the past, property tax receipts continue to record some monthly shifts because of these differences.

Individual income tax receipts increased 14.3 percent in the third quarter of FY16.
Receipts of $960.3 million were $120.1 million more than was collected in the third quarter of the previous fiscal year. Withholding and declarations receipts both increased from last  year. Refund payments  have been  slower this  year as  the Department of Revenue has implemented additional security and fraud analysis tools to protect taxpayers. Collections have grown 7.6 percent through the first nine months of FY16.

Total sales and use tax receipts for the quarter were $836.0 million, compared to
$785.9 million in the third quarter of FY15. The $50.0 million difference translates to an increase of 6.4 percent. Year-to-date sales and use tax receipts have increased by 6.3 percent.

Third quarter property taxes were up 2.4 percent in the third quarter of FY16 due to the timing of collections in the tangible and public service property accounts. Collections of $137.4 million compare to $134.3 million received in the third quarter of the prior fiscal year. In general, property taxes have been very slow in recovering losses incurred during the 2007 recession where the valuations on all types of property plummeted.

Corporation income tax posted an increase of 6.8 percent, or $5.9 million, during the third quarter of FY16. Receipts totaled $92.6 million compared to the $86.7 million received a year earlier. For the year, collections have increased 8.1 percent.

The coal severance tax continued to erode in the third quarter as receipts fell 37.6 percent. Receipts of $25.4 million compare to $40.6 million collected in the third quarter of FY15. Tax receipts have declined 29.4 percent through the first nine months of the fiscal year.

Cigarette taxes increased in the third quarter. Receipts of $51.2 million were 3.3 percent more than collected in the third quarter of FY15. Year-to-date, cigarette tax receipts have grown 3.1 percent.

The limited liability entity tax (LLET) posted a $6.6 million decline in the third quarter of FY16 when compared to FY15. The LLET collections in the current fiscal quarter stand at $35.5 million compared to $42.1 million in the same period a year earlier. Performance in the LLET has diminished since the tax hit a peak level of $246.1 million in FY13.

Lottery dividends grew in the third quarter with revenues of $59.0 million, which were 6.3 percent above last year's third quarter total of $55.5 million.

The "Other" category represents the remaining accounts in the General Fund, and collections in this account increased 0.5 percent with receipts of $246.2 million.

Seventy-three percent of General Fund revenues were collected in the areas of the individual income and sales taxes. The next largest source of revenue was the "other" account at 10 percent. The major components in this category include insurance premium, bank franchise, telecommunications, beer wholesale taxes and inheritance taxes. Property tax accounted for six percent. Corporation income accounted for four percent. Lottery receipts, cigarette and LLET taxes, accounted for two percent each fund. Finally coal severance taxes accounted for one percent.

Road Fund.  Road Fund revenue decreased 5.6 percent in the third quarter of FY16. Receipts totaled $357.2 million compared to the $378.3 million received in the third quarter of the last fiscal year. Through the first nine months of FY16, receipts have decreased 5.5 percent. Growth rates for the first three quarters were -8.3, -2.3 and -5.6 percent, respectively. The official Road Fund revenue estimate calls for revenues to decline 5.3 percent for the fiscal year. Based on year-to-date tax collections, revenues can fall 4.7 percent for the remainder of FY16 and still meet the estimate.

Motor fuels tax receipts decreased 12.1 percent during the third quarter of FY16. Receipts were $175.4  million  and  compare  to $199.6 million collected during the third quarter of last year.

Through the first nine months of FY16 motor fuels fell 15.8 percent due to declines in the variable portion of the tax rate.

Motor vehicle usage tax receipts increased 3.8 percent, or $4.1 million, during the third quarter. Receipts were $111.9 million compared to $107.7 million collected during the same period last year. Through the first nine months of FY16, the motor vehicle usage tax increased 11.6 percent.

Motor vehicle license tax receipts were down 3.0 percent during the third quarter of FY16. Receipts of $33.6 million compare to $34.6 million received during the third quarter of FY15.

Motor vehicle operators' license fees totaled $4.0 million, a 3.0 percent increase compared to the level observed a year ago.

Weight distance tax receipts of $20.2 million increased 2.6 percent compared to receipts collected during the third quarter of last year. The weight distance tax has some significance as a leading indicator of economic activity, as it is a good proxy for goods in transit over Kentucky highways.

Income on investment receipts totaled $1.2 million, a 6.4 percent decrease compared to the level observed a year ago.

The remainder of the accounts in the Road Fund combined for a decrease of 4.4 percent. Receipts for the "Other" category totaled $11.0 million during the third quarter, compared to $11.5 million in the third quarter of FY15.

Motor fuels taxes and the motor vehicle usage tax accounted for 80 percent of Road Fund revenues in the third quarter. The next largest sources of revenue were the motor vehicle license tax with 10 percent followed by weight distance with six percent. The "Other" category accounted for three percent, while motor vehicle operators' license fees comprised one percent.

Kentucky Economy - Third Quarter, 2016 Fiscal Year

Kentucky personal income grew by 5.0 percent in the third quarter of FY16. This is the ninth consecutive quarter of positive Kentucky personal income growth. On an adjacent-quarter basis, Kentucky personal income grew an average of 1.3 percent per quarter for the last nine quarters. This growth slowed to 0.7 percent in the third quarter of FY16.

Wages and salaries income grew the fastest in both absolute and percentage terms in the third quarter. Wages and salaries income grew by $5.2 billion or 6.3 percent over the last year. The slowest growing component of personal income was transfer receipts, which grew by 3.4 percent compared to the third quarter of FY15. Despite the lower growth in transfer receipts relative to other components, transfer receipts as a share of total personal income has been increasing significantly over the last couple decades. Transfer receipts now make up 24.4 percent of total personal income. Two decades ago, transfer receipts made up only 17 percent of total personal income. The great majority of this share growth occurred over the last decade.

Kentucky non-farm employment grew by 1.4 percent in the third quarter of FY16.
Information services employment grew the fastest in the third quarter of FY16, growing 4.8 percent. Information services employment  grew a net 1,200  jobs. Information services employment is still well below the pre-recession peak established in the first quarter of FY08 when employment reached 30,200 jobs. Information services employment in the third quarter rose to 27,000 jobs.

Kentucky's mining employment declined in the third quarter by 9.8 percent. Mining employment declined by a net 1,600 jobs since the third quarter of FY15. This national and Kentucky trend in mining employment losses is driven almost entirely by the Environmental Protection Agency's  policies, which have caused power plants to close prematurely. The closure of power plants greatly reduces the demand for coal in the US. The decrease in demand for coal puts downward pressure on coal prices, which further harms the coal mining operations. A few months ago, western Kentucky coal output surpassed eastern Kentucky coal output for the first time in Kentucky history. Coal revenue tax receipts reached a record low in the third quarter as demand has continued to decline.

Interim Outlook - Third Quarter, 2016 Fiscal Year
General Fund.  General Fund growth is projected to be 2.4 percent compared to the final quarter of FY15. Adding the three quarters of historical data, to the fourth quarter estimate General Fund revenues for FY16 are projected to equal $10,390.6 million for full- year growth of 4.3 percent – generating $100.7 million in General Fund revenues in excess of the official estimate. Collections at the forecasted levels would also generate 3.7 percent growth in the first half of FY17.

Individual income tax receipts are expected to total $4,339.2 million in FY16, mostly due to the robust growth of 7.6 percent in the first three quarters of the fiscal year. Receipts are projected to increase by 4.5 percent during the final quarter of FY16. Taken in aggregate, the individual income tax is forecasted to grow at an impressive 6.6 percent rate for FY16. Growth in the individual income tax is even more notable considering that the base from FY15 grew at an impressive rate of 8.5 percent. Given the level of growth projected in the fourth quarter of FY16, the individual income tax is now expected to exceed the official estimate by $105.7 million.

Since declining in FY13, the sales and use tax has grown in nearly every quarter by robust and consistent rates. Growth of 3.6 percent in FY14 was followed by even faster growth of 4.4 percent during FY15. The first three quarters of FY16 was higher still with 6.3 percent growth over the same period in FY15. This interim report calls for continued growth in the sales and use tax, albeit at a slightly reduced rate of 2.5 percent growth for the final three months of FY16. While the wave of positive news from the sales tax has been a welcomed sight, growth in excess of employment and wage growth is clearly difficult to sustain.

Property tax revenues are expected to increase by 1.7 percent over the remainder of the year following growth of 2.6 percent in the first nine months of FY16. Due to the sustained effects of the recession on the housing market, the state rate on real property has remained at 12.2 cents since valuation year 2008, an unprecedented occurrence of eight consecutive years without a rate decline. As the housing market shores up, growth in new property and existing values can be expected to eventually return to more traditional growth patterns, but this interim assumes that this reversion to "normal" will not occur during the forecasting horizon.

The corporation income tax and the LLET are expected to decline over the next three quarters following five consecutive fiscal years of extraordinary growth in the income tax. Collections in both accounts are expected to decline for the remainder of FY16, as the corporation income tax is projected to fall 5.7 percent while the LLET is expected to drop by 15.1 percent. A downward revision to the forecast for U.S. profits drove the corporate income tax forecast marginally lower, as the base of the tax is profits apportioned to Kentucky. Combined with year-to-date growth of 8.1 percent, the corporation income tax is still expected to post growth for the sixth consecutive fiscal year with 2.0 percent growth.

Coal severance receipts fell slightly short of the official estimate in FY15 and have been declining further in FY16. Year-to-date receipts have fallen 29.4 percent and the projections for the final quarter of FY16 call for an additional 37.5 percent decline. Energy markets, and coal markets in particular, have become quite volatile with downside risk. The official estimate calls for receipts of $138.4 million, or a 23.2 percent decline in FY16 following an 8.7 percent drop in FY15 and a 14.3 percent plunge in FY14. With the federal regulatory changes, mine closures, and power plants going offline, a return to  the levels near the  FY12 peak ($298.3 million) is implausible regardless of the forecasting horizon.

Cigarette tax receipts declined 4.4 percent in FY14 and by 3.1 percent in FY15. The outlook for cigarette tax receipts, however, calls for a 2.3 percent increase in FY16. The first three quarters of the year showed encouraging growth of 3.1 percent. A downward trend in smoking rates is still expected, but the $1.00 per pack increase in the tax rate for Illinois and the $0.35 per pack increase in Ohio should serve to create a positive revenue impact for cigarette purchases in Kentucky. The consumption of cigarettes has steadily been trending downward, but the Ohio border impact has the potential to create a major impact in Kentucky sales as the markets transition to a new equilibrium. Total state cigarette taxes in Ohio went from $1.25 per pack to $1.60 per pack, a full $10.00 per carton higher than the Kentucky rate.

Lottery dividends are expected to grow 4.9 percent in FY16 on the basis of continued strength in scratch-off sales and a recovery in online games. Year-to-date collections through March totaled $169.3 million, so the forecast calls for acceleration in growth to occur. The FY16 estimate is $232.3 million. The decrease in fuel prices has helped the market for scratch games while a change to the Powerball rules has recently led to record jackpots and renewed interest in one of the Commonwealth's largest games.

The "Other" category contains dozens of smaller accounts, which make up the remainder of the General Fund. Insurance premiums tax, bank franchise and telecommunications tax are the three largest accounts in the "Other" category. The "Other" category of taxes is expected to rise 16.6 percent during the final quarter of FY16, primarily due to a one-time increase in abandoned property sales late in the fiscal year. Each account was re-examined after March and the proper adjustments were made to calibrate the models. "Other" collections are estimated to be $713.4 million for FY16.

Road Fund.  Road Fund revenues are forecasted to fall in the fourth quarter of FY16, which would extend the run of consecutive quarterly declines to six. The string of declines follows an expansionary period in which collections increased in 19 of the previous 20 quarters. Growth rates for the first three quarters of FY16 have been -8.3, -2.3 and -5.6 percent respectively. The decline in revenues is expected to continue over the first two quarters of FY17. Growth rates for the fourth quarter of the current fiscal year and the first six months of FY17 are forecast to be -0.4 percent and -0.5 percent, respectively. The FY16 full-year forecast is $15.6 million more than the official revenue forecast which was approved by the Consensus Forecasting Group on December 16, 2015.

Motor fuels tax collections are forecasted to fall 0.7 percent over the final quarter of FY16 as the motor fuels tax rate matches the rate in effect at the close of FY15.

Receipts in the first two quarters of FY17 are expected to increase slightly, growing 0.3 percent.   Collections in this account have fallen sharply over the past five quarters due to  a lower tax  rate  which was  caused  by a  drop  in the  average wholesale price (AWP) of gasoline. The tax rate was statutorily set at 26.0 cents per gallon beginning in the fourth quarter of FY15 and for all of FY16. The FY17 rate will remain unchanged since the AWP did not increase sufficiently to trigger an increase in the tax rate. With an unchanged tax rate, the sole source of revenue growth comes from consumption.

Motor vehicle usage tax collections are expected to increase in the fourth quarter and grow 4.1 percent before reversing the recent trend and then decline over the first two quarters of FY17. After declining in all four quarters of FY15 due to a tax law change, motor vehicle usage tax receipts have increased in each of the three quarters this fiscal year. The rates of growth have been 7.5, 24.7 and 3.8 percent, respectively.

To estimate the growth of all other components of the Road Fund, officials of the Kentucky Transportation Cabinet and staff of the Governor's Office for Economic Analysis together assessed recent growth patterns as well as administrative and statutory factors.

Motor vehicle license taxes are forecasted to decrease 9.9 percent in the final quarter of FY16, but rise 0.3 percent in the first two quarters of FY17. Motor vehicle operators' licenses are projected to grow 3.6 percent for the remainder of the fiscal year but decrease by 1.5 percent over the first six months of FY17. Weight distance tax revenue is forecast to increase in both the final quarter of the fiscal year as well as in the first half of FY16 growing 4.3 percent and 0.5 percent, respectively. Income on investment is expected to rise over the remainder of the fiscal year as well as in the first half of FY17; however, the gains are presumed to be small due to low interest rates. All other revenues should fall 27.1 percent during the last three months of FY16 and grow 0.8 percent the first two quarters of FY17.

Kentucky Economy. The Commonwealth appears poised to maintain its solid rate of personal income growth throughout the first half of FY17. Employment growth is forecast to remain positive while growing at an ever slower rate as firms raise wages in order to attract workers. The recent positive growth in Kentucky's civilian labor force is a promising sign that workers find the job market increasingly attractive. Nonetheless, there are some signs of potential slowdown that warrant attention.

Kentucky has certainly benefited from record US automobile sales over the past year and parts suppliers continue to announce new factories or expansions within the Commonwealth. However, while data through March indicate that motor vehicle and vehicle parts manufacturing employment in Kentucky are still growing, the rate of growth has slowed noticeably. Nonetheless, low gasoline prices continue to fuel the growth in US vehicle miles driven, now at record highs for Kentucky and the nation. Recent data suggest that hotel occupancy and revenue per available room will be on track to match the previous calendar year's records, boding well for Kentucky's travel and tourism industry.

Major revisions to the Bureau of Labor Statistic (BLS') benchmarks and seasonal adjustments have muddled the employment picture for the Commonwealth since the previous Quarterly Report. While the unemployment rate has risen, the data indicate the rise is attributed to the increase of Kentuckians entering the labor force, perhaps in response to higher wages or greater opportunities.  The Louisville office of the St. Louis Federal Reserve reports that two-thirds of businesses surveyed had raised wages over the prior year and the same number expected wages to increase through the fourth quarter of FY16.

As measured year-over-year, Kentuckians' personal incomes are projected to grow 4.6 percent in the final quarter, above the national personal income growth. This is fueled by wage and salary growth at 5.6 percent, a strong finish to FY16. Kentuckians' personal income growth in the first half of

FY17 relative to the same period in FY16 will remain slightly above US personal income growth, and wage and salary growth is likewise forecast to continue in solid fashion.

Low interest rates and decreases in the prices of lumber and other materials due to depressed demand abroad have been helpful for the housing market. New single- unit housing permits issued in Kentucky in February were up an eye-catching 51 percent from 2015, indicating a strong outlook for an increase in housing supply as this series is a leading indicator for construction activity and employment. The Beige Books of both the Cleveland and St. Louis branches of the Federal Reserve, which monitor economic activity in Kentucky, indicate continued growth in both commercial and residential real estate activity in the area. The MAK model projects that construction employment will grow the fastest of all the major sectors through the remainder of FY16 and into the first half of FY17.

Two indicators of concern are the Philadelphia Federal Reserve's Leading Index for
Kentucky  and  the  number  of  Kentucky  job  listings  online  as  reported  by  The Conference Board. At the time of the forecast, The Philadelphia Federal Reserve reported that Kentucky's leading index was negative for the second quarter of FY16 for the first time since 2009, suggesting slower growth than our forecast indicates. Likewise, job listings online fell to a five-month low in February, with new ads in Kentucky down 19 percent from the same month in 2015; typical of a tightening labor market. Job listings are a signal of business expectations and a leading indicator for employment growth.

Events abroad may have the potential to impact the Kentucky economy adversely as well. A recent study by the St. Louis Federal Reserve found that Kentucky exports almost four times the national average of transportation equipment. Hence, the weight of a stronger dollar as the Federal Open Market Committee signals future interest rate increases is of particular concern to manufacturing exporters. An ongoing concern is also the continued losses in mining-related jobs, which fell to its lowest level on record in January. This problem is not new; the Eastern Kentucky region has averaged a loss of 900 coal mining jobs per year since 1979.

Pension Plans

Eligible state employees participate in one of two multi-employer defined benefit plans, the Kentucky Retirement Systems and the Teachers' Retirement System of the State of Kentucky ("KTRS").  The Kentucky Retirement Systems is comprised of five retirement plans, Kentucky Employees Retirement System ("KERS") Non Hazardous, KERS Hazardous, County Employees Retirement System ("CERS") Non-Hazardous, CERS Hazardous, and State Police.  Each retirement plan is state supported, except for the CERS plans, which have been excluded from the Kentucky Retirement Systems information provided herein.  The Kentucky Retirement Systems and KTRS (collectively, the "Pension Plans") provide both pension and Other Post Employment Benefits to state employees and teachers based upon their years of service and retirement dates.  Most retirement benefits are subject of a statutory inviolable contract under which the benefits shall not, with limited exceptions, be reduced or impaired by alteration, amendment or repeal.  The Pension Plans are component units of the Commonwealth for financial reporting purposes.

Pension Funding.  Based upon the assumptions employed in the Pension Plans' June 30, 2014 actuarial valuation reports, the Kentucky Retirement Systems had a state supported pension Unfunded Actuarial Accrued Liability (the "UAAL") of $9, 853 million, while KTRS had a UAAL of $14,010 million.  The state supported portion of the Pension Plans for fiscal year ended June 30, 2014 had funding percentages of 24.5 percent for the Kentucky Retirement Systems and 53.6 percent for KTRS.  The Kentucky Retirement Systems state supported Annual Required Contribution for fiscal year ended June 30, 2014 pension benefits was $560.2 million; $318.8 million was contributed.  The KTRS state supported Annual Required Contribution for fiscal year ended June 30, 2014 was $823.4 million; $563.3 million was contributed.

Other Post Employment Benefits ("OPEB").  The Commonwealth is obligated to provide healthcare benefits to certain retired state employees and teachers.  The Pension Plans administer two multi-employer defined benefit healthcare plans (collectively, the "Health Plans") for which the Commonwealth pays a portion of the cost of the benefits of the retired employees.  As of June 30, 2014, the OPEB UAAL has been estimated to not exceed $1,662 million for the Kentucky Retirement Systems and $2,687 million for KTRS.  These estimates represent the present value of the amount of healthcare benefits under the respective Health Plans, payable over future periods and allocated by the actuarial cost method, as of June 30, 2014.  The actuarial estimates for the Kentucky Retirement Systems' OPEB liabilities decreased from the $1,731.9 million previously reported.  The actuarial estimates for KTRS decreased from the $3,108 million previously reported.

The Kentucky Retirement Systems' state supported OPEB Annual Required Contribution for fiscal year ended June 30, 2014 was $245.4 million; $204.98 million was contributed.  The KTRS state supported OPEB Annual Required Contribution for fiscal year ended June 30, 2014 was $160.6 million; $163.6 million was contributed.  The state supported portion of the OPEB for fiscal year ended June 30, 2014 had funding percentages of 41.9 percent for the Kentucky Retirement System and 18.4 percent for KTRS.

The Commonwealth's 2012-2014 biennial budget increased employer contribution rates by 39 percent in fiscal year 2013 and 35 percent in fiscal year 2014 for the Kentucky Retirement Systems' non-hazardous duty retirement system.  The increase for the State Police Retirement System is 40 percent in fiscal year 2013 and 36 percent in fiscal year 2014.  The Commonwealth's 2014-2016 biennial budget increased employer contribution rates by 64 percent in fiscal year 2015 and 45 percent in fiscal year 2016 for the Kentucky Retirement Systems' non-hazardous duty retirement system.  The increase for the State Police Retirement System is 19 percent in fiscal year 2015 and 6 percent in fiscal year 2016.

House Bill 4 is proposed legislation before the General Assembly.  The bill would authorize the Kentucky Asset Liability Commission to issue Pension Obligation Bonds (POB) in an amount not to exceed $3.3 billion for the benefit of the KTRS pension.  The bill provides that the state will phase-in over a ten year period the payment of the full Actuarial Required Contribution (ARC) through a combination of state appropriations and proceeds from the POB.  The bill passed the House of Representatives on February 23, 2015 and was received in the Senate on February 24, 2015.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

APPENDIX E

ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY AND RHODE ISLAND OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Rhode Island and Providence Plantations ("Rhode Island" or the "State"). The sources of payment for Rhode Island municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to debt offerings by the State. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Rhode Island issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

Overview

Population Characteristics.  Rhode Island experienced a population increase of 1.1% between 1999 and 2013. The U.S. Census Bureau estimated that Rhode Island's population increased by 0.1% in 2013 as compared to 2012.  The 2013 United States census estimate for Rhode Island was 1,051,511 or 1.9% less than the 1,071,504 counted in 2003.  In contrast, the total United States population is expected to experience a population increase of 8.9% between 2003 and 2013.

Personal Income and Poverty. Per capital personal income levels in Rhode Island had lagged that of the United States for the 1998 to 2000 period.  In 2001, Rhode Island per capita real personal income surpassed U.S. per capita real personal income and has remained above U.S. per capital real personal income since that time.  Rhode Island per capita personal income in 2013 was $43,850 versus U.S. per capita personal income of $41,547 (both are in terms of 2009 dollars).  In addition, Rhode Island has maintained a poverty rate below the national average.  Over the 1998-2012 period, Rhode Island's average poverty rate was 11.6% versus the U.S. average poverty rate of 13.0%.

Employment.  According to the U.S. Department of Labor Bureau of Labor Statistics, total Rhode Island nonfarm employment fell at a rate of 4.5% in 2009, 0.3% in 2010 but increased by 0.2% in 2011 and 1.1 percent in 2012 and 1.2 percent in 2013.  The average annual growth rate for Rhode Island nonfarm employment for the 1999 to 2013 period was 0.2%.

Economic Base and Performance.  Rhode Island has a diversified economic base that includes traditional manufacturing, high technology, and service industries.  A substantial portion of products produced by these and other sectors is exported.  Like most other historically industrial states, Rhode Island has seen a shift in employment from labor-intensive manufacturing industries to technology and service-based industries, particularly Education and Health Services.

Human Resources.  The Rhode Island population is well educated with 31.4% of its residents over the age of 25 having received a Bachelor's degree or a Graduate or Professional degree according to the U.S. Department of Commerce Census Bureau (American Community Survey). In addition, per pupil spending on public elementary and secondary education in Rhode Island has been significantly higher than the national average since the 1996-1997 academic year.  For 2010-2011 Rhode Island spent 43.2% more per pupil than the national average.

Economy

During its November 2015 meeting, a forecast of the U.S. and Rhode Island economies was presented by Moody's Analytics. The Rhode Island Department of Labor and Training (DLT) also presented current employment and labor force trends in Rhode Island. The conferees heard the testimony from a Senior Economist for Moody's Analytics, and the Assistant Director for DLT's Labor Market Information unit.

The Revenue Estimating Conference adopted the economic forecast, shown at the end of this section, on November 2, 2015 through a consensus process informed by the testimony provided to the conferees. The updated economic forecast made changes to the consensus outlook adopted at the May 2015 Revenue Estimating Conference. These changes can also be seen at the end of this section.

In testimony to the principals of the November 2015 Revenue Estimating Conference, Moody's Analytics noted that the state's labor market is showing positive signs as the three month moving average year-over- year percentage change in  non-farm employment growth  based on the Bureau  of Labor Statistics' household survey moved above 2.0 percent in 2015. In addition to non-farm employment growth, Moody's Analytics reported that Rhode Island personal income growth has begun to accelerate exceeding 4.0 percent growth year-over-year in FY 2015. This rate of growth was the second highest in New England trailing only Massachusetts. According to Moody's Analytics, the breadth of job creation in Rhode Island bears watching as five industry sectors had negative job growth year-over year in September 2015 while six industry sectors experienced positive job growth for the same period. This compares to the United States economy as a whole which had positive job growth in all 11 industry sectors. Based on an analysis conducted by Moody's Analytics, Rhode Island continued to underperform New England, the Northeast, and the United States as a whole in the growth in mid-wage jobs since January of 2010. Rhode Island did, however, outperform New England and the Northeast in the growth of high-wage jobs over this same time period. Finally, Moody's Analytics testified that new home sales in Rhode Island continue to lag behind existing home sales and that mortgage credit quality in the state is "a lingering sore spot" when it comes to Rhode Island's housing market.

Moody's Analytics provided the principals of the November 2015 Revenue Estimating Conference with three major risks that the U.S. economy faces and how Rhode Island would be impacted by these risks.
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The first risk is the exposure of state economies to trade with China and its major trading partners. For the U.S. as a whole, exports to China and its major trading partners as a percentage of Gross State Product (GSP) is 2.7 percent while Rhode Island's exports to China and its major trading partners is 0.9 percent of state GSP. Thus, a significant economic slump in China will have less of an impact on Rhode Island than the U.S. as a whole and Massachusetts.

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The second risk is the exposure of state economies to equity holdings of households. For the U.S. as a whole, Moody's Analytics determined that direct and indirect equity holdings measure in thousands of dollars as of December 2014 were approximately $165,000 while for Rhode Island these holdings were $167,000. Thus, faced with a sharp reduction in equity values the wealth effect on Rhode Island should be in line with the U.S. as a whole and less significant than in Connecticut and Massachusetts each of which have direct and indirect household equity holdings of more than $176,000.

•	The third risk is the exposure of state economies to a further slump in energy prices as measured by oil-related income as a percentage of total personal income. In this case, not surprisingly,

Rhode Island's exposure risk is considerably less than the U.S. as a whole based on 2014 data as Rhode Island oil-related income as a percentage of total personal income was 0.3 percent vs. 2.0 percent for the U.S. Based on this risk factor, Rhode Island's exposure was similar to that of all of the New England states.

When all three of these risk factors are combined in a weighted average with 40 percent weights on exports to China and its major trading partners and direct and indirect household equity holdings and a 20 percent weight on oil-related income as a percentage of total personal income, Rhode Island's economy is classified as at lower risk while both Connecticut and Massachusetts are classified as at near average risk.

Moody's Analytics noted that some of the conditions weighing down the housing market include increased foreclosures and the weak labor market, translating into a delayed release of pent-up household formation. A key risk to the November 2015 Consensus Economic Forecast is the growth in the housing market. Growth in the housing market is dependent on projected wage growth triggering the release of pent-up demand for household formation which, if unachieved, will make the forecast overly optimistic. On a  positive  note,  Moody's  Analytics stated that mortgage delinquency  rates are almost  back  to prerecession levels. Stringent credit conditions have resulted in improved mortgage delinquency rates and the recent spike in foreclosure inventory should not be a cause for concern as Rhode Island consumers are in a stronger financial position to borrow. Additionally, Moody's Analytics reports that factory job gains earlier in the year as well as the previously noted recent hiring in the financial services sector have kept the state's wage growth on par with the national average, an encouraging development given the uncertainty of the potential abatement in federal spending levels for defense and other grants.

While testimony from Moody's Analytics gave a broad picture of Rhode Island's economic conditions as of November 2015, the Rhode Island Department of Labor and Training (DLT) presented a detailed analysis of Rhode Island's labor market. DLT reported that the Rhode Island unemployment rate was 5.4 percent in September 2015, the latest data available at the time of the Revenue Estimating Conference. This is down from 7.2 percent in September 2014. The 5.4 percent unemployment rate for September 2015 was the lowest it has been since August 2007 when the rate was 5.3 percent. For December 2015, Rhode Island's unemployment rate fell further to 5.1 percent, a decrease from the December 2014 unemployment rate of 6.8 percent. The December 2015 unemployment rate of 5.1 percent was the lowest recorded since June 2007 when the rate was 5.0 percent.

Rhode  Island's  resident  employment  peaked  at  547,300  in  January  2007.    Rhode  Island  resident employment in September 2015 totaled 527,800, or 19,500 below the peak, but 15,500 higher than in September 2014. According to DLT, for December 2015, Rhode Island resident employment totaled 526,496, or 20,779 below the January 2007 peak.  DLT's data has December 2015 resident employment at 14,898 jobs above the reported amount of resident employment in December 2014. The DLT's data shows that resident employment has decreased by 1,587 between September 2015 and December 2015.
as
According to testimony provided by DLT at the November 2015 Revenue Estimating Conference, Rhode Island establishment employment increased over the period September 2014 to September 2015 resulting in 3,000 jobs gained.

DLT staff testified further that they expect to see revisions to the June 2015 job numbers reported by the Bureau of Labor Statistics (BLS). Using a methodology developed by the University of Massachusetts, DLT staff project that total non-farm employment for the quarter ending June 2015 will be revised upward by 1,500 jobs. It should be noted that Moody's Analytics economic forecast incorporates upward revisions to BLS data for forecast numbers, but uses current BLS total employment numbers for historical figures.  As a result, it may be the case that the growth rates contained in the forecast below will be revised downward as historical figures are revised upward.

The November 2015 Consensus Economic Forecast

While there is no official measurement and dating of recessions at the state level, employment is usually used to gauge the cyclical status of the state economy. In FY 2015, total non-farm employment increased by 1.1 percent. In FY 2016, non-farm employment is expected to increase by 1.6 percent from 474,960 in FY 2015 to 480,280 in FY 2016. Over the FY 2016 through FY 2021 period, Rhode Island's economy is expected to add 25,070 jobs.  It should be noted that growth rates in nonfarm employment indicate a positive trend from FY 2015's 1.1 percent growth to FY 2017's growth of 1.7 percent before rates of growth in nonfarm employment slow to 1.5 percent in FY 2018 and 1.1 percent in FY 2019.   The consensus economic forecast indicates a continued decline in non-farm employment growth in FY 2020 and FY 2021 of 0.5 percent and 0.2 percent respectively.

The unemployment rate is projected to decline significantly from 6.7 percent in FY 2015 to 5.2 percent in FY 2017. Rhode Island's unemployment rate is expected to continue its downward trend falling to 5.0 percent by FY 2020 before ticking up to 5.1 percent in FY 2021. Even at this lower rate in FY 2021, Rhode Island's unemployment rate will be 0.2 percentage points higher than the State's unemployment rate of 4.9 percent achieved when the economy peaked in FY 2007.

Personal income growth is expected to be 4.7 percent in FY 2016 up slightly from the 4.6 percent growth in FY 2015. The November 2015 Revenue Estimating Conference's estimates for personal income growth show a positive upward trend from FY 2014 through FY 2017 peaking at 5.2 percent growth in FY 2017. It should be noted that for FY 2016 and FY 2017, the adopted estimates for personal income growth are below the adopted estimates from the May 2015 Revenue Estimating Conference for the same period. This projection indicates that personal income growth will be stronger than what was anticipated for the FY 2018 and FY 2019 period at the May 2015 Revenue Estimating Conference. The consensus economic forecast for FY 2020 and FY 2021 personal income growth, as testified to by Moody's Analytics at the November 2015 Revenue Estimating Conference, is equal to or slightly below the consensus economic forecast adopted at the May 2015 Revenue Estimating Conference. The FY 2016 projected growth rate for personal income is down 0.3 percentage points from what was adopted at the May 2015 Revenue Estimating Conference of 5.0 percent. For FY 2017 the adopted November 2015 Revenue Estimating Conference personal income growth estimate is also 0.3 percentage points below the 5.5 percent growth rate that was adopted in May 2015. Based on the November 2015 Revenue Estimating Conference, the personal income growth rate is expected to fall to 4.8 percent in FY 2018 and remain at or above 3.1 percent throughout the remainder of the forecast period.

Similarly, the November 2015 Revenue Estimating Conference estimates for FY 2016 growth in dividends, interest and rents indicate a sharp increase from FY 2015 growth of 3.9 percent with robust growth of 10.1 percent projected to occur in FY 2017, 8.8 percent in FY 2018 and an average growth rate of 2.3 percent for the FY 2019 through FY 2021 period. November 2015 Revenue Estimating Conference adopted wage and salary income growth was higher in FY 2015 relative to the projected growth adopted in May 2015 by 1.0 percentage point. For FY 2016 and FY 2017, the November 2015 Revenue Estimating Conference growth rates for wages and salaries were revised downward by 1.4 percentage points and 0.7 percentage points respectively when compared to the forecast adopted in May 2015. Wage and salary income growth is expected to see continued improvement in FY 2016 with projected growth of 4.6 percent, an increase of 0.5 percentage points from FY 2015. The rate of growth accelerates in FY 2017 to 5.3 percent before decelerating in FY 2018, FY 2019 and FY 2020 to 5.0 percent, 4.6 percent and 3.6 percent respectively. The downward trend in wage and salary income growth continues into FY 2021 with a projected growth rate of 3.0 percent.

The U.S. rate of inflation as measured by the Consumer Price Index for all urban consumers (CPI-U) is anticipated to increase to 1.2 percent in FY 2016 from 0.7 percent in FY 2015. In FY 2017 the growth in the CPI-U doubles to 2.4 percent before increasing to 3.0 percent in both FY 2017 and FY 2018. The forecast of CPI-U growth decelerates to 2.6 percent in FY 2019 and 2.4 percent in FY 2020 and FY 2021.

For FY 2016, the interest rate on three month Treasury bills is expected to rise slightly relative to FY 2015's 0.0 percent rate.  In FY 2017, the interest rate on three month Treasury bills is expected to rise to 1.0 percent and increase again by 1.5 percentage points to approximately 2.5 percent in FY 2018. For FY 2019 and FY 2020, the interest rate on three month Treasury bills climbs to 3.2 percent and 3.3 percent respectively before stabilizing at 3.5 percent in FY 2021.  The interest rate on ten year Treasury notes is expected to increase from 2.2 percent in FY 2015 to 3.6 percent in FY 2016 and continue to rise to 4.3 in FY 2018.  The interest rate on ten year Treasury notes is anticipated to drift downward in FY 2019 to 4.2 percent and then decrease to 4.2 percent in FY 2020 and remain flat for FY 2021.

The November 2015 Consensus Economic Forecast (CEF) is generally lower in FY 2016 and FY 2017 than the May 2015 Consensus Economic Forecast with the exception of the Rhode Island unemployment rate and national level measures that are tied to inflation. Employment and income growth improves in FY 2018 through FY 2020 in the November 2015 CEF vis-à-vis the May 2015 CEF.

The May 2016 Consensus Economic Forecast

Nonfarm employment growth is expected to average 0.8 percent annually in the FY 2016 – FY 2023 forecast period, with notably stronger average growth of 1.2 percent from this fiscal year through FY 2018 (1.1 percent in FY 2016, 1.3 percent in FY 2017 and 1.2 percent in FY 2018).  Nonfarm employment growth rates gradually decline with FY 2019 at 1.0 percent before dropping to less than 1.0 percent from FY 2020 through FY 2023.  The Consensus Economic Forecast (CEF) projects the state will recover all of the jobs lost during the Great Recession in CY 2016.

Personal income growth is projected to increase in FY 2016 and FY 2017 by 4.0 percent and 3.7 percent, respectively.  Personal income growth averages 3.6 percent in the FY 2016 – FY 2023 forecast period.  The rate of wage and salary growth is expected to decrease from 4.6 percent in FY 2016 to 3.6 percent in FY 2017 and averaging the same 3.6 percent growth over the FY 2016 – FY 2023 forecast horizon.  Income derived from dividends, interest, and rent is projected to grow at 3.9 percent and 7.1 percent in FY 2016 and FY 2017, respectively and average 3.9 percent over the FY 2016 – FY 2023 forecast period.  Personal income growth's underperformance relative to wage and salary growth and dividends, interest, and rent growth is mainly due to negative growth in transfer receipts in the FY 2017 through FY 2020 period.

Several indicators were revised since the previous consensus forecast in November.  For example, the growth rate of income from dividends, interest and rent for FY 2016 was revised downward from 7.1 percent in November 2015 to 3.9 percent in May 2016.  At the same time, the forecasted FY 2016 unemployment rate was revised from 5.6 percent in the November 2015 Consensus Economic Forecast to 5.5 percent in the May 2016 CEF.  In general, the forecast remains positive, but some of the near-term anticipated growth that was projected in November 2015 has been deferred to FY 2019 and FY 2020 in the May 2016 forecast.

Positive national job trends are reflected in Rhode Island.  Rhode Island's economy entered the second quarter of 2016 with positive momentum.  After declining in January and rising only modestly in February, payroll employment rose sharply in March.  The increase of 2,700 jobs tied the recovery best, set in mid-2013 and raised annualized growth in the first quarter to 1.5 percent.  First quarter growth suggests that the state is on track to produce the nearly 9,000 jobs it did last year.  Unemployment data is also improving.  As of March 2016, the state unemployment rate is 5.4 percent, less than 0.5 of a percentage point above that of the U.S.  The gap between the Rhode Island and U.S. unemployment rates has been narrowing considerably from its peak of 2.6 percentage points at the start of 2014.  The shrinking gap, according to Moody's, is a testament to the improvement in the Rhode Island economy.

A continued feature of job growth in Rhode Island is that almost all growth has been in low wage and high wage jobs, while there has been little or no expansion in mid-wage jobs.  This stands in contrast to regional and national trends, which have shown more growth in mid-wage jobs.  It should be noted that Rhode Island's growth in high-wage jobs has been greater than for New England and the Northeast, but has been below that of the United States as a whole.  Low wage jobs are defined as those with annual wages below $38,950; mid-wage jobs are defined as those between $38,950 and $72,270; and high wage jobs are defined as those above $72,270.
Budget Procedures

The State budget of revenues and appropriations is adopted annually by the General Assembly and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State Budget Officer within the Department of Administration.  Preparation and submission of the budget is governed by both the State Constitution and the General Laws of the State, which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.

According to Article IX Section 15 of the Rhode Island Constitution and Rhode Island General Laws section 35-3-7, the Governor must present spending recommendations to the General Assembly on or before the third Thursday in January, unless extended by statute.  The budget contains a complete plan of estimated revenues and proposed expenditures, with a personnel supplement detailing the number and titles of positions of each agency and estimates of personnel costs for the current and next fiscal years.

The budget as proposed by the Governor is considered by the General Assembly.  Under State law, the General Assembly may increase, decrease, alter or strike out any items in the budget, provided that such action may not cause an excess of appropriations for expenditures over expected revenue receipts.  No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations.  The Governor may veto legislative appropriations bills.  However, the Governor does not have line-item veto authority.  The General Assembly may override any veto by a 3/5 vote of the members present and voting of each of the houses of the General Assembly.  Supplemental appropriation measures shall be submitted by the Governor to the General Assembly on or before the third Thursday in January.  Supplemental appropriations by the General Assembly must be supported by additional revenues and are subject to the Constitutional limitation on State expenditures discussed below.

The General Laws of the State provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget Officer.  Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.

The budget as submitted by the Governor is required to contain a statement of receipts and expenditures for the current fiscal year, the budget year (next fiscal year) and two prior fiscal years.  Receipt estimates for the current year and budget year are those adopted by the State Consensus Revenue Estimating Conference, as adjusted by any change to rates recommended by the Governor and/or enacted by the General Assembly.

The Consensus Revenue Estimating Conference was created in 1990 to provide the Governor and the Assembly with estimates of general revenues.  The principals of the Revenue Estimating Conference are the State Budget Officer, the House Fiscal Advisor, and the Senate Fiscal Advisor, with the chair rotating among the three.  It must meet at least twice a year (specifically November and May) but can be called at any other time by any member.  The principals must reach consensus on revenues.  In 1991 the Medical Assistance and Public Assistance Caseload Estimating Conference, similar to the Revenue Estimating Conference, was established to adopt welfare and medical assistance caseload estimates.

In addition to the preparation of the annual budget, the State Budget Officer is also authorized and directed by the General Laws: (a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system; (c) to develop long-term activity and financial programs, particularly capital improvement programs; (d) to approve or disapprove all requests for new personnel; and (e) to prepare annually a five-year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas which shall be included in the budget submitted to the General Assembly.

A budget reserve and cash stabilization account was created by statute in 1990.  In 1992, the Rhode Island Constitution was amended specifying that the reserves created could only be called upon in an emergency involving the health, safety, or welfare of the State or in the event of an unanticipated deficit caused by a shortfall in general revenue receipts.  Such reserve account was capped at 3 percent of General Fund revenues.  The reserve account was funded by limiting annual appropriations to 98 percent of estimated revenues.  When the Budget Reserve Account has reached its maximum, the excess contribution flows to the Rhode Island Capital Plan Fund.  If funds are withdrawn, the Budget Reserve Account is replenished through the funding formula provided for in the Constitution, and the general law requires that the repayment be made to the Rhode Island Capital Plan Fund in the next fiscal year.  The balance of the Budget Reserve Account at the end of FY 2014 according to the audited financial statements was $177.0 million.

In November, 2006, the voters of the State approved an amendment to the Rhode Island Constitution that has restricted, as of July 1, 2007, the use of excess funds in the Rhode Island Capital Plan Fund solely for capital projects.  Previously, the fund could be used for debt reduction, payment of debt service, and capital projects. Also, the constitutional amendment, beginning on July 1, 2012, increases the Budget Reserve Account by limiting annual appropriations to ninety-seven percent (97.0%) of estimated revenues and increasing the cap on the budget reserve account to five percent (5.0%) of estimated revenues.  During the 2007 Session of the General Assembly, a statutory schedule was enacted to provide for incremental decreases of 0.2 percent to gradually move spending from 98 percent of revenues to 97 percent of revenues.  Additionally, the Budget Reserve Account maximum balance would be gradually increased by 0.4 percent annually to gradually move from 3.0 percent to 5.0 percent of resources.

Additionally, during the 2007 Session of the General Assembly, a law was enacted which requires that revenues received in excess of the amount estimated in the enacted budget, net of reserve fund contributions, would be transferred to the State Retirement Fund upon completion of the post audit.  The Governor's recommended FY 2014 Appropriations Act included a proposal to eliminate the requirement for this transfer for FY 2012 and future years, but this change was not approved by the General Assembly.

Financial Controls

Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds in excess of appropriations, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Bureau of Audits.  Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would have an effect on State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a "fiscal note", which sets forth such effect.  Bills impacting upon State finances are forwarded to the State Budget Officer, who determines the agency, or agencies, affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note.  The Department of Revenue's Office of Municipal Finance is responsible for the preparation of fiscal notes for bills affecting cities and towns.

The Department of Administration is required by law to produce a quarterly report to be made public that incorporates actual expenditures, encumbrances, and revenues compared with the projected revenues and appropriations.  The report also contains a projection of a year-end balance.

The State Controller is required by law to administer a comprehensive accounting system that will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State treasury.  In addition to his or her other duties, the Controller is required to prepare monthly statements of receipts and quarterly statements of disbursements in comparison with estimates of revenue and allotments of appropriations.

The General Treasurer is responsible for the deposit of cash receipts, the payment of sums, as may be required from time to time and upon due authorization from the State Controller, and as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission.  Major emphasis is placed by the General Treasurer on cash management in order to insure that there is adequate cash on hand to meet the obligations of the State as they arise.

The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis.  The State treasury balance is determined daily.  In addition, the General Treasurer is the custodian of certain other funds and accounts and, in conjunction with the State Investment Commission, invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees' and Teachers' Retirement Trust Fund and the Municipal Employees' Retirement Trust Fund.  The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State's investments.

The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Services of the General Assembly.  This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller in accordance with the requirements of the Governmental Accounting Standards Board with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls.  The Auditor General also performs an audit of the State's compliance with federal program requirements pursuant to the Federal Single Audit Act.  The Auditor General also has the power, when directed by the Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.

Municipalities

There are 39 cities and towns in Rhode Island that exercise the functions of local general government. There is no county governmental structure in the State of Rhode Island. Local executive power is generally placed in a mayor, or administrator/manager form of government and legislative power is vested in either a city or town council. The State Constitution provides municipalities with the right of self-government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Except for matters that are reserved exclusively to the General Assembly, such as taxation and elections, the State Constitution restricts the power of the General Assembly on actions relating to the property, affairs and government of any city or town which has adopted a "home rule" charter, to general laws which apply to all cities and towns, but which shall not affect the form of government of any city or town. The General Assembly has the power to act in relation to a particular home rule charter city or town, provided that such legislative action shall become effective only upon approval of a majority of the voters of the affected city or town. Section 44-35-10 of the General Laws requires every city and town to adopt a balanced budget for each fiscal year.  Local governments rely principally upon general, real and tangible personal property taxes, automobile excise taxes, and state aid for provision of revenue.

Since 1985, cities and towns had been prohibited by Section 44-5-2 of the General Laws of the State from imposing a tax levy or tax rate, which increases by more than 5 ½% over the previous year's levy or rate. The statute authorized tax levy or tax rate increases of greater than 5 ½% in the event that the amount of debt service required to service present and future general obligation debt of the city or town increased at a rate greater than 5 ½%. The statute also provides for the certification by a state agency of the appropriate property tax base to be used in computations in any year when revaluation of property is being implemented. Provisions of Section 44-5-2 also included authorization to exceed the 5 ½% limitation in the event of loss of non-property tax revenue, or when an emergency situation arose and was certified by the State Auditor General. In such an emergency situation, the levy in excess of a 5 ½% increase had to be approved by a majority of the city or town governing body or electors voting at the financial town meeting. The statute was amended to clarify that nothing in the tax levy cap provisions was intended to constrain the payment of obligations of cities and towns. The power of the cities and towns to pay their general obligation bonds and notes is unlimited and each city or town is required to levy ad valorem taxes upon all the taxable property for the payment of such bonds and notes and the interest thereon, without limitation as to rate or amount.

During the 2006 session of the General Assembly, significant amendments to Section 44-5-2 of the General Laws of the State were enacted. The amendments progressively reduce the maximum property tax levy from a 5.5% increase over the prior year levy to 4.0% in the year 2013, while expanding and clarifying exemptions from the property tax cap. Limitations on the tax rate were removed. The previous property tax limitation applied a 5.5% cap on the tax rate or the levy. In those municipalities where a city or town council has final tax levy approval, a four-fifths vote would be required to exceed the applicable cap. In the case of a city or town having a financial town meeting, the majority of the electors present and voting at the town financial meeting shall also approve the excess levy. The act also capped the amount of funds requested by a school committee of a city or town at the same rate of increase as the maximum tax levy increase. The act also broadened the definition of state mandates on municipalities and restricted the flexibility of the Governor or Legislature to forego reimbursement of State mandates.

Status of Pension and OPEB Plans Administered by Municipalities

The Office of the Auditor General completed an initial review in 2007 of the fiscal health of the various locally-administered defined benefit pension plans covering Rhode Island municipal employees. Updated reviews have been completed in March 2010 and September 2011, which also includes an assessment of the status of other post-employment benefit plans offered by municipalities. Twenty-four communities have created 36 pension plans, which they administer for their employees. The State Auditor General considered 23 locally administered pension plans to be at risk, twelve were considered most at risk because the plans were significantly underfunded and annual contributions were significantly less than annual required amounts. The collective funded ratio of the plans decreased from 43%, as reported in March 2010 to 40%, as reported in the September 2011 update. Total assets collectively held by these 36 pension plans were $1.4 billion (as reported in their fiscal 2010 audit reports or more current valuations when available). The collective unfunded actuarial liability for future benefits under these locally-administered plans was approximately $2.1 billion (as of the most recent actuarial valuation referenced in their June 30, 2010 financial statements or more current valuations when available).

The Office of the Auditor General's September 2011 report further summarized the status of other postemployment benefit ("OPEB") plans administered by municipalities for their employees. The actuarial value of assets held by these plans was $27.5 million and the collective unfunded actuarial accrued liability for future benefits was nearly $3.5 billion (as of the most recent actuarial valuation referenced in their June 30, 2010 financial statements). The collective funded ratio of the locally-administered OPEB plans was less than 1%. The State Auditor General made a number of recommendations to improve the funded status of the locally administered pension and Other Post Employment Benefits (OPEB) plans.

In November 2011, the General Assembly enacted reforms to state pensions through passage of the Retirement Security Act of 2011, and provided for a Study Commission to be established to review existing legislation and pension plan administrative practices and to make recommendations for the improved security and funding of locally administered plans and other post-retirement benefit obligations of cities and towns.  The commission consists of fourteen (14) members, and began meeting on January 25, 2012.  In accordance with the act, Rhode Island municipalities with locally administered plans must submit an Actuarial Experience Study and Actuarial Valuation Study to the Commission by April 1, 2012.  Documents submitted by the municipalities are under review by the Department of Revenue and the Office of the Auditor General.  Municipalities whose pension plans are deemed to be in "critical" status (below 60% funded) must notify the plans' participants & beneficiaries, the General Assembly, the Department of Revenue, the Auditor General and the General Treasurer within 30 days following that certification.  In addition, municipalities with plans in critical status are required to submit within 180 days of sending the critical status notice to the Commission a reasonable alternative funding improvement plan to emerge from critical status.

The Commission developed guidelines to assist municipalities whose locally-administered pension plans are deemed to be in critical status and is providing support to municipalities.  All municipalities that currently have a pension plan in critical status have submitted a Funding Improvement Plan to the Commission which were all reviewed by the Commission and will be monitored on its progress by the Commission.  Currently, there are twenty-one (21) plans deemed to be in critical status, based on the most recent submitted actuarial valuations.  Please note that Central Falls does not have to submit a Funding Improvement Plan, pursuant to Sec. 45-65-4(4), which excludes certain plans from the provisions of this chapter.

The Commission also continues its work to review Other Post Employment Benefits (OPEB) for all cities and towns, as well as housing authorities, sewer, water and fire districts.

On January 9, 2015, the Commission issued its report to the Governor and the General Assembly.  According to the executive summary, 22 plans are still in critical status.  The Commission made 11 recommendations, most with broad or general consensus.  Recommendations with broad consensus include: establishing an oversight board, expanding proposed budget language in the municipal disclosure process, continued funding of the municipal incentive aid program, and continued monitoring of OPEB plans.  There was general consensus for expanding legislation requiring fiscal impact statements, requiring an annual funding notice, studying the feasibility of administering a voluntary program to invest plan assets, developing a voluntary MERs pathway and consideration of funding improvement plans for OPEB.  Recommendations to expand the criteria for oversight under the fiscal stability act and establishing a state-wide OPEB trust had less consensus among the commission members but were nevertheless recommended and included as items for further study and discussion.

State Oversight for Municipal Fiscal Stability

In June 2010, the General Assembly enacted "An Act Providing for the Financial Stability of Cities and Towns" ("Fiscal Stability Act") to provide a mechanism for the State to work with cities and towns undergoing financial distress that threatens the fiscal well-being, public safety and welfare of such cities and towns, or other cities and towns or the State, and to provide stability to the municipal credit markets for Rhode Island and its cities and towns through a predictable, stable mechanism for addressing cities and towns in financial distress.

The Fiscal Stability Act was a result of the display of fiscal weakness in several communities, culminating with the City of Central Falls filing for judicial receivership in the Rhode Island Superior Court on May 18, 2010. Under the Fiscal Stability Act, Central Falls moved from having a judicially-appointed receiver to a state appointed receiver (the "State Receiver").  The State Receiver appointed by the Director of Revenue pursuant to the Fiscal Stability Act, filed for federal bankruptcy protection on August 1, 2011, see "Central Falls Bankruptcy" below.  The State has a compelling interest in the fiscal health of Rhode Island municipalities. The Fiscal Stability Act gives the State, acting primarily through the Department of Revenue, the power to exercise varying levels of support and control depending on the circumstances. The Fiscal Stability Act repeals Chapter 45-9 relating to Budget Commissions in its entirety and creates three levels of state oversight and control. The three levels are: fiscal overseer, budget commission, and state receiver. If the director of revenue determines in consultation with the Auditor General that a city or town is facing a fiscal emergency and that circumstances do not allow for the appointment of a fiscal overseer or a budget commission, the Director of Revenue may appoint a receiver without first having appointed a fiscal overseer or budget commission.

The Fiscal Stability Act also prohibits municipalities from filing for, or being placed into, either voluntarily or involuntarily, judicial receivership and clarifies that the Superior Court has only limited jurisdiction to ratify certain actions taken prior to the enactment of the legislation upon the request of the Director of Revenue and to take such further actions as may be necessary to ensure an orderly transition. When the Director of Revenue abolishes a fiscal overseer, budget commission or receiver of a city or town as the case may be after determining in writing that the city or town's fiscal stability has improved to a level that said fiscal overseer, budget commission or a receiver is no longer needed, the city or town must create and maintain for a period of five (5) years a department of administration and finance which shall be responsible for the overall budgetary and financial administration of the city and town.  The division of municipal finance must submit a list of three (3) names to the elected chief executive officer of the city or town who must appoint one of those individuals for a period of not more than five (5) years as the officer who shall be responsible for the department of administration and finance.  The appointment and removal of said officer must be approved in writing by the Division of Municipal Finance.  The Fiscal Stability Act applied retroactively to May 15, 2010.  During the 2011, 2013 and 2014 legislative sessions, the Act was amended; those amendments are discussed below.

Bills were introduced during the 2011 session at the request of the Department of Revenue to address issues in connection with the Fiscal Stability Act that have arisen during the course of the Central Falls receivership.  Two of those bills enacted as Chapter 277 of the Public Laws of 2011 and its companion Chapter 269 of the Public Laws of 2011 as amended two section of current law (R.I. Gen. Laws Sec.45-12-1 and R.I. Gen. Laws Sec.45-12-22.4) to (i) permit a pledge of general fund revenues of cities and towns to the payment of general obligation debt and lease appropriation debt of cities and towns; (ii) make any municipal or district employee or official who intentionally violates the law personally liable to the city, town or district for amounts not expended in accordance with such appropriations and make said employee or official subject to removal; and (iii) prohibit a municipality from issuing pension and Other Post-Employment Benefits (OPEB) debt without approval of the State Auditor General and Director of the Department of Revenue.  The purpose of the bills is to enhance capital market access for cities, towns and districts.  Both bills were passed by the General Assembly and were enacted into law.  The bills took effect upon passage and apply to general obligation bonds and other financing obligations issued by cities, towns and districts including those issued prior to the date of enactment.

Two other bills, enacted as Chapter 279 of the Public Laws of 2011 and its companion Chapter 304 of the Public Laws of 2011 as amended "clean up" some provisions of the Fiscal Stability Act which was passed during the last legislative session, and (i) clarify that the receiver - as well as budget commissions - is entitled to exercise all power that elected officials may exercise under applicable laws; (ii) prohibit expenditures by elected officials in excess of appropriations and provide that any elected official who intentionally violates that provision will be personally liable for those expenditures; (iii) clarify that powers of the city or town council exercisable by resolution or ordinance will be exercised by order of the receiver; (iv) provide that the state shall indemnify fiscal overseers, budget commission members and receivers arising out of actions taken by them except in instances of malfeasance or gross negligence and provide that said individuals will not be subject to any civil liability for any actions taken or omitted in the course of performing their official duties and that they shall not be subject to prosecution or have any liability for misdemeanor violations of criminal laws for actions taken or omitted in the course of performing official duties under chapter 45-9; (v) provide that any person who violates the law or ignores a written demand made by a fiscal overseer, budget and review commission, receiver or administration and finance officer would be required to pay the reasonable attorney fees incurred to seek enforcement or compliance with the written demand; and (vi) clarify that the law would not pre-empt or restrict the powers and remedies available to a state-appointed receiver under Chapter 9 of Title 11 of the United States Code and the receiver's ability to exercise such powers and remedies on a municipality's behalf in such a federal proceeding.

During the 2013 legislative session of the Rhode Island General Assembly, two bills were passed and enacted as Chapter 347 of the Public Laws of 2013 and its companion Chapter 246 of the Public Laws of 2013 which modified the Fiscal Stability Act in those instances where there as State oversight under the Act but the municipality had not been placed in a Chapter 9 bankruptcy.  (In those instances where a municipality had been placed in a Chapter 9 bankruptcy, the law was changed in 2013 to require the State to reimburse the municipality for 50 percent of the cost of the Administration and Finance Officer.)  Under the 2013 amendments, the Act was changed in the following material ways where a municipality had been under State oversight but the municipality had not been placed in a Chapter 9 bankruptcy: (i) instead of an Administration and Finance Officer, a Finance Advisor is to be appointed for a five (5) year period upon the termination of a fiscal overseer, budget commission or receiver; (ii) the Finance Advisor is to be appointed by the Director of Revenue, and report to the Director of Revenue but is an employee of the municipality; and (iii) the Finance Advisor is responsible for monitoring the overall budgetary and finance administration and fiscal health of the municipality.  The cost of the Finance Advisor will be shared 50/50 by the State and the municipality.  The 2013 amendments to the Act do not impact the existing Administration and Finance Officer in Central Falls, except to provide that the State reimburses the municipality 50 percent of the cost for that position.

During the 2014 legislative session of the General Assembly, three bills were passed which modified the Fiscal Stability Act.  House bill H-7943 and its companion bill S-2974 provide for a member of a town or city council to be elected to serve on a budget commission. (Prior to that change, it was the town or city council president.)  House bill H-8291 Substitute A and its companion bill S-3115 provide that for a municipality where a State receiver has been abolished because of a Chapter 9 bankruptcy filing, the director of information technology and the director of human resources would not report to or be under the direction of the Administration and Finance Officer for the municipality.

Lastly, House bill H-7944 Substitute A, as amended, and its companion bill S-2778, as amended, extend the provisions of the budget commission chapter to include/cover fire districts and also provide additional financial reporting requirements for fire districts, which requirements are similar to those applicable to cities and towns.

Central Falls

In June 2011, the City of Central Falls (the "City") adopted a budget of $21.6 million.  Subsequently, the City was estimated to have a structural deficit of $6.1 million for FY 2012.  The adopted State FY 2012 budget includes no appropriation to Central Falls to enable the City to close its cumulative deficits and its estimated FY 2012 deficit.  As of June 2010, the City had approximately $79 million in unfunded pension and health insurance liabilities.  As a part of his efforts to balance the budget and resolve the deficit, the State Receiver sought major concessions from retirees and union groups, proposing to cut approximately $2.5 million from the budget through cuts to pensions and payments for retiree health care benefits, as well as other cuts.  The concessions were not achieved and as a result the State Receiver filed for federal Chapter 9 bankruptcy protection for the City of Central Falls on August 1, 2011.

On September 22, 2011, the City filed a plan of debt adjustment with the Bankruptcy Court.  The plan of debt adjustment provided for balanced budgets for Fiscal Years 2012-2016.  After September 22, 2011, the City reached new collective bargaining agreements with (1) the Central Falls Police Department, Fraternal Order of Police, Central Falls Lodge No. 2, (2) the International Association of Fire Fighters, Local 1485, AFL-CIO, and (3) the Rhode Island Council 94, American Federation of State, County and Municipal Employees AFL-CIO, Local 1627.

The City also reached a settlement with the retirees which provided for permanent cuts in their pensions of up to 55%.  The agreement required the Director of Revenue to seek legislation from the General Assembly granting a $2.6 million appropriation to be disbursed by the City over a period of five years such that the combined supplemental transition payment and the reduced retirees' pensions would result in a reduction of no more than 25% over that five year period.  The General Assembly passed 2012-H 7323 Substitute A, as amended (FY 2013 Budget Bill) and Governor Lincoln Chafee signed it into law on June 15, 2012.  Article 22 of the Budget Bill provided for the $2.6 million dollar appropriation.

In the 2014 Session of the General Assembly, H-7776 sub A and S-2332 sub A were enacted.  These bills stipulate that the "state shall annually appropriate sufficient funds to the restricted account for the city of Central Falls to supplement the city's funding for payments to Central Falls retirees in order that they continue to receive seventy-five percent (75%) of their base pension benefit as of July 31, 2011…".  Annual general revenue appropriations will be required beginning in FY 2017 in an estimated amount of $328,561.  Total projected funding through FY 2045 is estimated at $4.9 million.

One important issue in the Bankruptcy Court was whether the Central Falls School Department was a department of the City.  On March 23, 2012, the Bankruptcy Court determined that the Central Falls School District is not part of the City of Central Falls.

The above-referenced plan of debt adjustment filed with Bankruptcy Court on September 22, 2011 did not account for the subsequently-agreed upon collective bargaining agreements with the three (3) municipal unions and the settlement agreement with the retirees.  On June 15, 2012, the City filed an amended plan of debt adjustment and then, to respond to concerns expressed by the Bankruptcy Court, filed a Second Amended Plan of Debt Adjustment on July 10, 2012, a Third Amended Plan of Debt Adjustment on July 23, 2012, and a Fourth Amended Plan of Debt Adjustment on July 27, 2012.  The Fourth Amended Plan of Debt Adjustment was confirmed by the Bankruptcy Court by confirmation order entered on September 11, 2012.  Over 99% of the creditors that voted on the plan, voted to accept the plan.  Not a single creditor filed an objection to the plan.

The Fourth Amended Plan of Debt Adjustment became effective on October 25, 2012 and the City of Central Falls emerged from bankruptcy on that date.  Under the plan, the City will have court-ordered balanced budgets for Fiscal Years 2013, 2014, 2015, 2016 and 2017 and imposes a 4.0% property tax increase in each of the next five years.  Also, as a result of the agreement with the retirees, the City's five-year budget plan contains affordable pay as you go pension and retiree health insurance costs based upon the restructured plans.

Counsel for certain members of the Central Falls city council field a motion seeking to terminate the receivership.  Counsel for the state filed an objection to that motion on the grounds that the Director of Revenue was not yet able to make the required determination under the Fiscal Stability Act that the receivership was no longer necessary.  In response, the Rhode Island Superior Court (Judge Silverstein) entered an order requiring the parties to participate in mediation to attempt to resolve their differences.  A mediator was appointed and the mediation commenced on February 4, 2013.  The mediation was not successful in resolving the issues between the parties.  In April, 2013, the Director of the Department of Revenue, finding that the financial condition of Central Falls had improved to a level such that a receivership was no longer necessary, terminated the receivership effective as of that date.  After posting the position of Administration and Finance Officer and conducting interviews, the division of municipal finance recommended the names of candidates to the Mayor of Central Falls. The Mayor appointed an Administration and Finance Officer for the city in April, 2013.  The State provides 50% of the funding for this position.

East Providence

In November 2011, the Director of Revenue determined, in consultation with the Auditor General, that the City of East Providence was facing fiscal deficits and cash shortfalls of such a magnitude that the appointment of a fiscal overseer under the Fiscal Stability Act was required.

The fiscal overseer concluded that East Providence (1) was unable to present a balanced municipal budget; (2) faced a fiscal crisis that posed an imminent danger to the safety of the citizens of the City and/or their property; and (3) would not achieve fiscal stability without the assistance of a  budget commission.

In December 2011, the Director of Revenue established a budget commission under the Fiscal Stability Act thereby placing the finances of East Providence under the jurisdiction of that commission.  The Budget Commission has assumed responsibility for all budget and financial matters.  On September 9, 2013, the Director of Revenue determined that the fiscal health of the City improved to a level that the oversight of a Budget Commission was no longer needed.  The last scheduled meeting of the Budget Commission was held on September 16, 2013.  At the same time, the Director appointed a Finance Advisor for the City as required by R.I. Gen. Law Sec. 45-9-10, as amended during the 2013 legislative session.  The appointment was effective as of September 16, 2013.  The State provides 50 percent of the funding for this position.

Woonsocket

In April 2012, the Woonsocket City Council passed an ordinance requesting that the Rhode Island General Assembly pass enabling legislation to allow the City to assess and collect a supplemental tax.  While the legislation was introduced, the General Assembly did not pass the legislation.  Subsequently, in May 2012 the Mayor and City Council made a joint request to the division of Municipal Finance to establish a Budget commission for the City.  That request was approved.  On May 29, 2012, the Director of the Department of Revenue, in consultation with the Auditor General, appointed a Budget Commission pursuant to R.I. Gen. Laws 45-9-5 thereby placing the finances of Woonsocket under the jurisdiction of that commission.

The Budget Commission crafted a five year plan for the City that if adhered to, will maintain structural stability in the City.  On March 19, 2015, the Budget Commission voted to request the Director of

Revenue disband the Commission.  Subsequent to the Commission's request, the Director of Revenue approved of the Commission disbanding and appointed a Finance Advisor for the City as required by R.I. Gen. Laws Sec. 45-9-10, as amended during the 2013 legislative session.  The appointment was effective as of March 20, 2015.  The State provides 50 percent of the funding for this position.

Coventry (Anthony) Fire District

The Coventry Fire District has stated that the district has a current operating deficit, as well as a cumulative deficit from prior years.  On June 17, 2015, the voters of the district voted (i) to reject a supplemental tax increase of $600,000 and (ii) to dissolve the district by the end of the year.  The fire district board is currently assessing its legal options, and the State of Rhode Island has not intervened pursuant to the Fiscal Stability Act.

Central Coventry Fire District

During the 2014 legislative session, the General Assembly amended the Fiscal Stability Act to extend its provisions to fiscally distressed fire districts.  At the time, the Central Coventry Fire District was under judicial receivership and had been scheduled for liquidation.  Pursuant to the Fiscal Stability Act as amended, the Central Coventry Fire District is currently under the oversight of the State.  On May 6, 2014, the Director of Revenue appointed a Receiver who is working to achieve fiscal stability for the fire district.  In December 2014, the fire district filed for Chapter 9 bankruptcy.  The Receiver continues to negotiate with unions and other creditors in order to restore financial stability.  On June 1, 2015, the Receiver for the fire district notified the Court of outstanding challenges that remain in submitting a viable restructuring plan.  The next status conference with the Court was scheduled for July 22, 2015.

Local Tax Relief

In 1998, the General Assembly enacted measures designed to phase out, over a number of years, two separate components of the local property tax levy. One is the local levy on inventories. The phase out period spanned ten years and progressively eliminated 10% of the tax levy each year until it was totally phased-out as of FY 2009. Local communities were to be reimbursed for lost revenues from the inventory tax through the State's General Revenue Sharing program, which was to have increased from 1.0 percent of tax revenues in FY 1998 to 4.7 percent in FY 2009. Expanded sharing of State revenue was delayed beginning in FY 2003 and all appropriations for general revenue sharing were eliminated beginning in FY 2010. Despite the reductions in state aid, the local reduction in the levy on inventories continued on the original schedule and the tax has now been eliminated.

The other local property tax levy reduced was the local levy on motor vehicles and trailers.  This tax was to be phased out subject to annual review and appropriation by the General Assembly by providing increasing exemptions against the assessed value of all motor vehicles.  Local communities are reimbursed on the value of the exempted amounts and assumed cumulative growth in the tax rate equal to the Consumer Price Index (CPI).  Beginning in FY 2004, however, there was no longer a CPI adjustment for an assumed growth in municipal tax rates.  For FY 2008 and for FY 2009, the first $6,000 in value of a vehicle was exempted from taxation and municipalities were prohibited from applying an excise tax rate higher than the rate applied in 1998.  Municipalities were being reimbursed for the lost revenue resulting from the exemption.  Beginning in FY 2008, municipalities were being reimbursed for 98% of the tax value of the exemption.  During the 2005 Session of the General Assembly, additional video lottery terminals were authorized which were expected to yield additional lottery revenues to the State, a portion of which was to be dedicated to local governments through the Motor Vehicle Excise Tax Reimbursement Program.  In the FY 2010 supplemental budget enacted by the General Assembly, the Motor Vehicle Excise Tax Reimbursement Program was reduced by $18.1 million, approximately 13.4% of the enacted FY 2010 budget amount.  The statute was amended to require reimbursement to communities equal to 88% of the 98% current rate of reimbursement for FY 2011, the Governor proposed, in his recommended FY 2011 budget, to eliminate all state appropriations to reimburse local governments for the $6,000 exemption, and included permissive language to allow for taxation by local governments subject to the cap on property tax levy discussed above.  For FY 2011 and thereafter, the General Assembly enacted legislation that mandates a $500 exemption for which the state will reimburse municipalities an amount subject to appropriation.  The legislation further allows municipalities to provide an additional exemption; however, that additional exemption will not be subject to reimbursement.  The Assembly also removed the provision that restricted municipalities from taxing the difference in the event that the value of a vehicle is higher than the prior fiscal year.  It also allowed for rates to be lowered from the then current frozen levels.

The Assembly provided $10.0 million in FY 2011 to FY 2015 enacted budgets for the Motor Vehicle Excise Tax Reimbursement Program.  The Assembly did not provide funding for fire districts beyond FY 2010, but for FY 2011 and thereafter, it restored the authority for fire districts to levy a motor vehicle excise tax.

State Aid to Local Communities

The largest category of state aid to cities and towns is assistance programs for school operations and school construction. In addition, the State makes contributions to the Employee Retirement System of Rhode Island on behalf of local districts and charter schools, which partially relieves them of the cost of funding retirements benefits for teachers.

In June 2010, the General Assembly enacted a funding formula to guide education aid payments beginning July 1, 2011 (FY 2012). The formula redistributes current education aid spending among school districts, state operated schools, and charter schools. For school districts that receive more money under the new formula, the increase is being phased in over seven years. For school districts that receive less money under the new formula, the decrease is being phased in over ten years. The funding formula aid program disburses funding to communities on the basis of a number of factors including wealth of the community, the average daily number of students in the community's schools, and the number of children in the community's schools who are eligible for free or reduced price meals.

For FY 2016, not including aid to State-operated schools, the State appropriated $820.3 million in education aid to local school districts and charter schools through the funding formula ($848.1 million with the inclusion of the State-operated Davies Career and Technical High School, the Metropolitan Career and Technical School, and the Rhode Island School for the Deaf).

In addition to redistributing current aid levels, the formula establishes six categories of funding outside of the core formula amount.  These categories are subject to appropriations and may be ratably reduced if demand exceeds the available funding, however they are integral parts of the funding formula and are being funded under a ten-year transition plan.  Under these new categories, the state will pay for the costs of setting up and running career and technical education programs, the costs of pre-kindergarten programs, transportation for out-of-district non-public students and students in regionalized school districts, and the mount of the cost of nay special education student that is above five times the core education aid amount (meaning the cost for a non-special education student who is eligible for the free and reduced lunch program).  Existing permanent bonuses for regionalized school districts will be replaced with temporary bonuses that phase out over two years.  Lastly, the State will match funding for the Central Falls School Department from the City of Central Falls as it gradually resumes paying its required local contribution during a transition period of ten years (currently the State pays 100 percent of the local contribution for Central Falls).  The State appropriated $14.3 million for these categories in FY 2016.

There are also a handful of aid categories still being funded that pre-date the funding formula. In the FY 2016 budget, state general aid support of $6.2 million is provided for internet access, for administering the school breakfast program, for textbooks for non-public schools, for implementation of full day kindergarten, and for a payment based on the number of group home beds in each community.

In addition to reimbursement of school operations costs, State school construction aid is provided at levels ranging from 30% to 95% of the construction cost of new facilities and renovations.  Under current law, the minimum reimbursement percentage is 35% for FY 2013 and thereafter.  The level for each individual community is based upon the relationship between student enrollment and community wealth, and takes into consideration the relative weight of school debt in the particular city or town to its total debt.  The definition of reimbursable expenditures includes capital expenditures made through a capital lease or lease revenue bonds or from a municipality's capital reserve account.  In June 2011, the General Assembly enacted a moratorium on the approval of new projects with the exception of those needed for health and safety issues.  This moratorium ended on May 31, 2015.  The State appropriated $70.9 million for this category in the FY 2016 enacted budget.  In addition, the FY 2016 enacted budget includes $20.0 million from debt restructuring savings anticipated in FY 2016 and FY 2017 for a new program to be administered by the School Building Authority within the Department of Elementary and Secondary Education for direct loans and grants to school districts for repairs and renovations to school buildings.  A related program will provide approximately $2.6 million in FY 2016 to cities and towns to provide aid in the construction of libraries.

The final major category of State aid is state funding of teachers' retirement costs.  Both the employer and the employee contribute to the costs of the defined benefit plan that covers teachers throughout the state.  Effective July 1, 2012 there is a defined contribution plan, which features both employer and employee contributions.  For teachers, by Rhode Island law, the employer share is split between the State and the local school district or charter school, with the State paying 40% of the employer share and the local district or charter school paying 60%.  These payments are made directly to the Employees Retirement System of Rhode Island.  The only public school teachers who do not participate in this system are those at State-operated schools that are staffed by state employees and those at schools that are exempt from participating: namely Mayoral Academy charter schools and Metropolitan Career and Technical School.  The FY 2016 enacted budget includes $92.8 million based on projected FY 2015 expenditures.

Other local aid programs include the motor vehicle excise tax reimbursement (as discussed above), payment-in-lieu of taxes (PILOT) program and distressed communities aid program.  The Motor Vehicle Excise Tax Reimbursement Program was funded at $135.6 million in FY 2010 Enacted Budget.  However, this was reduced in the final enacted budget to $117.2 million.  For FY 2011 through FY 2016, the enacted budgets included an appropriation of $10.0 million to local governments for the Motor Vehicle Excise Tax Reimbursement and a reduction of the exemption from $6,000 to $500.

The PILOT program authorizes the General Assembly to appropriate and distribute to communities amounts not to exceed 27% of the property taxes that would have been collected on tax exempt properties.  Properties included in this program are non-profit higher educational institutions, non-profit or State-owned hospitals, veterans' residential facilities, and correctional facilities occupied by more than one hundred (100) residents.  The FY 2014 Enacted Budget included $35.1 million for this program.  The FY 2015 enacted budget includes $40.1 million for this program.  Funding by community has been adjusted to reflect changes in tax rates and values, as well as any changes to the exempted tax rolls.  Article 2 of the FY 2015 enacted budget also made changes to the distribution of appropriations under the program to allow for the issuance of the payment on July 31st or following receipt of a municipality's assessment data for the following year's fiscal payment, whichever is later.  This change went into effect as of July 1, 2015.  Furthermore, the 2014 General Assembly granted cities and towns the right to and the method by which they may: (1) tax the real and personal property of a for-profit hospital facility; and/or (2) enter into a stabilization agreement with a for-profit hospital facility.

Also, the State makes payments to communities identified as distressed based upon four different criteria.  As a result of the indices established by Rhode Island General Laws 45-13-12, the following communities will receive funds through the Distressed Communities Relief Fund in FY 2016: Central Falls, Cranston, North Providence, Pawtucket, Providence, West Warwick and Woonsocket.

Of the communities identified as distressed, Central Falls was determined to be especially distressed in FY 1991 and in FY 1993 the State assumed full responsibility for funding education in Central Falls.  Appropriations of $10.4 million are included in the FY 2013 through FY 2016 enacted budgets.

State library aid provides financial support for local public library services and for the construction and capital improvement of any free public library.  A portion of library aid is disbursed directly to local libraries, including private libraries, while other aid is disbursed to the individual cities and towns.  Appropriations of $8.8 million are included in the FY 2016 enacted budget.

Rhode Island also distributes to communities the proceeds of a statewide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies.  For FY 2016, an amount of $14.3 million was included in the budget.  Funds collected from this tax are distributed to cities and towns within the state on the basis of the ratio of the city or town population relative to the population of the state as a whole.

Also, the State distributes a 1.0 percent means and beverage tax according to the proportion of that tax collected in each community.  For FY 2016, the means and beverage tax is estimated at $24.1 million.  Similarly, the State distributes a 1.0 percent hotel tax, as well as a 25.0 percent local share of the State 5.0 percent hotel tax which, when combined, provide municipalities a 2.25 percent gross receipts tax on the rental of lodging accommodations at hotels, inns and certain bed and breakfast establishments within a municipality.  In FY 2016, an amount of $9.0 million is estimated to be distributed.

The State also provides funds through the Airport Impact Aid to cities and towns which host airports, and expects to distribute a total of $1.025 million in FY 2016.

Beginning in 1987 a variety of general State aid programs were consolidated into one general revenue sharing program which incorporated a distribution formula based upon relative population, tax effort for municipal services and personal income of each city and town.  The general revenue sharing program also incorporated additional funding to compensate municipalities for the phased loss of the inventory tax, as described above.  No funding was provided for this program in either the FY 2015 or FY 2016 budgets. This program was last funded in FY 2009 with an appropriation of $25.0 million.

In the FY 2014 Appropriations Act, the Governor proposed Article 11, known as the "Municipal Incentive Aid Act."  The purpose of this Act is to encourage municipalities to improve the sustainability of their retirement plans and to reduce unfunded liabilities.  Municipalities that comply with the requirements of this Act will receive aid under this new program.  The municipal incentive aid would be distributed to each municipality as a percentage of the municipality's population as compared to the total state population.  The General Assembly enacted an amount of $5.0 million in the FY 2014, FY 2015 and FY 2016 budgets for eligible communities.

The 2014 General Assembly also made changes to the statute governing this program.  The statute provides now that for FY 2015 and each fiscal year thereafter that municipal incentive aid is distributed to eligible municipalities under R.I. General Laws 45-13.2-6, a municipality has to implement the original recommended Funding Improvement Plan (FIP) or an amended FIP pursuant to chapter 45-65, within one month after the close of the fiscal year and have made the required funding payment in compliance with the municipality's adopted FIP(s) and the funding guidelines established by the Pension Study Commission.

Furthermore, the statute now provides that for FY 2014, and in any year thereafter that a municipality is not eligible to receive a distribution under chapter 45-13.2, the distribution that said municipality would have received had it been eligible shall be re-appropriated to the immediately following fiscal year, at which time the amount re-appropriated shall be distributed to said municipality provided that said municipality has satisfied the eligibility requirements of both the prior fiscal year and the then current fiscal year.  In the event that said municipality fails to satisfy the eligibility requirements for the prior and the then current fiscal year by the time that eligibility to receive distributions in the next fiscal year is determined, then the amount that would have been distributed to the municipality for said prior year will be distributed in the month of May among the municipalities that received a distribution in the prior fiscal year, with the share to be received by each municipality calculated in the same manner as distributions were calculated in the prior fiscal year.

The Town of Coventry did not submit a funding improvement plan (FIP) for all three of its locally-administered pension plans.  The Town was initially not eligible to receive the Incentive Aid for FY 2014 and FY 2015 because the funding improvement plan for the Coventry School Pension Plan (non-certified school employees) had not been approved by the local governing body.  The Town, working with the school department, trustees, and unions signed a memorandum of agreement with the parties which was approved by the governing body.  Since the Town reached an agreement and the Town Council accepted responsibility for this plan, the Town received the incentive aid for FY 2014 and FY 2015 in May 2015.

The Town of Johnston is also not currently eligible for incentive aid for FY 2015 because they did not fund 100 percent of tis ARC as required by the guidelines established by the Pension Study Commission.

State Budgeting Practices for Municipalities

The FY 2013 enacted budget included requirements for fiscally prudent budgeting practices for cities and towns by requiring, for example, cities and towns to provide for a Five-Year Budget Forecast and a fiscal impact statement for changes in health care benefits, pension benefits and OPEB.  This information would be submitted to the Division of Municipal Finance.

The five-year forecast to be submitted to the Division of Municipal Finance includes two scenarios: one scenario would show a baseline forecast, the other forecast would include pensions and OPEB funded at 100 percent of the Annually Required Contribution (ARC), separately for the general and unrestricted school funds.  The forecast also has to show underlying actuarial assumptions.

The fiscal impact statements to the Division of Municipal Finance has to show changes in health care benefits, pension benefits and OPEB, reflecting the impact on the unfunded liability and ARC, as well as the impact on the Five-Year Forecast.  Fiscal impact statements have to show underlying actuarial assumptions and support for underlying assumptions.

Financial data, such as quarterly reports, adopted budget surveys and the Comprehensive Annual Financial Report (CAFR) must be submitted to the Division of Municipal Finance within certain timelines as provided under the statute.  In addition, each quarterly report submitted must be signed by the chief executive officer, the chief financial officer, as well as the superintendent of the school district and the chief financial officer for the school district.  Furthermore, the report must now be submitted to the city or town council president and the school committee chair.  It is encouraged, but not required, to have the council president and school committee chair sign the report as well.  Furthermore, RI Gen. Laws Sec. 45-12-22.2 has been amended to provide that if a quarterly report projects a year-end deficit, a corrective action plan signed by the chief executive officer and chief financial officer must be submitted to both the Division of Municipal Finance and the Auditor General on or before the last day of the month succeeding the close of the fiscal quarter.  RI Gen. Laws Sec. 45-12-22.3 has been amended to require each municipality to notify both the Auditor General and the Division of Municipal Finance within 30 days if it is likely that a municipality will incur a deficit.  RI Gen. Laws Sec. 44-5-22 has been amended to require each municipality to submit their certified tax roll to the Division of Municipal Finance no later than the next succeeding August 15.  RI Gen Laws Sec. 16-2-9 has been amended to require that, in the event of a budget shortfall, a city or town must submit a corrective action plan to both the Auditor General and the Division of Municipal Finance.  Local governments would also be required to join electronic reporting and implement the Municipal Uniform Chart of Accounts (UCOA), within six months of statewide implementation.

In the 2012 legislative session, changes have been made to the quarterly reporting requirements.  In the past, quarterly reports also have to be submitted to the Division of Municipal Finance and the Auditor General.  Now the school department must submit a quarterly report certifying the status of the budget which must also be submitted to the Commissioner of Education.

Furthermore, if any of the quarterly reports project a year-end deficit, the chief financial officer of the municipality also has to submit a corrective action plan to the Commission of Education.  In the past these action plans were submitted to the Division of Municipal Finance and the Auditor General.

General Fund Revenues and Expenditures

The State draws nearly all of its revenues from a series of non-property related taxes and excises, principally the personal income tax and the sales and use tax, from federal assistance payments and grants-in aid, and from earnings and receipts from certain State-operated programs and facilities.  The State additionally devices revenue from a variety of special purpose fees and charges that must be used for specific purposes as required by State law.

Major Sources of State Revenue

Tax Revenues:  In FY 2014, 75.8 percent of all tax revenues were derived from the Rhode Island personal income tax and the sales and use tax.  These two revenue sources constituted 59.1 percent of all general revenues.

Personal Income Tax.  Until July 1, 2001, State law provided for a personal income tax on residents and non-residents (including estates and trusts) equal to the percentage of the federal income tax liability attributable to the taxpayer's Rhode Island income ("piggyback tax").  In FY 2002, the tax structure was changed to offset the tax rate and bracket changes passed by the federal government in the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA").  Rhode Island's personal income tax system now applies to Rhode Island taxable income in such a manner so as to compute the tax that would otherwise have been due under the "piggyback tax" pre-EGTRRA.  A resident's Rhode Island taxable income is the same as his or her federal taxable income, subject to specified modifications.  Current law allows the Tax Administrator to modify income tax rates as necessary when the General Assembly is not in session to adjust for federal tax law changes to ensure maintenance of the revenue based upon which appropriations are made.

A nonresident's Rhode Island taxable income is equal to the nonresident's Rhode Island income less deductions (including such taxpayer's share of the income and deductions of any partnership, trust, estate, electing small business corporation, or domestic international sales corporations).  In addition, a non-resident's Rhode Island income is subject to specified modifications that are included in computing his or her federal adjusted gross income.  Other modifications are derived from or connected with any property located or deemed to be located in the State and any income producing activity or occupation carried on in the State.

Sales and Use Tax.  The State assesses a tax on all retail sales, subject to certain exemptions, on hotel and other public accommodation rentals, and on the storage, use or other consumption of tangible personal property in the State.

Business Corporation Tax.  The business corporation tax is imposed on corporations deriving income from sources within the State or engaging in activities in the State for the purpose of profit or gain.  The tax was imposed at a rate of 9.0 percent on a corporation's Rhode Island net income. For tax years beginning on or after January 1, 2015, the tax will be imposed at a rate of 7.0 percent on a corporation's Rhode Island net income.  In addition the Rhode Island franchise tax has been repealed for tax years beginning on or after January 1, 2015.

Health Care Provider Assessment.  The State levies a health care provider assessment on residential facilities for the developmentally disabled.  The levy was set at 6.0 percent of gross revenues from 1994 until repeal of the tax in 2009, which became effective January 1, 2011.

Taxes on Public Service Corporations.  A tax ranging from 1.25 percent to 8.0 percent of gross earnings is assessed annually against any corporation enumerated in Title 44, Chapter 13 of the General Laws, incorporated under the laws of the State or doing business in Rhode Island and meeting the Public Service Corporations test.

Tax on Insurance Companies.  Each insurance company transacting business in Rhode Island must file a final return each year on or before March 1 and pay a tax of 2.0 percent of its gross premiums.  These are premiums on insurance contracts written during the preceding calendar year on Rhode Island business.  The same tax applies to an out-of-state insurance company, but the tax cannot be less than that which would be levied by the State or foreign (i.e., non-Rhode Island) jurisdiction on a similar Rhode Island insurance company or its agent doing business to the same extent in such jurisdiction.

Financial Institutions Excise Tax.  For the privilege of existing as a banking institution during any part of the year, each State bank, trust company, or loan and investment company in the State must annually pay an excise tax. This excise tax is measured as the higher of either (1) 9.0 percent of its net income of the preceding year, or (2) $2.50 per $10,000 or a fraction therof of its authorized capital stock as of the last day of the preceding calendar year.  A national bank within the State must only pay the excise tax measured by option (1) above.  The minimum tax payable is $100.  Mutual savings banks and building and loan associations are subject to the tax.

Banking Institutions Interest Bearing Deposits Tax.  The bank interest bearing deposits tax was eliminated for state and national banks beginning January 1, 1998 and thereafter.  A tax rate on deposits held by credit unions continues to apply with a rate of with a rate of 6.95 cents per each $100 of deposits for institutions with over $150 million in deposits and a rate of 6.25 cents per each $100 of deposits applying to credit unions with less than $150 million in deposits.

Estate and Transfer Tax.    Rhode Island has historically imposed a tax on the estate of decedents residing in Rhode Island at death and on the Rhode Island estate of nonresident decedents. For decedents whose death occurs after January 1, 2015, a credit of $64,000 will be applied in computing the Rhode Island estate tax.  Such credit is indexed for inflation starting for tax years on or after January 1, 2016.  However no inflation adjustment was made for the 2016 calendar year.  This credit effectively shields $1.5 million of assets from the Rhode Island estate tax.  The time period for filing a return is nine months from the date of death.

Cigarettes Tax.  The State's cigarette tax is comprised of a cigarette stamp tax, a cigarette floor stock tax, and a tax on the wholesale price of cigars, pipe tobacco, etc.  The cigarette stamp tax generates over 95 percent of the total cigarette taxes collected by the State.

Motor Fuel Tax.  The tax is due on the sale of all fuels used or suitable for use in operating internal combustion engines other than certain exceptions.  The State has pursued a long-term plan to dedicate all of the motor fuel tax receipts to transportation-related projects and operations.

Other Taxes.  In addition to the above described taxes, the State imposes various fees, taxes and excises for the sale of liquor and other alcoholic beverages, the registration of motor vehicles, the operation of pari-mutuel betting, motor carrier fuel use and the conveyance of real estate.

Departmental Receipts.  In FY 2014, 79.1 percent of all departmental receipts revenues were derived from the various licenses and fees assessed by state agencies.  Departmental receipts revenues comprised 10.7 percent of all general revenues in preliminary FY 2014.  The largest category of departmental receipts is the group defined as licenses and fees.  This category's prominence in departmental receipts is due largely to the assessment of the hospital licensing fee beginning in FY 1995.  Other significant license and fee revenues are derived from the registration of securities, motor vehicle title fees and various professional licenses.

State Indebtedness - Authorization and Debt Limits

Under the State Constitution, the General Assembly has no power to incur State debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent.  By judicial interpretation, the limitation state above has been judged to include all debts of the State for which its full faith and credit are pledged, including general obligation bonds and notes, bonds and notes guaranteed by the State, and debts or loans insured by agencies of the State, such as the Industrial-Recreational Building Authority,  However, non-binding agreements of the State to appropriate monies in aid of obligations of a State agency, such as the provisions of law governing the capital reserve funds of the Rhode Island Commerce Corporation, the Housing and Mortgage Finance Corporation, or to appropriate monies to pay rental obligations under State long-term leases, such as the State's lease agreements with the Convention Center Authority, are not subject to this limitation.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

Pension Litigation

Challenges to the 2009 and 2010 Pension Reform

A number of unions representing state employees and teachers filed a lawsuit in State court in May 2010 initially challenging and attempting to block the 2009 pension reforms enacted by the General Assembly and later amended the suit to include 2010 reforms.  The 2005 reforms were not challenged.  The State intends to vigorously contest the lawsuit.  The defendant State officials filed a Motion for Summary Judgment on the claims set forth in the Amended Complaint, which was heard on July 18, 2011.  Prior to the hearing, the parties stipulated that the only issue that would be presented to the Court during the hearing on the Motion would concern whether the statute created a contract between the state and its participants.  The parties agreed that in the event that the Court concluded that the statute did create a contract, the remaining issues of whether the contract had been impaired and whether any such impairment was legally justified would be briefed and argued at a later date.  On September 13, 2011, the Superior Court issued its decision in which it ruled that pension plan participants have a contractual right based on an implied-in-fact contract theory.  Consistent with the parties' stipulation, the Court did not decide whether that contract had been impaired or whether any such impairment was legally justified.  The defendants State officials believe the Superior Court's ruling was legally wrong.  On October 3, 2011, Defendants filed a Petition for Issuance of a Writ of Certiorari and Supporting Memorandum of Law with the Rhode Island Supreme Court.  Defendants also filed a motion through which they requested that the Supreme Court expedite its review of the Petition for Issuance of a Writ of Certiorari.  On November 22, 2011, the Supreme Court denied the petition for Writ of Certiorari.  On January 2, 2013, the Court ordered the parties to participate in mediation (the "2013-2014 Mediation").  As noted below, the 2013-2014 Mediation ended without a settlement agreement.  The Court scheduled initially the trial to begin in September 2014, and then continued it to April, 2015.  The Defendants moved for a jury trial and to consolidate the challenge to the 2009 and 2010 reform with the challenges to the 2011 reform described more fully below (except the action brought by the Rhode Island State Troopers Association).  Both motions were granted.  Other pre-trial motions were filed by the parties, and the court ruled in favor of the plaintiffs with regard to cross motions in limine regarding the burden of proof.  The parties filed motions to continue the trial until January 2016, which were denied, and the plaintiffs filed Petitions for Issuance of a Writ of Certiorari and Supporting Memorandum of Law with the Rhode Island Supreme Court on March 2, 2015, and on March 5, 2015 the full court denied the petition.  Accordingly, trial will begin on April 20, 2015.

On March 9, 2015, the court entered an order appointing former Rhode Island Supreme Court Chief Justice Frank J. Williams to serve as Master with duties, including "addressing all discovery issues, motions, and assisting the parties in narrowing and/or resolving disputed issues by agreement, subject to further approval by the Court."  On April 2, 2015, the Special Master presented an interim report to the Court stating that a settlement has been reached in five of the nine consolidated pension cases, including the challenge to the 2009 and 2010 legislation.  The Special Master reported that the proposed settlement would impact 58,901 employees.  The Court set a deadline of April 13, 2015 for the settling parties to memorialize the terms of the settlement and for the settling plaintiffs to file a Class Action Complaint for Settlement Purposes, as well as a corresponding Motion for Class Certification and for Preliminary Approval of the Settlement.  The Court granted the Motion for Class Certification and notice was given to the class of a fairness hearing, which was held on May 20, 21, 22, 26 and 27, 2015.  On June 9, 2015, the Court issued its decision confirming certification of the plaintiff and defendant classes, confirming the appointment of the plaintiff and defendant class representatives and approving of the proposed settlement as fair, reasonable and adequate.

Thereafter, the General Assembly passed legislation to carry out the settlement, which was enacted into law on June 30, 2015.  Accordingly, the Court entered final judgment on July 8, 2015 in the Class Action and in C.A. Nos. 10-2859, 12-3166, 12-3167, 12-3168, 12-3579 and KC 14-0345.

On July 7, 2015, a retiree filed a pro se appeal on the final judgment to the Rhode Island Supreme Court.  The State intends to vigorously defend the matter on appeal.  An appeal in the case does not affect the implementation of the legislation enacted to carry out the settlement.  The deadline for any further appeals of the final judgment is July 28, 2015.

The total savings from the 2009 and 2010 pension reforms is approximately $75 million annually (approximately 5% of employee eligible compensation), including State savings of $46.3 million annually and local government savings of $28.4 million annually.

Challenges to the 2011 Pension Reform

In June 2012, certain unions, active and retired state employees and associations of retired state and municipal employees who maintain they are current beneficiaries of ERSRI commenced five separate lawsuits in State court challenging the Rhode Island Retirement Security Act of 2011 ("RIRSA") enacted by the General Assembly.  The five cases are: Rhode Island Public Employees' Retirement Coalition v. Chafee, C.A. No. 12-3166; Bristol/Warren Regional School Employees, Local 581, AFSCME, Council 94 v. Chafee, C.A. No. 12-3167; Rhode Island Council 94, AFSCME, AFL-CIO, et al v. Chafee, C.A. No. 12-3168; City of Cranston Police Officers, International Brotherhool of Police Officers, Local 301, AFL, CIO v. Chafee, C.A. No. 12-3169 and Woonsocket Fire Fighters, IAFF Local 732, AFL-CIO v Chafee, C.A. No. 12-3579.  In each of the five cases, the plaintiffs alleged that RIRSA violates the Contract Clause, the Takings Clause and the Due Process Clause of the Rhode Island Constitution.  In addition, in the Rhode Island Public Employees' Retirement Coalition v. Chaffee, C.A. No. 12-3166 case, the plaintiffs also allege counts for promissory estoppel and breach of contract.

On August 17, 2012, the defendants filed a motion to dismiss the Rhode Island Public Employees' Retirement Coalition v. Chaffee case on the ground that Rhode Island's pension legislation does not create a contract with ERSRI participants and that general contract principles, such as implied contracts, cannot be used to determine whether a state statute creates a contract.  In the remaining four cases, the defendants filed motions for more definite statements in which they argued that it is not clear form the plaintiffs' pleadings what purported contract or contract(s) plaintiffs allege have been impaired.  The defendants also moved in the alternative and asked the Court to dismiss the remaining four cases if the Court concluded that the plaintiffs' purported contracts derive from Rhode Island's pension legislation.  A hearing on the defendants' motions was held in December 2012.  Defendants' motions were recently denied.

On January 2, 2013, the Court ordered the parties to participate in mediation (the "2013-2014 Mediation").  On February 14, 2014, the parties (with the exception of City of Cranston, Police Officers, International Brotherhood of Police Officers Local 301 and Cranston Fire Fighters, IAFF Local 1363) executed a Settlement Agreement in each of those cases.  Pursuant to the terms of the parties' agreement, a series of votes took place for the unions to proceed with the proposed settlement.  In addition, the settlement was conditioned on enactment of the legislation by the Rhode Island General Assembly.

As a result of the voting and pursuant to the terms of the proposed settlement, the settlement process has ended.  Under the terms of the proposed settlement, if any one of the six groups voting voted to reject the proposal, the settlement process would terminate and the litigation would continue.  Although more than seventy percent of the members eligible to vote did not reject the settlement, the smallest group, representing less than two percent of all eligible members, voted to reject the settlement.  The Court was apprised of the vote.  The 2013-2014 Mediation ended without a settlement agreement.

Meanwhile, on April 3, 2014, fifty retired state workers and public school teachers filed an additional lawsuit objecting to the class action settlement, and seeking equitable relief, including but not limited to restoration of cost of living adjustments.  Stated broadly, the plaintiffs' claims are substantively similar to those raised in the underlying litigation, Rhode Island Public Employees' Retirement Coalition v. Chaffee (C.A. No. KC 14-0345).

On May 9, 2014, after the Superior Court was informed that the mediation was unsuccessful, the Court denied each of defendants' motions for more definite statements and motions to dismiss.

The six cases proceeded through litigation and, after the Court entered an order directing certain of the plaintiffs to join the municipal entities with which they allege they have a collective bargaining agreement, Cranston Firefighters, IAFF Local 1363, AFL-CIO and the international Brotherhood of Police Officers, Local 201 (Cranston Police), which had been parties to the original lawsuits challenging RIRSA filed separate lawsuits in Rhode Island Superior Court challenging RIRSA and withdrew from the original suits.  The State intends to vigorously contest the lawsuits (C.A. Nos. 14-4343 and 14-4768).

The eight cases were consolidated with the litigation challenging the 2009 and 2010 reform.  As in the challenge to the 2009-2010 reform the parties filed motions to continue the trial until January 2016, which were denied, and the plaintiffs filed Petitions for Issuance of a Writ of Certiorari and Supporting Memorandum of Law with the Rhode Island Supreme Court, to which the Defendants joined.  A conference was held with a single justice of the Rhode Island Supreme Court on March 2, 2015, and on March 5, 2015, the full court denied the petition.

On March 9, 2015, the court entered an order appointing former Rhode Island Supreme Court Chief Justice Frank J. Williams to serve as Master with duties, including "addressing all discovery issues, motions, and assisting the parties in narrowing and/or resolving disputed issues by agreement, subject to further approval by the Court."  On April 2, 2015, the Special Master presented an interim report to the Court stating that a settlement has been reached in five of the nine consolidated pension cases, including the challenge to the 2009 and 2010 legislation.  The Special Master reported that the proposed settlement would impact 58,901 employees.  The Court set a deadline of April 13, 2015 for the settling parties to memorialize the terms of the settlement and for the settling plaintiffs to file a Class Action Complaint for Settlement Purposes, as well as a corresponding Motion for Class Certification and for Preliminary Approval of the Settlement.  The Court granted the Motion for Class Certification and notice was given to the class of a fairness hearing, which was held on May 20, 21, 22, 26 and 27, 2015.  On June 9, 2015, the Court issued its decision confirming certification of the plaintiff and defendant classes, confirming the appointment of the plaintiff and defendant class representatives and approving of the proposed settlement as fair, reasonable and adequate.

Thereafter, the General Assembly passed legislation to carry out the settlement, which was enacted into law on June 30, 2015.  Accordingly, the Court entered final judgment on July 8, 2015 in the Class Action and in C.A. Nos. 10-2859, 12-3166, 12-3167, 12-3168, 12-3579 and KC 14-0345.

On July 7, 2015, a retiree filed a pro se appeal on the final judgment to the Rhode Island Supreme Court.  The State intends to vigorously defend the matter on appeal.  An appeal in the case does not affect the implementation of the legislation enacted to carry out the settlement.  The deadline for any further appeals of the final judgment is July 28, 2015.

With respect to the three non-settling cases (C.A. Nos. 12-3169, 14-4343 and 14-4768), the Court vacated the April 20, 2015 trial date and held a status conference on July 29, 2015 to address outstanding issues including pending dispositive motions, discovery motions and a trial date for those cases.

On September 8, 2014, an additional case was commenced by the Rhode Island State Troopers Association and Rhode Island State Troopers Association ex rel. Kevin M. Grace and Ernest E. Adams in Rhode Island Superior Court challenging RIRSA.  Defendants have answered the complaint in that action.  This case has not been consolidated with the other nine cases and remains pending.

 As a result of the RIRSA legislation, the unfunded liability of $6.8 billion for state employees and teachers in the June 30, 2011 valuation for ERSRI has been reduced to $4.4 billion as reported in the June 30, 2011 valuation.  Also, the projected employer contribution has been reduced from $622 million as reported in the 2010 actual valuation report to $380 million as reported in the June 30, 2011 valuation.  The unfunded liability and projected employer contribution as reported in the June 30, 2013 actuarial valuation are approximately $4.5 billion and $411.5 million, respectively.  The unfunded liability and the projected employer contribution as reported in the June 30, 2014 actuarial valuation is approximately $4.35 billion and $408.5 million, respectively.

Other Litigation

The Retiree chapter of Council 94, AFSCME, recently filed a Complaint in Rhode Island Superior Court alleging breach of contract and unconstitutionality in connection with a change to retiree health benefits.  The case is in its early stages, but could result in a significant shift in state resources.

The State was sued by Brett Roy, who became a quadriplegic after diving into a pond at Veterans Memorial Park in Woonsocket. After the trial, a verdict was rendered for the State and two years later a motion for a new trial was granted.  During the trial, the Plaintiff asserted damages in excess of $70,000,000, including over $2,000,000 in past medical expenses and approximately $9,000,000 in future expenses.  The State has appealed the grant of the new trial and the denial of other motions and intends to continue to contest this case.

The estate of Sydney M. Jones has filed a wrongful death action against the State arising from a drowning in a closed State pond facility at the World War II Memorial Park in the City of Woonsocket.  Damages would reasonably be expected to be seven figures.  However, the State is vigorously defending any liability in this action; and, it believes that it has strong defenses in this matter.  The case is in the discovery phase.

Subsequent to the approval of a referendum in November 2012 authorizing table games at Twin River Casino, the constitutionality of that legislation is being challenged by the Narragansett Indian Tribe.  The Tribe also disputes whether the State "operates" either Twin River or Newport Grand.  The Supreme Court has recently determined that the Tribe has standing to maintain the case, and has remanded the case to the Superior Court.  The State does not believe that the Tribe's lawsuit seeking a declaratory judgment will be successful, but if the Tribe were to prevail, there could be a significant impact to the revenue derived from gaming.  The defense of the litigation itself is expected to be costly.

The Department of Children, Youth and Families has been sued by Children's Right of New York which alleges constitutional and statutory violations in its foster care programs.  Children's Rights sought substantial changes to these programs, prolonged supervision by a private, outside monitor and attorney's fees.  Similar lawsuits have been brought by this organization in other jurisdictions resulting in the award of substantial legal fees.  The State vigorously contested the allegations.  A sixteen day bench trial on the individual claims of the named Plaintiff children was held in United States District Court.  The State moved for judgment on the record at the close of the Plaintiffs case and the motion was granted.  Judgment was entered in favor of the State on April 30, 2014.  Childrens' Rights filed an appeal to the United States Court of Appeals for the First Circuit.  That Court upheld the appeal and has remanded the case to the District of Rhode Island for additional discovery and further litigation.

The Department of Children, Youth and Families was also sued by a family (Provorse v DCYF) for damages they claim because of the adoption of their daughter  They claim that DCYF knew that the child had severe disabilities and failed to tell them.  In addition to the over $2.0 million demand, there may be exposure for pre-trial interest, which is now exceeding 100 percent.

The State was sued by the U.S. Department of Justice ("USDOJ") alleging that the Department of Corrections engaged in a pattern of discriminatory hiring with respect to African-American and Hispanic applicants for correctional officer positions.  The USDOJ is seeking many millions of dollars in "back pay" and other "make-whole" relief to individuals who took and failed the correctional officer test.  The full extent of the relief has not been codified.  The State filed a motion to dismiss, which was denied by the Rhode Island US District Court.  The case is now in the discovery phase and if no settlement is reached, the case will go to trial in 2017.

APPENDIX F

ADDITIONAL INFORMATION ABOUT THE UTAH ECONOMY AND
UTAH DOUBLE- EXEMPT OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Utah ("Utah" or the "State"). The sources of payment for Utah municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statement of issuers of Utah municipal obligations, as available on the date of this Statement of Additional Information. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Utah issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Utah Economy and Outlook.

Overview

Economic growth in the state of Utah outperformed consensus expectations in 2015. In December 2014, the unemployment rate stood at 3.6 percent. Consequently, there was concern that the state's economy would not be able to supply the amount of labor required to sustain robust growth. Looking back, these concerns were unwarranted as job growth approached 4 percent during the year.

The combination of low unemployment and high employment growth rates give cause to reevaluate prevailing views. What does this mean for 2016? A healthy level of employment growth, close to the state's long-term average of 3.1 percent, is expected during the year. However, the growth of the labor force in Utah without in migration is only able to support job growth in the low 2-percent range. The reconciliation between these numbers and explanation of past growth likely comes from two                  sources. First, the labor force participation rate never fully recovered in the state following the Great Recession. In fact, the average workforce participation rate before the recession was around 72 percent, but recently has remained between 68 percent and 69 percent. Second, in-migration is adding supply to the labor force and there is some reason to believe that this population growth driver may be stronger than official data show. These two factors are expected to continue supporting strong, but moderating growth in 2016.

Even with a strong labor market in the state, similar to the national story, wage growth was less than impressive during 2015. Even with some industry specific worker shortages developing, overall wage growth for the state came in at just 2.2 percent for the year. Going forward, wage growth is expected, but will likely remain at similarly subdued levels.

Healthy growth in the labor economy will continue to underpin both consumer and business spending. During 2016, business investment is expected to increase by 6.8 percent. Meanwhile retail sales are expected to grow by 4.7 percent. Overall taxable sales are expected to increase by 5.2 percent. In addition, strong economic conditions will support the construction industry.

The total permit value of construction is expected to decrease by around 4 percent to $6.5 billion in 2016. This decline is somewhat misleading as it reflects the decline following large energy projects in 2015.

Generally speaking, commercial construction will remain at healthy levels during 2016 as developers respond to strong market fundamentals which reflect the area's economy.  Favorable economic conditions will also support household formation and the broader housing market. The total value of housing permits is expected to increase by 11 percent in 2016 and reach $4.2 billion.

Also providing a boost to the construction industry, the terminal redevelopment program at the Salt Lake City International Airport will literally pump tens of millions of dollars into the Utah economy throughout 2016. In fact, throughout the year, the average monthly amount spent on the project will reach $35 million. This roughly $1.8 billion infrastructure investment will provide a short-term economic boost and support the state's growing economy for decades to come. Furthermore it will not be funded with additional taxes, but will be paid for using cash that the airport has set aside for this purpose, bonds, passenger fees, airport usage fees and retail rents.

Generally speaking, the state of the Utah economy is strong.  2015 represented the strongest 12-month period in the last eight years for both labor market growth and construction. The state's economy gained momentum in 2015 and economic growth is expected to remain strong throughout 2016. This, of course, is barring any significant deterioration in the broader macro-economic environment.  While such risks do exist, the probability of the U.S. economy being derailed during the next 12 months remains low. Consequently, growth in the state is expected to remain strong, although it is likely to moderate somewhat.

Demographics

2015 Overview

As of July 1, 2015, the population of the State of Utah was estimated to be 2,995,919, an increase of 1.7 percent from 2014, according to the U.S. Census Bureau. This is lower than the decade high growth of 3.1 percent experienced in 2005. A total of 51,421 people were added to Utah's population, 70 percent of which was due to natural increase. Utah's population surpassed the 3 million mark in October 2015.

Components of Population Change

Annual changes in population are comprised of two components: natural increase and net migration. In 2015, Utah had 51,516 births, below the record of 55,357 set in 2008. Deaths in 2015 totaled 15,582. The resulting natural increase of 35,934 persons accounted for 69.8 percent of Utah's population growth in 2015. Annual fluctuations in natural increase may result from changes in the size, age structure, and vital rates (fertility and mortality) of the population. The total fertility rate is a child-per-woman rate based on data for the reference year. Utah's fertility rate 2.33 in 2014 fell to an historic low, although it remains the highest among states.
Net migration is the other component of population change. For a given period, net migration is in- migration minus out-migration, or the number of people moving into the state minus the number of people moving out. Net in-migration in 2015 was 15,487 people, or 30.1 percent of the total population increase.

Urban and Rural

Utah is an urban state, meaning that population is very spatially concentrated. According to the 2010 Census, the most recent data on the urban population, 2,503,595 people or 90.6 percent of Utah's population lives in an urban setting, an increase from 88.2 percent in 2000. Utah is the ninth most urban state in the nation. Salt Lake, Utah, Davis, and Weber counties, the four most populated counties, are home to 2,222,883 people or 76.6 percent of Utah's total population.

Utah's Young Population

In comparison to other states, Utah's population is younger, women tend to have more children, households on average are larger, and people tend to live longer. All of these factors lead to an age structure that is unique to Utah. According to U.S. Census Bureau data, in 2014 Utah had the highest share of total population in both the preschool and school age group in the nation at 8.6 percent and 22.2 percent, respectively. Utah had the smallest working-age population share in the nation, with 59.2 percent of Utahns between the ages of 18 and 64. This results in Utah having one of the smallest retirement-age population shares, with 10.0 percent of the total population age 65 and older; only the State of Alaska had a smaller share of retirees (9.4 percent).

A summary measure of the age structure is the dependency ratio, which is the number of non- working-age persons (younger than 18 and older than 65) per 100 persons of working-age (18 to 64). Utah's total dependency ratio for 2014 was 68.8, the highest in the nation, compared to a national dependency ratio of 60.2.

2014 County Population Estimates

Utah's counties experienced varying growth rates in 2014. Differing from the growth pattern of the 2000s, the most rapid growth rates from July 1, 2013 to July 1, 2014 occurred in counties along the Wasatch Back and in the Uintah Basin area of the state, as well as in counties adjacent to larger population centers. The fastest growing counties were Wasatch, with the highest growth rate of 4.3 percent, followed by Morgan (4.0 percent), Uintah (3.3 percent), Washington (2.9 percent), and Davis (2.1 percent) counties. Eight counties had a decrease in population from 2013 to 2014 and range from -0.2 percent in Millard to -2.6 percent in Piute. Most the counties with declining population are located in the central and southwest areas of the state.

Race and Hispanic Origin Counts

The Hispanic or Latino population in Utah increased 2.4 percent from 389,415 in 2013 to 398,760 in 2014. Utah's Hispanic population as a percent of total has continued to increase, from 4.9 percent in 1990, 9.0 percent in 2000, 13.0 percent in 2010, and 13.5 percent in 2014. In 2014, 84.6 percent of Utahns were identified as single race not Hispanic or Latino by the Census Bureau. Among those who were of a single race not Hispanic or Latino, the majority were White (79.3 percent), followed by Asian (2.3 percent), Black or African American (1.1 percent), American Indian and Alaska Native (1.0 percent), and Native Hawaiian or Other Pacific Islander (0.9 percent).

2016 Outlook

Utah will continue to experience population growth at a rate higher than most states in 2016 on account of in-migration and strong natural increase. Natural increase (births minus deaths) is anticipated to add approximately 36,000 people to Utah's population.

Employment, Wages, and Labor Force

2015 Overview

Utah's labor market performed exceptionally well in 2015, ending the year with an unemployment rate at 3.7 percent and job growth also at 3.7 percent. Such strong performance kept the state at the top of national rankings for labor market indicators throughout the year.

Despite holding the unemployment rate below 4 percent for 24 consecutive months, Utah employers were able to add jobs at a rate well over the state's long run average rate of employment growth of 3.1 percent. Sustained job growth at such a robust level given the state's reduced labor force participation rate is somewhat puzzling though. The rate at which working-age adults are employed or seeking work has not returned to its pre-recession average of 72 percent but instead has languished around 68-69 percent for over two years. Population statistics suggest that in- migration is likely the supporting anchor for this sustained job growth. Much like the national phenomenon, Utah has experienced a downward structural shift in the rate of labor force participation, primarily in the youngest segment whose proclivity for employment has diminished, likely replaced by full- time schooling. Having operated for several years with an above-average economy with lower-than-expected labor force participation indicates a possible permanent shift created by the Great Recession.

All industries contributed to the notable level of job growth in 2015 except for mining, oil, and gas, which contracted by roughly 1,100 positions compared to 2014 employment levels. Cutbacks in production resulting from a significant drop in oil prices led to the shedding of workers, evidenced by the spike in unemployment insurance claims for the industry in the early part of 2015.  Statewide the industry only represents 0.8 percent of total employment but much of that economic activity is concentrated in Duchesne and Uintah counties, where the ripple effect into many other parts of those economies has raised unemployment rates to 8.2 and 7.3 percent, respectively.

Wage growth in the state has shown improvement since the particularly low 1.0 percent growth posted in 2013. Tight labor markets are typically accompanied by rising compensation as employers bid up wages to obtain scarce workers. In 2015 it became clear that some industries with high concentrations of key occupations were feeling the pinch of worker shortages therefore increasing wage offerings, leading to 2.9 percent growth in average annual wages.

2016 Outlook

All of the components are in place for Utah to have another positive year for labor market performance. A young and diverse workforce, prepared to meet the challenges of a varied and thriving employer community, should keep Utah attractive. Still, the state has likely taxed the capacity of labor supply to meet labor demand, which is projected to bring the rate of job growth down about a half percentage point. Employment contraction in the energy industries will have played itself out in 2015 and should level out in 2016. Construction employment growth will likely accelerate with many multi-unit housing and non-residential construction projects on the roster for 2016.
The somewhat slower job growth will sufficiently meet the growth in labor force, keeping the unemployment rate on the downward trend. Wages will also grow but will face some counter pressure as the Federal Reserve reverses policy and raises interest rates slowly over the coming year.

Personal Income

2015 Overview

Utah's total personal income in 2015 was an estimated $115.9 billion, a 4.5 percent increase from $110.8 billion in 2014. Utah's estimated 2015 per capita income was $38,641, up 2.6 percent from the 2014 level of $37,664. This 2015 growth rate is slightly slower than the average annual state growth rates of 5.2 percent for total personal income and 3.7 percent for per capita income during the 2011 to 2014 period. In the last two years, Utah's growth in per capita personal income has been slightly less than that of the U.S. economy as a whole.

Total Personal Income

Total personal income (TPI) is the sum of all individual personal income in a given region. There are three components of TPI: 1) net earnings by place of work, adjusted by residence; 2) income from dividends, interest and rent (DIR); and, 3) income from transfer receipts, such as social security, welfare and pensions. The largest component of TPI is typically earnings by place of residence, which consists of the total earnings from farm and nonfarm industries including contributions for social insurance. In 2015, Utah's TPI was an estimated $115.9 billion, a 4.5 percent increase from $110.8 billion in 2014. Of Utah total personal income in 2014, 77 percent can be attributed to earnings by place of residence. Of this amount, 71 percent came from wages, 17 percent came from supplements to wages and salaries, and 12 percent came from proprietors' income.

In 2014, Utah's income from Dividends, Interest, and Rent (DIR) increased to $19.7 billion and income from transfer receipts was $15.1 billion. Utah transfer receipts comprise a much smaller portion of TPI than the national average (13.6 percent vs. 17.2 percent). Thus, Utahns rely more on wage earnings for income than their counterparts nationally. Moreover, all three subcategories of Utah total personal income have grown faster than the corresponding national measures.

In 2014, most nonfarm earnings in Utah were in the private sector: 82.8 percent of the earnings by place of residence, compared to 83.1 percent nationally. The Utah public sector accounted for 17.2 percent of nonfarm earnings, also roughly equal to the national proportion (16.9 percent). Within the Utah private sector, the manufacturing was the largest source of earnings, followed by health care and social services, and professional, scientific, and technical services, respectively. At the national level, health care accounted for the largest percentage of private sector earnings followed by professional, scientific, and technical services, and manufacturing.

In 2014, all of Utah's broad industry classifications experienced growth in earnings. Forestry and fishing, construction, retail trade, information, finance and insurance, real estate, professional and technical services, educational services, accommodation and food services, and other services all had annual earnings growth rates over 4.5 percent. The Utah public sector experienced 2.5 percent growth in earnings.

Per Capita Income

Per capita income (PCI) is a region's total personal income divided by its total population. Personal income and per capita earnings data are reported quarterly by the U.S. Bureau of Economic Analysis. Utah's estimated 2015 PCI was $38,641, up 2.6 percent from the 2014 level of $37,664. Utah's 2014 growth rate in per capita income of 3.1 percent ranked 37th among the 50 states and Washington, D.C. Since the early 1980s, Utah's PCI has averaged about 20 percent less than the national PCI. Utah's estimated 2015 PCI of $38,641 is 80.5 percent of the national PCI ($48,016). The state's PCI remains weak against the national for two reasons: 1) Utah's average wages are generally below the national average; and, 2) Utah's population is the nation's youngest. Utah's low PCI reflects the relatively larger proportion of non-wage earners in the denominator.

Personal and Per Capita Income by County

Utah's growth in PCI of 3.1 percent in 2014 represents an improvement from 2013. Only one Utah county (San Juan, -3.2 percent) showed a decline in PCI. All 28 other Utah counties experienced per capita personal income growth. Wayne and Rich counties experienced the strongest growth in 2014, with 8.8 percent and 8.0 percent growth rates, respectively. Piute, Duchesne, Iron, Juab, Garfield, Cache, Box Elder, Emery, Sevier, Carbon, Beaver, Utah, Sanpete, Weber, Salt Lake, and Washington Counties all had growth between three percent and six percent.

In 2014, Summit County had the highest estimated per capita income of $96,766, the highest in the state, which was more than two-and-a-half times the state average ($37,664). Summit and Daggett Counties were the only counties with a PCI that exceeded the national average ($48,016). San Juan County ($23,244) had the lowest per capita income, only 62 percent of the Utah average.

2016 Outlook

Utah total personal income in both 2015 and 2014 is estimated to have grown 4.5 percent. This represents a stability that matches income growth at the national level. Per capita personal income is estimated to have grown at a 2.6 percent rate in 2014, which is slower than the national PCI growth rate and is also slower than last year's Utah PCI growth rate. With the Federal Reserve beginning to raise interest rates, U.S. investment slowing, and continued slowing in the European and Chinese economies, we do not expect to see large improvements in Utah income growth in 2016; more likely is a slight deceleration in the growth for both total personal income and per capita personal income.

Gross Domestic Product by State

2014 Overview

Gross domestic product (GDP) by state details the value of final goods and services produced in a state. It is the state-level counterpart to the national GDP. Conceptually, GDP by state is gross output less intermediate inputs, and as such it measures the economic activity within the state. Real GDP controls for inflation by using "chained" dollars (a weighted average of data in successive pairs of years), which is a more meaningful measure of GDP over time. The Bureau of Economic Analysis (BEA) releases GDP data annually in June. In 2014, BEA revised state-level GDP measures for 1997 through 2012.

Nominal GDP

Utah's nominal GDP (measured in current dollars) was estimated to be $140.0 billion in 2014, up from $133.9 billion in 2013. This represents a growth rate of 4.6 percent, which ranks 13th highest in the nation. The Utah GDP growth rates of 4.6 percent, 4.8 percent, 2.6 percent, and 5.4 percent in 2014, 2013, 2012, and 2011, respectively, represent a marked improvement in the Utah economy compared to the average annual GDP growth rate of 0.7 percent between 2008 and 2010. However, the average Utah growth rate of the last three years is still significantly below the 7.4 percent annual growth rate in state GDP that prevailed between 1998 and 2007.

Real GDP

Utah's real GDP (measured in 2009 chained dollars) was $126.6 billion in 2014, up from $123.3 billion in 2013. This represents a growth rate of 2.7 percent, the 15th highest in the nation. Of Utah's production in 2014, 87 percent came from private industry led by finance, insurance, and real estate.

Industry Growth

The agriculture, natural resources, and mining industry (which accounts for 3.8% of Utah GDP) showed the strongest real GDP industry growth for the 2013 to 2014 period, growing from $3.7 billion to $4.3 billion, a 14 percent increase.  The information and financial services industries had the next highest industry growth rates of 5.5 percent and 5.2 percent, respectively. The lowest growth industries in Utah in 2014 were Government (0.5 percent) and Trade, Transportation, and Utilities (0.4 percent).

2015/2016 Outlook

Utah's current real GDP growth rate of 2.7 percent is in line with the average growth rate of 2.3 percent in the state in the last four years. This is a marked increase from the negative Utah average real GDP growth rate of -0.1 percent during 2008-2010. Utah's GDP growth has become more aligned with the national economy recently, both in terms of growth trends and industrial composition. Apart from the tremendous 2014 growth in Utah's agriculture, natural, resources, and mining, Utah's industries were relatively stable in 2014. With the Federal Reserve beginning to raise interest rates,

U.S. investment slowing, and continued slowing in the European and Chinese economies, we expect these factors to prohibit stronger growth in Utah in the coming year. Utah's strong and diversified industrial composition will continue to help our growth remain above the U.S. average, but we expect Utah growth in real GDP to be in the 2.3 percent - 2.7 percent range.

Utah Taxable Sales

2015 Overview

In 2015, Utah total taxable sales are expected to increase by four percent to an estimated $53.76 billion.  Although in nominal terms, 2015 total taxable sales are estimated at an all-time high, in real terms they are just below pre-recession highs. Growth since the Great Recession can be attributed to an improving labor market and increasing consumer confidence.

Growth in 2015 retail sales and taxable services is estimated at 5.1 percent and 4.2 percent, while business investment purchases are estimated to decline by 2.4 percent.

Retail Sales

Retail sales are a good indicator of economic activity, performing well during times of economic expansion and poorly during times of recession. Retail sales declined during recession years 2008 and 2009 but have grown in each of the six years since. In 2015, retail sales are estimated to increase by 5.1 percent to $27.53 billion, significantly better than the 2.1 percent increase estimated in US nontaxable and taxable retail sales.  Accounting for an estimated 51 percent of the total in 2015, retail sales are the largest component of total taxable sales. Growth in retail sales for the four prior years (2011 to 2014) was in the range of 5 to 7.9 percent each year. One issue of note in recent years that is impacting taxable retail sales is the growing popularity of online sales. Online or remote sales from businesses that do not have a physical presence in the state are typically not included in taxable sales.

Growth in taxable retail sales has been lessened as consumers substitute online sales for purchases that they would have made in store.

Business Investment Purchases

In 2015, business investment purchases are estimated to decline by 2.4 percent to $8.49 billion. Pockets of weakness in this sector are dragging total business purchases down. Specifically, taxable purchases in the mining and oil and gas industries are significantly down due to weak commodity prices during 2015. Business investment purchases account for approximately 15.8 percent of estimated total taxable sales in 2015. This category has historically been the most volatile of the three major components of taxable sales. Business investment purchases declined the most of any component during the recession and are the only major component of taxable sales to not reach or exceed pre-recession nominal highs by 2015.

Taxable Services

In 2015 taxable services are estimated to account for 28.7 percent of total taxable sales. Taxable services are estimated to increase by 4.2 percent in 2015 to $15.4 billion. Tourism related industries (accommodation, food services, entertainment and recreation) are currently leading the growth in taxable services. Growth since the recession has been steady with annual increases since 2011 ranging from 4.2 to 6 percent per year.

2016 Outlook

Solid growth is forecasted to continue in 2016. Total taxable sales are projected to increase 6 percent. Higher forecasted growth in total taxable sales in 2016 can be partially attributed to a forecasted rebound in business investment purchases. After a down year in 2015, 2016 business investment purchases are forecasted to increase by 6.8 percent. In 2016, retail sales are projected to grow by 4.7 percent and taxable services are projected to increase by 5.2 percent.

Forecasted growth can be attributed to healthy fundamentals. Moderately strong growth in employment, total wages, consumer expenditures, and high consumer confidence are all contributing factors to increasing taxable sales.

Forecasts are sensitive to changes in economic and political conditions. Specific conditions with the potential to impact 2016 taxable sales include but are not limited to: monetary policy decisions, commodity prices, conflict in the Middle East and other parts of the world, European debt, and economic slowdown in China. Any significant changes in these and other economic and political conditions could result in changes to employment, disposable income and consumer confidence which will in turn impact the 2016 Utah taxable sales forecasts.

Solid fundamentals have led to significant growth in recent years in taxable sales. Although risks to the projections exist, moderate growth in Utah taxable sales is expected to continue in 2016.

Tax Collections

2015 Overview

The Utah economy in FY2015 continued to exhibit solid economic growth with tax collections rising steadily. As a result, total unrestricted state revenues grew 6.1 percent in FY2015 following a 2.1 percent increase in FY2014.

With the close of FY2015, Utah has had five consecutive years of positive growth in total unrestricted revenue (from the General Fund, Education Fund, Transportation Fund and mineral lease payments) of $6,394.1 million, exceeding the February 2015 forecast (adjusted for legislation) by $66.9 million. The General Fund grew by three percent while the Education Fund and Transportation Fund increased 9.9 percent and 1.5 percent, respectively.

General Fund

Total unrestricted revenues in the General Fund grew three percent to $2,225.2 million in FY2015. The largest source, sales taxes, increased 3.5 percent in FY2015 largely due to increases in employment, personal income and consumer confidence. Growth in sales tax free revenue was restrained by growth in sales tax earmarks for transportation, water, natural resources and other purposes. Sales tax earmarks, which totaled $495.8 million, grew 9.6 percent in FY2015, up significantly from 2011 when they totaled $189.2 million. When earmarks are included, the state sales tax increased 4.8 percent in FY2015.

In addition, liquor profits jumped 8.7 percent as consumption, demographic patterns, and economic factors pushed sales up. From 2011 to 2015, liquor profits have grown in the 7 to 15 percent range. Oil and gas severance taxes dropped 21.8 percent due to falling oil production and oil and gas prices in FY2015. This trend is expected to continue with oil and gas severance tax revenue estimated to decrease 28.4 percent in FY2016.

Education Fund

Revenues in the Education Fund, the bulk of which come from individual income and corporate taxes, jumped 9.9 percent to $3,580.2 million in FY2015. FY2015 individual income taxes rose 9.3 percent compared to 1.3 percent in FY2014, however, low growth in FY2014 was partially due to income shifting as result of Federal tax changes. This caused certain (higher income) individuals to shift income into FY2013 (tax year 2012) from future years, including FY 2014, to avoid higher tax rates on capital gains and dividends. Absent this change, income tax in FY2014 would have been higher.

FY2015 gross final payments were up $108.8 million or 12.3 percent after declining 4.3% in FY2014. Withholding grew 6.8 percent to $2,569.5 million and refunds, which totaled $402.9 million, increased 1.4 percent.  Increases in withholding are due to increases in both employment and income.

Corporate tax collections jumped 19.3 percent in FY2015, exceeding the 18.8 percent growth forecast in February 2015. Mineral production withholding fell 16.1 percent from $32.4 million in FY2014 to $27.1 million in FY2015.

Transportation Fund

FY2015 Transportation Fund revenues rose 1.5 percent to $446.9 million. This follows growth of less than one percent from FY2012 to FY2014. Motor fuel taxes edged up 1.9 percent while special fuel tax revenue declined 1.6 percent.

Significant Issues

Tax collections are highly dependent on economic conditions. Consequently, forecasts of tax collections are subject to a number of economic risks. Any major disruption to local, national or global economies has the potential to negatively impact Utah tax collections. These include: economic weakness in China or Europe, political factors, monetary tightening by the Federal Reserve Bank, or labor markets weakness.

In addition, changes in legislation also have the potential to impact tax collections. One item of note is the erosion of sales tax revenue from the growth in online or "remote" sales. There is currently legislation pending in Congress that would allow states to collect sales and use tax from remote sellers with no nexus (physical presence) in the state. Utah has statute in place which that would allow sales tax to be charged on non-nexus sales if Congress were to pass this legislation.

2016 Outlook

Forecasts of economic indicators for 2016 are generally positive. Continuing growth in Utah personal income is expected to drive increases in Utah's two primary sources of revenue (sales and income taxes). The outlook for FY2016 is for a 3.4 percent increase in total unrestricted revenue. FY2016 General Fund revenues are forecasted to increase 1.9 percent led by a 3.8 percent increase in sales tax (5.2 percent when earmarks are included). The forecast for Education Fund revenues is for 4.8 percent growth with income taxes rising 5.2 percent in FY2016. Transportation Fund revenues are expected to jump eight percent in FY2016, partially due to increases in the fuel taxes as a result of House Bill 362 from the 2015 Legislature.

Conclusion

Utah tax collections have posted five consecutive years growth following the Great Recession. This can be attributed to solid economic growth during that time. The outlook for tax collections continues to be favorable for FY2016, absent any major disruptions to national or global economies.

Exports

2015 Overview

Utah's merchandise exports have grown by over 100 percent since 2005. This is the 13th highest rate of export growth in the nation. Between 2013 and 2014, however, Utah's total merchandise exports declined by 23.6 percent. Utah is currently the 28th largest exporting state in the nation, down from 26nd in 2013, but up from 31st position at the beginning of the decade. Exports from Utah supported 50,578 jobs in the state in 2014.

Utah's leading export industry continues to be primary metal products, dominated by gold. This sector accounted for approximately 34 percent of Utah's total merchandise exports in 2014, down from 52 percent in 2013. The value of primary metal exports in 2014 stood at $4.2 billion, a fall of nearly 50 percent from the previous year. As in 2013, a falling price of gold explains the entire decline in Utah's total merchandise export value.

Utah's export profile continues to diversify. Excluding gold, Utah exports grew from $7.7 billion in 2013 to $8.1 billion in 2014, a four percent increase. The second largest export category in 2013 was computers and electronics. Total exports in this sector were $2.3 billion in 2014. Its share rose to over 19 percent of Utah's total merchandise exports. Other major export categories in included: chemicals ($1 billion, 8.5 percent of total), food products ($991 million, 8.1 percent of total), and transportation equipment ($906 million, 7.4 percent of total). According to International Trade Administration data, exports from Utah supported 50,578 jobs in the state in 2014.

In addition to computers and electronics, in 2014 Utah had substantial export growth in minerals (up 114 percent to $370 million), non-metallic minerals (up 54 percent to nearly $45 million), and livestock and livestock products (up 52 percent to $10.4 million).
Hong Kong continues to be Utah's largest export destination although down considerably from last year, with exports totaling over $1.7 billion, a 68 percent decline. Hong Kong was the destination of just over 14 percent of Utah's total exports in 2014. The commodity profile of exports to Hong Kong is dominated by gold. Utah's second largest export destination was Canada ($1.4 billion, 11.5 percent of total merchandise exports). Exports to Canada were primarily in the transportation equipment, chemicals and primary metals categories. Canada was followed closely by the United Kingdom ($1.4 billion, 11.5 percent of the total, with primary metals by far the largest category), and the China ($892 million, 7.2 percent of the total). China is an important market, along with Taiwan and Singapore, for Utah's exports of computers and electronics.

Substantial growth occurred in Utah's exports to Serbia (up from negligible levels to $25.8 million), Turkey (up 121 percent to $77.4 million), and Belgium (up 90 percent to $268 million). Export diversification improved again, with the share of total exports to the top five destinations falling from 65 percent to 51 percent, and the share to the top 10 destinations falling from 81 percent to 73 percent between 2013 and 2014.

In 2014, exports to Canada rose from the previous year, by seven percent, while those to Mexico grew by a more robust 36 percent. Canada and Mexico were the second and fifth largest export markets for Utah, respectively, up from previous years, and together they accounted for fewer than 18 percent of Utah's total exports. The commodity composition of exports to both NAFTA partners is quite diverse. Major exports categories from Utah to Mexico in 2014 included transportation equipment ($245 million), minerals ($100 million), and food products ($80 million).

2016 Outlook

Fluctuations in the value of Utah's total export values are driven largely by changes in the world market price of gold. The contribution of non-gold exports will continue to grow as export markets, particularly in the Asia-Pacific region, continue to exhibit consistent growth, and as new markets are opened in both the Asia-Pacific and Europe through US free trade agreements.

Utah exports to all current US free trade agreement partners in 2014 were 29 percent of the total. In 2015, a new agreement was concluded to form the Trans- Pacific Partnership (TPP). In 2014, $4.1 billion of Utah's exports were to TPP member economies, representing 33 percent of the total. The agreement, if ratified, would help open markets for Utah's exports in 11 partner economies, including Japan, Singapore and Malaysia. Negotiations to form a free trade agreement between the US and the European Union (the Trans- Atlantic Trade and Investment Partnership or TTIP) are also continuing, and will help open important export markets in Europe in the future.

Price Inflation and Cost of Living

2015 Overview

A moderate amount of inflation – which is approximately two percent according to the Federal Reserve – is considered to be good for the economy as it generally signals that businesses are confident enough in consumer spending to raise prices. However, too much or too little inflation can cause havoc on the economy and the labor market. The best measure of inflation is the U.S. Consumer Price Index (CPI). The CPI measures price changes for a fixed basket of goods and services over time, and it is administered by the U.S. Bureau of Labor Statistics (BLS).

The U.S. CPI increased by 1.6 percent in 2014, measured on an annual average basis, compared to an increase of 1.5 percent in 2013. During the first half of 2015 the CPI decreased 0.1 percent, and from July to November it averaged an annualized increase of 0.2 percent. The largest increases in the CPI were recorded in categories such as medical care and food away from home. In contrast, the largest declines came from transportation and fuels and utilities. Compared to historical averages, oil and gasoline prices were significantly lower in 2015, which led to lower prices for many items that use fuel as an input, whether in production or transportation of goods.

Inflation for 2015 was forecast to remain below the Federal Reserve's two percent target according to several sources. The Federal Reserve forecasted 2015 inflation to range between 1.0 percent and 1.6 percent.

The Federal Reserve ended its bond-buying campaign, known as Quantitative Easing, in late 2014. Some analysts feared that Quantitative Easing would cause rapid inflation due to sustained low interest rates and an increased money supply, but inflation remained subdued. Throughout 2015 the Federal Reserve periodically assessed the strength of the economy as different economic indicators were released. The Federal Reserve indicated it would raise the federal funds rate target when the economy had sufficiently strengthened. Several analysts predicted the Federal Reserve would raise interest rates in mid-2015, which led to increasing U.S. dollar values throughout the year. However, the first federal funds rate increase was not implemented until December 2015 when the target was raised from 0 to 0.25 percent to 0.25 to 0.50 percent.

Closely related to price inflation, Regional Price Parities (RPPs) help determine cost of living and measure the differences in the price levels of goods and services across states and metropolitan areas for a given year. RPPs are expressed as a percentage of the overall national price level for each year, which is equal to 100.0. The most recent RPP data, published in 2015, contains data for 2008 – 2013.

Utah's 2013 RPP was 97.2, indicating that cost of living in Utah was slightly lower than the national average. In comparison, Utah's RPP for 2012 was 96.8. The national average increase in real personal income across all regions was 0.8 percent in 2013. This growth rate reflects the year-over-year change in nominal personal income across all regions adjusted by the change in the national personal consumption expenditures price index.

2016 Outlook

Federal Reserve officials expect inflation to rise slowly and remain below historical averages for the next few years. The median target for inflation in 2016 is 1.6 percent, down slightly from earlier estimates of 1.7 percent. The economy continues to experience growth in the housing and labor markets, which positively impact prices. Officials expect inflation to meet the two percent target by 2018. Barring any unforeseen changes in economic conditions, consumers can expect inflation to remain below two percent through 2016. Consumers in Utah should also expect cost of living to remain below the national average.

Regional/National Comparison

2014 Overview

Population and Households

Utah continues to be one of the fastest growing states in the nation. Utah ranked 33rd for total population (2,942,902) in 2014, and in 2015 the state passed the three million inhabitants mark. However, it ranked fifth for population growth from 2011-2014, with an annualized increase of 1.5 percent, significantly higher than the United States average (0.8 percent). It is also higher than the Mountain States regional average (1.3 percent), though two of Utah's neighboring states – Colorado and Nevada – flank Utah in growth, ranking fourth and sixth. Utah's growth can largely be attributed to the state's high birth rate. Utah also continues to have the largest household size in the nation (3.2 persons per household).

Gross Domestic Product

Utah's total real gross domestic product (GDP) measured $127 billion in 2014. Utah ranked ninth in the nation for annualized GDP growth between 2011 and 2014, with a rate of 2.2 percent. The United States and Mountain States regional averages were both 1.9 percent. Per capita GDP measured $43,007 in 2014. Utah's per capita GDP is 12 percent lower than the United States ($49,110); its low per capita GDP is at least partially attributable to Utah's high proportion of children.

Income and Earnings

Another measure of the health of the economy is personal income. This is a subset of GDP, which measures the amount of funds available to individuals. Utah's total personal income measured $111 billion in 2014. This results in a per capita personal income of $37,664, which places Utah as 44th in the nation. This is also related to Utah's high proportion of children

Per capita personal income is the average of the income available to individuals. A better measure for evaluating the income of a typical Utahn is median income, which lessens the impact of extreme values. Utah ranks relatively high for median household income. The state's 2012-2014 average was $62,313 – 11th highest in the nation, and highest in the Mountain States region. Utah ranks 17th in the nation for annual median household income growth, at a rate of 2.6 percent. The country on average grew one percent.

While household income measures the income of all workers within a household (regardless of relation), family income excludes single person households, measuring only the income of relatives within the same households. Accordingly, median family incomes are higher than median household incomes. Utah's 2012-2014 average median family income measured $68,222, with a national ranking of 21st. A larger proportion of Utah's households are families, which explains the decreased rankings between median household and median family incomes.

Employment and Unemployment

Nonfarm payroll jobs are generally considered an accurate employment indicator that closely reflects labor market conditions. In 2014, Utah employed approximately 1.33 million workers on nonfarm payrolls.

The annualized growth rate of employment was 3.3 percent during the period of 2012-2014, which ranks Utah as the second highest in the nation.

Between 2011 and 2014 Utah progressed from a fairly average unemployment rate to a comparatively low one. In 2014, the state unemployment rate was 3.8 percent, fourth lowest in the nation, and significantly lower than the national unemployment rate (6.2 percent).

Poverty

Utah's poverty rate in 2014 was 10.2 percent, and had the sixth lowest three-year average (10.2 percent). When comparing the change in two year average poverty rates between the years 2012-13 and 2013-14, Utah ranks as the 18th most improved state in the nation.

2015/2016 Outlook

Utah's economy is likely to remain vibrant. Population growth will continue to outpace the western states and the nation as a whole. Utah's unemployment rate is likely to remain steady as more people reenter the workforce.  Utah's labor force participation has remained relatively stable since 2011. Wages will likely need to increase in order convince enough individuals to return to the labor market and meet employer demand. As this happens, poverty rates should move downward.

Social Indicators

2015 Overview

The study of social indicators allows us to highlight and investigate noneconomic aspects of life in Utah. We review commuting patterns, digital access, crime rates, and vital rates to provide additional insights to quality of life in Utah.

Commuting

The 2014 American Community Survey showed 76 percent of working Utahns drove alone as their means of transportation to work, 11.8 percent carpooled, 2.5 percent used public transportation, 2.4 percent walked, and 5.5 percent worked at home. The mean travel time to work was 21.6 minutes, which is the 11th shortest in the nation.

Utah's transportation infrastructure has become more diverse and growing. Light rail expansion helped increase the number of passengers using public transportation. Between 2013 and 2014, the Utah Transit Authority reported total regular service increased by 4.9 percent. Light rail expansion helped contribute a 6.0 percent increase in the number of passengers using TRAX. There was a 1.2 percent increase in the number of people using vanpools and a 50.1 percent decrease in the number of people using Paratransit service. A 17.6 percent increase in the number of passengers using commuter rail service was due to the FrontRunner South expansion. After a decrease in bus service in 2013, there was a 3.7 percent increase in the number of passengers in 2014.

Utah has the third highest percentage of households with broadband internet access, 81.9 percent or 747,421 households. Data from the 2014 American Community Survey estimates that 92.3 percent of households in Utah have a computer. Of those households with a computer, 88.2 percent have a broadband internet subscription, 0.9 percent have a dial-up, and 10.9 percent have a computer without an internet subscription. Only 7.7 percent of Utah households do not have a computer.

Crime

The Federal Bureau of Investigation's Uniform Crime Reports for 2013 reported the rate of violent crime (murder and non-negligent manslaughter, forcible rape, robbery, and aggravated assault) for Utah was 209.2 per 100,000 people, the eighth lowest in the nation. This is in comparison to the national rate of 367.9 violent crimes per 100,000 people in 2013. As such, Utah continued to have a significantly lower rate of violent crime than the U.S.

Education

In 2014, the U.S. Census Bureau's American Community Survey reported 91.4 percent of Utahns age 25 years and older had at least a high school degree, ranking Utah as the 12th highest state in the nation. The national rate was 86.9 percent. Utah also ranked 16th in higher education attainment, with 31.1 percent of persons 25 years and over having obtained a bachelor's degree or higher. The national rate was 30.1 percent.

Homeownership

Homeownership rates are down since the onset of the Great Recession, with the peak occurring in 2008 at 77.6 percent. Utah's home ownership rate for the third quarter of 2015 was 66.9 percent, 23rd highest in the nation. The average rate for the nation was 63.7 percent. The states with the highest home ownership were West Virginia with a rate of 76.2 percent, Delaware at 74.4 percent, Michigan at 73.8 percent, Vermont at 72.8 percent, and South Dakota at 72.0 percent. The lowest rates of home ownership occurred in the District of Columbia with a rate of 41.6 percent, New York at 51.4 percent, California at 54.0 percent, Nevada at 56.3 percent, and Rhode Island at 59.3 percent.

Vital Rates

Utah's unique age structure affects its ranking among other states on many vital statistics. Data from the U.S. Census Bureau's 2014 estimates show 30.7 percent of Utah's population was younger than 18 years old, the highest percentage in the nation. Utah also has the second lowest percentage of the population age 65 and over (10.0 percent), behind Alaska at 9.4 percent. Moreover, Utah's median age of 30.5 is the lowest in the nation.

Preliminary data for 2014 from the National Center for Health Statistics revealed Utah's birth rate was 17.4 births per 1,000 people, which is the highest in the nation and substantially higher than the national rate of 12.5. Alaska and North Dakota both ranked second in the nation with birth rates of 15.4. New Hampshire had the lowest birth rate in the nation at 9.3.

Data from the National Center for Health Statistics showed the overall death rate in Utah was 5.5 per 1,000 people in 2012, the second lowest in the nation. The age-adjusted death rate in Utah was 7.0 per 1,000 people. Data from the American Cancer Society revealed the number of Utah deaths caused by cancer per 100,000 people was 98.5 in 2015, the lowest in the nation.

Economic Development

2015 Summary

Job Growth

2015 was a year of continued economic recovery across the United States. While gains were marginal nationally, Utah was at the forefront of sustainable growth. Utah led the nation in job growth for seven months and was second the remaining five months. November 2015 data from the Utah Department of Workforce Services shows Utah's year-over job growth rate was 3.6 percent, almost double the national rate (1.9 percent).  This corresponds to 48,400 jobs added to Utah's economy.

Quality professional jobs increased substantially in 2015. In particular, information jobs grew 7.5 percent, renewing Utah's title "Silicon Slopes." For several years Utah's IT industry has been growing jobs much faster than the national average and continued that trend in 2015.

The Economic Development Corporation of Utah and the Governor's Office of Economic Development worked together to support 39 companies who announced decisions to relocate or expand in Utah, adding 15,114 jobs to the state's economy and retaining an additional 5,115 jobs. This represents capital investments in Utah totaling nearly $925 million.

Major Projects

Notable expansions or relocations in 2015 include: Solar City with 4,000 jobs in Draper; Vivant Solar with 4,342 jobs in Lehi (plus 800 retained); Health Catalyst with 291 jobs in Salt Lake City (plus 300 retained); and Procter & Gamble with 230 jobs in Bear River City.

In addition to business growth, infrastructure projects continue to enhance opportunities. Utah's transportation infrastructure is one of the best in the country. In particular, Salt Lake City is undergoing a 10-year, $1.8 billion remodel of its international airport that is expected to contribute $3.3 billion to the state's economy.

Business Climate

Utah's young, educated workforce continues to grow, state and local governments remain fiscally responsible and stable, and the cost of doing business remains low. Utah continues to receive recognition as a leading global business destination, enjoying significant accolades from national sources like Forbes, which has ranked Utah the #1 Best State for Business five of the past six years.

Utah also ranks first on the Pollina Corporate "Top 10 Pro-Business States" and has for the past four years. Factors that contribute to this ranking include a stable regulatory environment, low unemployment, ease of starting a business, low operation costs, a well- educated workforce, and high quality of life.

Trends

According to GOED, Utah's strategic industry clusters employed 193,155 Utahns in 2015, up from 187,281 in 2014, demonstrating 3.1 percent growth. Utah's industry clusters include: aerospace and defense, energy and natural resources, financial services, life sciences, outdoor products, and software development / information technology.

Utah-based companies raised $840.9 million from private investors in 2014, crushing the previous record of $565.5 million in 2000. 2015 continued that trend, with such investment deals as Health Catalyst ($70 million), InsideSales ($60 million), and Instructure ($40 million). Based on the PwC/NVCA MoneyTree tool, Utah will likely end 2015 with over $700 million in funding.

2016 Outlook

2016 is expected to show continued growth. Because of Utah's diverse mix of industries, the state economy is expected to mirror trends in the national economy with the exceptions of construction, durable manufacturing, retail, and finance representing a slightly heavier footprint in Utah than in the national landscape.

Utah's potential for continued growth is sustainable given that Utah has the third most diverse economy in the nation. Utah continues to attract organizations from across the country and globe, a trend which is expected to continue in 2016.

Public Education

2015-2016 Overview

Enrollment:  In fall 2015, there were 633,896 students in Utah's public education system, an increase of 11,714 students (1.9 percent) over 2014.  There were 48,366 kindergarten students, a decrease of 533 students over the previous fall 2014 (48,899) or -1.09 percent.

Although Utah's student population is primarily white (75.5 percent), it is becoming more diverse. In fall 2015, 16.5 percent of Utah's student body was Hispanic or Latino, 1.7 percent was Asian, 1.6 percent was Pacific Islander, 1.1 percent was American Indian and Alaska Native, 1.4 percent was African American or Black, and the remaining students identified with multiple ethnicities.

In 2015, there were 104 operating charter schools in Utah. Charter schools operate independently of school districts, but receive public funds and must adhere to federal and state laws in using those funds for operations.  Charter schools are currently educating 67,509 students, about 10.6 percent of all Utah students in public schools.

Finances:  In fiscal year 2012, the most recent year for which National Center of Education Statistics data is available by state, Utah's current expenditure per pupil was $6,650, the nation's lowest. However, some consider the measure of current expenditure as a percent of total personal income a better measure of Utah's effort to fund public education. In this measure, Utah ranks 32nd nationally, at 3.7 percent.  Utah's per pupil expenditures for fiscal year 2015 was $6,817.

In the 2015 general session, the legislature appropriated funds for an increase of $120 (four percent) in the regular Weighted Pupil Unit (WPU) value, increasing it from $2,972 to $3,092 in fiscal year 2016. The cost of the Basic School Program is projected to be $2,533,103,800, which is funded by $380,172,300 (15.01 percent) from a statewide uniform property tax rate (the basic levy) and $2,152,931,500 (84.99 percent) in state income tax revenues.

Of the $380 million generated from the basic levy, $75 million was due to legislation passed in the 2015 session. These funds were distributed to school districts through the property tax guarantee programs. These additional resources will greatly help Utah students and will help bring Utah's per-pupil expenditures closer to the national average in 2016.

Achievement:  In 2015, Utah ranked 39th in the nation with an ACT Average Composite Score of 20.2. Utah is one of only 13 states in the nation where 100 percent of high school graduates are tested.
Statewide, the class of 2015 graduation rate was 83 percent, a two percent increase from the prior year graduation rate of 81 percent.

In 2015, Utah's pupil-teacher ratio was 22.0, which is a slight decrease from 22.2 in 2014.

A total of 28,551 Utah students earned 198,163 hours of college credit in 2015 through Utah's concurrent enrollment program. This represents a six percent increase in students over 2014 and 95 percent of them are passing their college courses.

A total of 25,035 Utah students took 39,247 AP exams in 2015 with a 67 percent pass rate, meaning the scores were good enough to earn college credit. Nationally, the pass rate was only 57 percent.

Utah has 13 schools involved in the International Baccalaureate (IB) program including nine that offer IB diplomas.

118 Utah schools – or about 11 percent of all Utah schools – offer dual immersion programs in French (14), German (2), Mandarin Chinese (33), Portuguese (6), and Spanish (63).

2016-2017 Outlook

Enrollment: Growth in student enrollment is expected for several years, as Utah continues to experience net in-migration, the nation's highest birth rate, and the nation's highest fertility rate. Total enrollment in the public education system in Utah in fall of 2016 is forecasted to increase by 9,729 students (1.5 percent) to 643,625. Projected cost to fund growth in students in the basic program is $57.5 million.

For the past three school years, the incoming kindergarten class was smaller than the previous years. This corresponds to a declining number of total births five years prior.  Based on births, the trend of declining kindergarten size is expected to continue until at least the 2019-20 school year.

Charter school enrollment in Utah has increased by approximately 10.1 percent per year, on average, over the last four years. It is forecasted that enrollment in charter schools in Utah will grow by 10.6 percent in the fall of 2016.

Higher Education

2015 Overview

The Utah System of Higher Education (USHE) consists of eight public colleges and universities governed by the Utah State Board of Regents, and on an institutional level by Boards of Trustees. The eight institutions allow students to choose where they wish to study, from research and regional universities to comprehensive community colleges, based on their individual learning styles, needs, expectations, and circumstances.

A College Degree is More Important than Ever

New national reports and local data continue to reinforce the importance of a college education in today's post-recession economy. In fact, the demand and payoff of a college credential is greater than ever.

•	In May 2014, the Federal Reserve Board published findings that a college degree earns an individual $830,000 more over a lifetime than someone with only a high school diploma.
•
In February 2014, the American Communities Survey reported college graduates are three times less likely to be unemployed and four times less likely to live in poverty as those with only a high school diploma.

Additionally, this study shows that individuals who have parents and/or siblings who completed a postsecondary degree or certificate are significantly more likely to earn these types of credentials themselves.

USHE Plays a Key Role in Supporting the State's Workforce

Utah's higher education institutions are critical to the state's talent pipeline. USHE is the largest provider of certifications and degrees to Utah's workforce:

•	Eight out of ten Utah high school students who enroll in college, enroll in a USHE institution
•	USHE awarded 32,797 degrees and certificates last year (2014-15)
•	USHE enrolled 170,770 students in Fall 2015 (120,460 FTE)
•	USHE employs over 34,000 employees (less than 50 percent funded by state tax dollars)

When comparing the most popular college degrees from USHE institutions with the top "5-Star" occupations that require a college degree, as defined by the Department of Workforce Services, there is a strong correlation between degrees and occupations.

Utah Higher Education is one of the Best Deals in the Country

•	2nd in number of degrees awarded per $100,000 spent (NCHEMS Information Center)
•	Ranked the "Best State for Student Debt" (WalletHub.com)
•	3rd lowest tuition rates in the country for four- year public institutions (College Board)
•	Lowest student debt in the nation (Project on Student Debt)

About the Utah System of Higher Education

The University of Utah is the state's flagship university, serving as a premier research institution enhancing the state's reputation for quality in higher education instruction, research and innovation, especially at the graduate level. The University of Utah serves as a major research institution that contributes to the economic base of Utah through innovation, technology transfer and commercialization. The U of U reaches out to its diverse student body and to the larger community with top-rated academic departments, extensive service-learning opportunities, wide-ranging cultural offerings, innovative medical programs and membership in the expanded PAC-12 Conference.

Utah State University serves as the state's land-grant institution as a leader in providing research, public service and education to meet needs in all areas of Utah. In addition to its extension services, USU also plays a vital role in providing access to higher education opportunities through its regional campuses throughout the state.

Weber State University is a regional state university serving as an educational, cultural and economic center for its region.  As a leader in undergraduate education, WSU offers associate's, bachelor's, and selected master's degrees in a variety of arts, sciences, technical and professional fields. WSU provides excellent educational experiences for its students through extensive personal contact among faculty, staff and students in and out of the classroom.

Southern Utah University is the state's designated arts and sciences university. It provides a broad-based, engaged college experience for students of high academic achievement, stressing experiential, integrative and personalized learning in a residential setting. SUU serves the entire State of Utah while maintaining varied programs to meet unique regional needs and concerns.

Snow College is a residential two–year college providing the opportunity for a higher education experience in a small and personalized residential campus setting. In addition to providing general education courses, the college provides career and technical education. Snow offers a broad range of general/liberal education and vocational/technical programs leading to Associate of Arts, Science, or Applied Science degrees in addition to numerous specialized, short-term vocational training certificates and diplomas.

Dixie State University is an open access regional state university with a mission of providing general and liberal education as well as applied technology programs. Students may earn Associate of Arts, Science or Applied Science degrees, certificates and Baccalaureate degrees. DSU is also dedicated to serving its student community with small class sizes, passionate faculty and staff members who are striving to make the student experience memorable.

Utah Valley University is a teaching institution dedicated to student success through certificates and diplomas—from a wide array of associate degrees to a broad selection of baccalaureate degrees and a targeted number of master's degrees. UVU is regarded by the Carnegie Foundation as a "community engaged" institution committed to preparing students for professional life through "engaged learning" and participation in serving the needs of the local community.

Salt Lake Community College is Utah's largest and most diverse institution of higher education as an open access, comprehensive community college. Offering a full range of academic programs and economic development opportunities, SLCC specializes in career and technical education as well as general education for transfer to four-year institutions.

All of the institutions within the Utah System of Higher Education are committed to providing challenging and useful instruction and a well-rounded student experience that includes cultural and athletic activities, counseling and career services, as well as wellness programs. USHE offers various programs of study to fit the needs of any prospective student, from one-year certificates to four-year degrees and beyond. Higher education represents an investment in the future of students, families and communities, and is essential to the future economic prosperity of the state.

2016 Outlook

Improving College Preparation

In recent years, USHE has implemented some key strategies to improve preparation and access for college. There is still tremendous work and resources required, especially to reach low-income and underserved populations. However, some key programs continue to make inroads:

•	Concurrent Enrollment – 28,551 high school juniors and seniors earned college credit in
2014-15, saving the equivalent of $32.5 million in tuition they would have paid as traditional college students.

•	Regents' Scholarship - Statewide college prep scholarship, with over 50 percent average year-over-year growth since 2008 inception

•	Utah Scholars - College prep message delivered via volunteers from business in classrooms to over 32,000 eighth graders in 16 school districts

•	Counselor Conference – Over 750 school counselors gathered to receive key college prep updates from higher-ed experts

•	College Application Week - Events giving 20,000 high school seniors in 84 high schools (25 districts) the opportunity to apply for college in November 2015

•	Financial Aid Nights - 24 regional events for students and parents to get current information on the various ways to pay for college

•	High School Math Recommendations – Board of Regents formally adopted high school math course recommendations for college readiness, including four years of math during high school

Improving College Completions

Approximately half of USHE students eventually complete a degree or certificate. We need to do better. In 2013, the Board approved specific strategies focused on improving student completion rates. This is a multi-year strategy structured to build on existing best practices at USHE institutions as well as instill long-term changes to improve a college students' likelihood of succeeding in what they endeavored to complete when starting college. The primary high points of this strategy are listed below.
In January 2015, each USHE institution set three- and five-year college completion goals in each of the strategies below, with progress to be reported to the Board of Regents annually:

•	15 credits = "full-time."
•	Plateau tuition focused on 12–15 credit hours.
•	Encourage students to enroll in math during the first year.
•	Accessible graduation maps for each major.
•	Increase reverse transfer/stackable credentials, general education transfer.

Current Progress on 66by2020

USHE awarded 32,797 degrees and certificates in 2014-15. USHE continues its increased number of awards and is currently on track to achieve its 2020 goal of 336,950 degrees and awards between 2010- 2020. USHE is hopeful this trajectory continues through the ongoing support of the Governor and Legislature to continue expanding capacity at institutions.

While we can celebrate early successes towards the 66by2020 goal, upcoming years will require additional resources, greater focus, and increased efficiencies. USHE anticipates adding 50,000 new students over the next decade, highlighting the need to improve USHE's rates of completion of a degree and certificate. In addition, Utah's population continues to become increasingly diverse, which also means more low- income and first generation students who generally require more resources to prepare for and complete a college education.

Agriculture

2015 Overview

In 2014, Utah had an estimated 11 million acres in farmland, 4.8 percent of Utah's land area. There are 18,100 farm and ranch operations with an average size of 608 acres. There were 780,000 cattle and calves on January 2015, down from 810,000 in 2014, a four percent decrease. There were 610,000 hogs and pigs on Utah farms in 2014, down from 700,000 in 2013, a 13 percent decrease. Sheep and lamb numbers were 290,000 in 2015, up from 280,000 in 2014, a 3.5 percent increase. There were 95,000 milk cows producing 2,169,000 pounds of milk in 2014, up from 2,118,000 pounds in 2013, a 2.4 percent increase. The market value, or, farm gate sales, of Utah agriculture products sold was $2,375,219,000 in 2014, up from 2,008,152,000 in 2013, an increase of 18 percent.

Livestock, livestock products and poultry made up $1,843,108,000 (up three percent) in 2014 or 78 percent of total sales. Crop sales contributed $532,111,000 in 2014 or 22 percent of the total, but down nearly four percent. Total agriculture sales figures do not reflect the value of commodities produced and used on Utah farms and ranches, such as hay, grain and corn fed to livestock. By incorporating this value, production agriculture accounted for $3.8 billion in total economic output, or 3.1 percent of the state GDP. Agricultural production and processing together account for $17.5 billion in total economic output in Utah. This includes 80,000 jobs and $2.7 billion in compensation. The farmer's share of each dollar spent by consumers increased from 14.1 percent in 2010 to 15.8 percent in 2013. Non-farm costs account for 85.2 percent of dollar spent on food. The 15.8 percent reflects about half of the 31 percent farmer share in 1980.

FY 2014 Summary

Sales

Livestock and poultry are the foundation of Utah agriculture: Cattle and calves are the leading livestock sector with $800 million in sales in 2014, an increase of 44 percent. Vast rangelands are the foundation of Utah livestock production and more than 6,400 cattle ranching operations. Utah's 200 dairy farms topped $514 million in sales in 2014, up 24 percent in value. Pork sales hit $240 million in 2014, an increase of 12 percent. Poultry and egg sales, totaling $178 million in 2014, was up 16 percent. Lamb and wool sales topped $51.5 million in 2014, an increase of $28 million - a dramatic increase year over year of 84 percent. Mink pelt sales increased from $217 million in sales in 2014, a one percent increase. Hay sales again led the crop production sector in 2014 at $258 million, but a seven percent decrease in value.

Top Counties

Utah's five top agricultural counties based on sales value in 2014 are Utah County, Beaver County, Millard County, Box Elder County and Cache County.

Exports

Utah agriculture and food exports totaled more than $528 million in 2014, up for $489 million in 2013, an eight percent increase.

Inventory

Nationally, Utah ranks 2nd in mink pelt production; 2nd in tart cherry production; 3rd in apricot production; 5th in sheep production; 16th in the production of hogs and pigs; 21st in dairy cows; and 28th in beef cows.

Prices

The U.S. cattle inventory is building based on growing demand, but remains at near a 60-year low contributing to high consumer beef prices. Generally, Utah's ranchers produce feeder cattle (500 to 700 pounds) for sale to finishing feedlots. Prices for feeder cattle have remained above the ten-year average, but have declined from the 2014 peak of more than $245/cwt (hundredweight). Feeder prices for 500-550 feeder steers in late 2015 settled around $150/cwt. Milk prices are down more than 30 percent from nearly $25.00/cwt in 2014 averaging $16.90/cwt through the first 10 months of 2015. These annual price fluctuations can dramatically impact Utah dairy families. Hay prices are generally reflective of milk pricing. Dairy quality hay prices in late fall 2015 averaged around $150-160, down from $190 in 2014.

Significant Issues

Utah agriculture is based on livestock production and harvesting renewing grasses and forage on vast rangelands. Economically viable ranching operations have been established through a combination of private and public lands. Ranchers face tremendous uncertainty with over 65 percent of Utah under federal control. Federal land managers have cut livestock grazing rights by 74 percent since the 1950s, dramatically impacting ranching families.

Utah's total head of cattle declined by 30,000 in 2015 when the price of beef was at an all-time high. Sheep lamb numbers have declined 90 percent from their peak attributed federal grazing policies and uncertainty. Predator losses on rangelands continue to plague sheep and cattle ranchers. Predation, led by coyotes, killed nearly 25,000 sheep and lambs worth more than $2.5 million in 2014. Utah's population growth continues to pressure conversion of fruit, vegetable and other farmland into housing, buildings and roads. Agriculture uses 82 percent of developed water. In the nation's second most arid state, growth continues to pressure converting water from agriculture to municipal and industrial uses.

2016 Outlook

Agriculture production and processing is a significant economic contributor. Federal land management policies on public lands are hurting Utah's livestock industry. Grazing cuts and greater uncertainty is reducing agriculture's economic contribution, especially for rural communities. Limited private land and water, as well as a growing population, increases pressure to transition these resources.

Construction

2015 Overview

The value of permit-authorized construction in 2015 in Utah is estimated at $6.75 billion, the highest level in eight years and sixteen percent higher than 2014. This estimate includes the value of residential, and nonresidential construction and additions, alterations and repairs.

Residential construction is the largest sector in the construction industry. In 2015 the value of residential construction increased to $3.8 billion, 14 percent higher than 2014 despite a seven percent decline in new residential units. The number residential units receiving building permits dropped from 18,750 in 2014 to 17,400 in 2015. The impact of fewer residential units on total residential value was more than offset by increasing costs of construction plus a shift from apartment and condominium units to much higher value single family homes. Single family construction increased to 9,500 units from 8,600 units in 2014 while the number of multifamily units dropped from 9,800 in 2014 to 7,700 in 2015.

Home building in 2015 continued its slow but steady recovery from the Great Recession. It has been five years since the residential construction established the current cycle's trough in 2010. Typically five years after the trough construction has fully recovered to the pre- recession peak. In this cycle, however, despite historically low interest rates, the recovery is only at about 60 percent of the pre-recession peak.—17,400 new residential units in 2015 versus 28,300 units in 2005.

While the home building recovery has been slower than expected the number of new residential units in 2015 is very close to the increase in the number of households suggesting a near balance between supply and demand, albeit demand is at a lower level than expected.

The demand for housing is not as strong as it has been in the past due to a number of demographic and economic factors affecting the rate of new household formations. It appears that some structural changes in the demand for housing are underway, which could very well reduce the long-term growth rate for new residential units.

The growing preference for rental housing may be one such structural change. Over the past two years apartment construction has been at a thirty-year high. Vacancy rates in most rental markets throughout the state are below five percent and rental rates are increasing at four to five percent annually. The number of permits for new apartment units was 6,700 in 2014 and declined to an estimated 5,700 units in 2015, still a very high number.

The most significant increase in construction activity in 2015 was in nonresidential construction, which was up forty-two percent over 2014.  Total value of nonresidential construction is estimated at $2.0 billion for 2015.

The strong performance of the nonresidential sector in 2015 is due primarily to a few large energy related projects as well as high levels of office and industrial construction. The $216 million expansion of the Holly Frontier oil refinery in Davis County is the single largest nonresidential project in 2015. Solar farms in Beaver and Iron Counties added another $200 million in nonresidential value. And the permit values of both office and industrial buildings are at their highest level since 2007.

In summary the $6.75 billion in permit authorized construction activity in 2015 includes $3.8 billion of residential construction, $2.0 billion of nonresidential construction and $950 million of additions, alterations and repairs.

2016 Outlook

The 2016 forecast for the value of permit authorized construction in Utah is $6.5 billion, off about four percent from 2015. The value of residential construction is expected to increase by eleven percent to $4.2 billion. Cost increases will push residential value higher but more important is the increase in the number of residential units, which is forecast to increase from 17,400 units in 2015 to 19,200 units in 2016. Most of the increase in residential construction will be concentrated in single-family homes which will be up 16 percent to 11,000 units. Multifamily permits will increase slightly to 8,000 units and the number of cabins will be steady at 200 units.

The value of permit authorized nonresidential construction in 2016 is forecast to fall by twenty-five percent to $1.5 billion in 2016. This decline does not signal weakness in the overall nonresidential market but rather the absence of a few large, anomalous projects such as the $416 million in energy projects in 2015 that pushed nonresidential valuation to $2.0 billion. In 2016 the traditional sectors of nonresidential construction—office, industrial, retail, hospitals, and churches—will have solid growth, benefitting from Utah's strong job market and expanding population.

In summary the $6.5 billion in permit authorized construction activity in 2016 includes $4.2 billion of residential construction, $1.5 billion of nonresidential construction and $800 million of additions, alterations and repairs.

Energy

Overview

2015 saw the collapse of crude oil prices due to a worldwide oversupply; Utah's price dropped from a high of about $100 per barrel in the summer of 2014 to a low of about $28 in late 2015. Consequently, crude oil production in the state decreased nearly 9 percent in 2015 and is projected to continue to decline as long as prices remain low.  Similarly, natural gas prices and production have also decreased due to oversupply from the country's prolific shale reservoirs. Coal production in Utah is at a 30-year low as out of state demand, especially in Nevada and California, diminishes as coal plants convert to natural gas. Production of electricity in Utah also decreased slightly in 2015, while Utah's 2015 average cost of electricity remained well below the national average, mainly due to reliance on established, low-cost, coal-fired generation.

2015 Petroleum Summary

Production: From 2003 to 2014, crude oil production in Utah experienced a substantial resurgence due to new discoveries in central Utah and increased exploration and development in the Uinta Basin―the latter fueled by dramatic increases in crude oil prices over those years.  Crude oil production reached 40.9 million barrels in 2014, up 16.9 percent from 2013, and over triple the production achieved in 2003. However, production is estimated to drop by 8.8 percent in 2015 to 37.3 million barrels following a large decline in the price of crude oil.  Total crude oil pipeline imports have dropped in the past few years from an average of 42.6 million barrels between 2000 and 2008 to a low of 29.2 million barrels in 2013, making room at Utah refineries for the increase in Utah production.  However, imports are predicted to increase again, to 31.5 million barrels, as Utah production drops in 2015. Refinery receipts, or the amount of crude oil delivered to Utah's five refineries, retreated from record highs in 2014 to total 57.4 million barrels in 2015. This decrease is the result of refinery outages in the spring of 2015 due to routine maintenance and refinery expansions; refinery receipts are expected to increase to over 60 million barrels in 2016.

Prices and Value:  Following worldwide trends, Utah's crude oil price began to decline in late 2014 (from about $85 per barrel) and continued to decline through much of 2015 (down to lows of $28 per barrel). Overall, the average 2015 price per barrel of crude oil equaled about $40, a price not seen since 2004. This dramatic reduction in the price, coupled with a resultant decrease in production, pushed the value of Utah's produced crude oil to a 10-year low of $1.5 billion in 2015. Following suit, Utah's average price for regular unleaded motor gasoline and diesel in 2015 also decreased to $2.46 (25 percent reduction) and $2.68 (30 percent reduction) per gallon, respectively.

Consumption: Utah's refined petroleum production decreased to 69.7 million barrels in 2015 as a result of refinery outages.  Refined petroleum product imports from Wyoming via the Pioneer pipeline increased 23.2 percent to 17 million barrels in 2015, more than making up for the decrease in Utah refinery production. As demand increases with a growing economy and increased population, Utah's total petroleum product consumption is estimated to increase for the third straight year to 56.7 million barrels.  In 2015, Utah refineries exported 28 million barrels of petroleum products via pipeline to other states. Utah exports increased in 2012 as petroleum products started flowing via a new pipeline from Salt Lake City to Las Vegas.

2015 Natural Gas Summary

Production: Utah's natural gas production peaked in 2012 at 490 billion cubic feet (Bcf), but has since retreated to 425 Bcf in 2015 as prices have softened. Dry production and actual natural gas sales also decreased to 409 and 371 Bcf, respectively.  Similarly, natural gas liquids production decreased to 7.9 million barrels. Roughly 8 percent of natural gas production was from coalbed methane wells, but this percentage has been decreasing as numerous new conventional wells have been drilled in the Uinta Basin and existing coalbed methane wells have declining production rates.  Several shale gas exploratory wells have been drilled in Utah over the past few years, but only a few wells in the Uinta Basin have recorded minor natural gas production from a shale formation.

Prices and Value: The average wellhead price for natural gas in Utah decreased 41.2 percent, from $4.34 per thousand cubic feet (Mcf) in 2014 to $2.55 in 2015. However, this lower wellhead price has yet to translate to lower residential natural gas prices. The average price of residential natural gas was $10.10 per Mcf in 2015, 6.5 percent higher than the 2014 price of $9.48. The lower overall production of both natural gas and natural gas liquids, coupled with a much lower average prices, pushed the 2015 value of natural gas production to $1.2 billion, the lowest value since 2003.

Consumption: Estimated natural gas consumption in Utah decreased 3.4 percent in 2015 to 234 Bcf. Consumption decreased in most sectors, but increased in the electric utilities sector with the startup of additional units at PacifiCorp's Lakeside power plant. Utah only consumes 55 percent of in-state production, making Utah a net exporter of natural gas.

2015 Coal Summary

Production: Utah coal production is expected to decrease 16 percent in 2015 to 15.0 million short tons, well below the 24.5 million tons averaged in the 2000s. Declining Utah coal production started during the 2008 recession, but demand has not rebounded like other energy commodities since coal has dropped out of favor as a fuel for electric and industrial needs.  The Dugout Canyon mine suspended longwall operations in 2012 due to low domestic demand, but the Skyline and Sufco mines both increased production slightly after finding modest export markets. The West Ridge mine is scheduled to shut down in late 2015 and will shift longwall operations to the Lila Canyon mine. The Deer Creek mine closed in early 2015 due to escalating costs and labor issues, while the nearby Castle Valley mine has kept steady production of one million tons per year. The Coal Hollow mine in southern Utah will produce roughly 350,000 tons in 2015 and is waiting on the results of an Environmental Impact Statement (EIS) before making additional plans to mine coal on surrounding federal leases.

Prices and Value:  The average mine-mouth price for Utah coal decreased 3.8 percent in 2015 to $32.21 per short ton, still a relatively-high price in nominal dollars but well below the inflation-adjusted high of $95 per ton reached in 1976. Prices will most likely remain flat over the next few years as demand remains weak. Similarly, the end-use price of coal at Utah electric utilities, which includes transportation costs, decreased 5.3 percent to $42.76 per ton in 2015. The value of coal produced in Utah totaled $483 million in 2015, well below the inflation-adjusted high of $1.2 billion recorded in 1982.

Consumption: Approximately 15.9 million short tons of coal were consumed in Utah in 2015, 96 percent of which was burned at electric utilities. Demand for coal in Utah has declined in recent years with decreasing demand for electricity, including a decrease of about 600,000 tons per year as PacifiCorp's Carbon plant shut down in April 2015.  Coke consumption in Utah ended in 2002 when Geneva Steel went out of business, while coal sales for industrial use, mostly cement and lime companies, have averaged roughly 600,000 tons over the past five years, which is only half of peak demand of 1.3 million tons reached in 1998. Although Utah imports some coal, it has always been a net exporter, with 4.5 million tons of coal going to other states and countries in 2015―down 12 percent from 2014 and down a dramatic 54 percent from 2008. More aggressive coal-fired electric generation plant retirements, particularly in Nevada and California, has resulted in much lower demand for Utah coal at electric power facilities and industrial plants.

2015 Electricity Summary

Production: Electric generation in Utah decreased three percent to 42,454 gigawatthours (GWh) in 2015, most likely due to mild weather reducing demand for heating and cooling.  The vast majority of electric generation (77 percent) came from coal-burning power plants; however, generation from natural gas plants has increased its share of total generation to 19 percent, eight times greater than just ten years ago. Petroleum accounted for less than 0.1 percent, mainly used as start-up fuel at coal-burning plants, while renewable resources, mostly wind (1.5 percent), hydroelectric (1.2 percent), and geothermal (1.2 percent) provided 4.1 percent of Utah's total electric generation. Utah's first large utility-scale solar facility, the 104 MW Red Hills Renewable Park located in Iron County, was commissioned in late 2015 and will significantly increase solar contribution to Utah's electric generation portfolio.

Prices: The higher costs of utilizing coal over the past 10 years at electric utilities―the predominant fuel at Utah electric plants―helped increase overall electricity prices in Utah by 4.7 percent in 2015. However, Utah's 2015 average electric rate of 8.7 cents per kilowatthour (kWh) for all sectors of the economy is still about 20 percent lower than the national average of 10.5 cents.  This lower rate is due to Utah's reliable fleet of coal-fired power plants, which supply 77 percent of electricity generation in the state. The residential price of Utah's electricity increased 4.2 percent in 2015 to 11.1 cents per kWh, but is lower than the national average of 12.7 cents per kWh.

Consumption: In general, since 1980, electricity consumption has averaged a three percent increase annually, mirroring Utah's population rate increase (2.1 percent per year) combined with the increasing rate of consumption per capita (1.1 percent per year). In fact, electricity consumption has only recorded year- over-year declines three times in the past 20 years, once in 2009 during the economic recession (2.1 percent decline) and now for two years in a row in 2014 (1.4 percent) and 2015 (0.6 percent), with 2015 consumption equaling 29,870 GWh. Utah is a net exporter of electricity, using only 70 percent of in-state electric generation.

2016 Outlook

Production and Consumption: With the dramatic decline in the price of crude oil, Utah's rig count (the number of drilling rigs running in the state) decreased  from 23 in late 2014 to only three rigs in late 2015. Without several rigs drilling new wells to replace steep production declines at existing wells, Utah crude oil production will continue to decrease in 2016, possibly by 8 to 10 percent. In contrast, demand for petroleum products in Utah should continue its upward trend as the economy continues to improve and as prices for motor gasoline drop below $2 a gallon.  Utah's natural gas production will follow a trend similar to crude oil, possibly dropping another 6 to 8 percent, as drilling remains depressed and the price for natural gas remains near $2 per Mcf. Currently no plans exist for the construction of additional natural-gas power plants in Utah, so consumption should remain relatively steady depending on the severity of the heating and cooling seasons.  Coal production in Utah is expected to remain in the 15 to 16 million ton a year range for the near future, as in-state demand remains steady and out-of-state demand continues to be weak. Production could increase if new foreign export markets are established. Electricity generation is expected to gradually increase in the next few years assuming population continues to grow and electricity consumption per capita continues to increase.

Prices: Crude oil prices decreased a dramatic 49 percent in 2015 to an average of $40 per barrel for the year, but in late 2015, crude oil was selling for only about $28 per barrel.  How long these low prices will persist is unknown, but most estimates indicate lower prices for several years as world-wide supply continues to outpace demand.  Similar to crude oil, the price of natural gas decreased 41.2 percent in 2015 to an average of $2.55 per Mcf, with late 2015 prices near $1.90 per Mcf.  The price of natural gas is also expected to stay low in 2016 as gas supplies exceed demand and on expectations of a mild winter. Utah's mine-mouth coal price will remain relatively flat and is expected to average in the low $30 per ton range in coming years. With regard to electricity, Utah's well established coal-fired power plants will assure affordable, reliable electric power for the foreseeable future and help keep Utah's electricity prices nearly 20 percent below the national average.

Minerals

2015 Summary

The Utah Geological Survey (UGS) estimates the gross production value of nonfuel mineral commodities produced in Utah in 2015 will total $2.47 billion, a decrease of about $1.55 billion from 2014. This dramatic decrease in total value was a result of significantly decreased metal production from the Bingham Canyon mine exacerbated by falling metal prices throughout 2015.

The U.S. Geological Survey reports the 2014 value of Utah's nonfuel minerals production ranks fifth nationally, having 5.4 percent of the total U.S. production. The 2015 data were derived primarily from corporate third quarter reports, 2015 corporate production projections reported in early 2015, and other sources where available.

The estimated $2.47 billion total value of mineral industry sectors includes an industrial minerals value  of $1.5 billion (61 percent), base metals value of $770 million (31 percent), and precious metals value of $200 million (8 percent).

The massive April 2013 Manefay landslide at Kennecott Utah Copper's (KUC) Bingham Canyon open pit copper-gold-molybdenum-silver mine had significant negative impacts on Utah's nonfuel mineral production value in 2013 and 2014, and these negative impacts were greatly magnified in 2015. In early 2015, KUC decided to increase the safety factor for the Bingham Canyon mine and began an extensive waste stripping program on the east side of the pit in the area of the Manefay slide to lessen the chances for another slide. Production continued, but on a smaller scale, reduced by about 60 percent.

Copper production from the Lisbon Valley copper mine in San Juan County and the CS Mining copper mine in Beaver County remained largely unchanged from 2014.  Metal production from the Materion beryllium mine in Juab County increased.

The CML iron mine west of Cedar City closed in October 2014 and has not reopened. Low uranium prices resulted in the continued closure of all uranium mining operations in Utah, which also resulted in the loss of byproduct vanadium production. Nonfuel mineral exploration activities in Utah remained at low ebb in 2015.

Industrial minerals value is estimated to increase modestly in 2015 based on company projections from early 2015 and first half reports. Most notably, U.S. Geological Survey data indicate that aggregate production through the 2 quarter has increased substantially from 2014 to 2015. Reporting shows that crushed stone production through the 2 quarter of 2015 is up 17 percent over production through the 2 quarter of 2014, and sand and gravel production during the same interval is up 14 percent. This upward trend reflects an increase in the construction sector, which will be buoyed for several years by the construction of a new Salt Lake City airport terminal.

2016 Outlook

Increasing base and precious metal production from a recovering Bingham Canyon mine will likely be partly offset by a projected decline in metal prices resulting in a modest overall net gain in the value of metals in 2016. Industrial minerals production and value is expected to be relatively stable through 2016, but are likely to modestly increase with construction activity, thanks, in part, to development of a new airport terminal. In summary, the UGS estimates that the gross production value of Utah's nonfuel mineral commodities in 2016 will be slightly above 2015 totals.

Tourism and Travel

2015 Overview

Utah's tourism and travel sector experienced continued economic growth in 2015, including increases in state and local tourism-related tax revenues, leisure and hospitality sales, tourism-related jobs and wages, and a record number of visitors to Utah's five national parks. The only key tourism- related performance indicator that did not surpass 2014 levels was total Utah skier days (down five percent). This performance anomaly can be attributed to Utah's below-average snowfall and less than ideal skiing conditions during the 2014/2015 ski season. Still, in 2015, visitors purchased more Utah hotel rooms and spent more money on arts, entertainment, recreation, restaurants and retail than ever before.

At the time of this publication, tourism-related sales tax revenues, such as transient room, restaurant, short-term leasing, and resort communities sales taxes, were trending anywhere from 9 to 13 percent above 2014 revenues. During the first three quarters of 2015, 27 of 29 counties in Utah experienced year-over increases in their tourism, recreation, cultural and convention facilities (TRCC) tax revenues. In addition, total taxable sales in the leisure and hospitality sector increased 11 percent during the first half 2015, while gas station, grocery store, and other tourism-related retail sales increased around six percent.

During the first half of 2015, tourism-related jobs in Utah's private leisure and hospitality sector experienced a four percent year-over increase (consistent with all other sectors) and wages had increased eight percent from the prior year, slightly outpacing all other sectors (seven percent).

In 2015, there were several newsworthy tourism- related events in Utah. In March, the Utah Office of Tourism announced its partnership with Brand USA to produce in-language content ads aimed to market Utah to international travelers. These native-language ads targeted potential Chinese tourists (the fastest growing segment of international visitors), as well as those from France, Germany, Mexico and Brazil –Utah's other top markets.

Towards the end of summer, it was announced that the biannual Outdoor Retailer trade shows will be staying in Salt Lake City through the summer of 2018. The winter and summer Outdoor Retailer shows attract thousands of nonresident visitors who, during their stay in Utah, spend over $300 million on a variety of local goods and services. Similarly, Visit Salt Lake reported that 2015 was a record year for conventions, including unprecedented Salt Lake City hotel sales ($455 million) and overall convention attendance.

In the fall of 2015, Ski Utah announced several improvements to Utah ski resorts, including the grand opening of the largest ski resort in the U.S.: Park City. In addition to touting the nation's largest ski resort, Utah also welcomed a new ski resort in northern Utah (Cherry Peak) and unveiled Snowbird's new Summit facility at the top of Hidden Peak. Additional renovations and upgrades took place at several other popular Utah resorts this year in time for the 2015/2016 ski season.

In early October, the Utah Office of Tourism hosted its annual Utah Tourism Conference near Bryce Canyon National Park, selling out for the first time to a variety of industry partners. During the same month, in neighboring St. George, the Washington County Commission officially earmarked $325,000 of its annual ZAP and TRT sales tax revenues for one of Washington County's most popular tourist attractions and largest economic drivers: the Tuacahn Center for the Arts. Tourism-related events like these indicate a growing statewide support for Utah's tourism economy.

2016 Outlook

The Utah tourism and travel outlook for 2016 remains optimistic. Following on the heels of their successful "Mighty 5" Utah marketing campaign, the Utah Office of Tourism plans to release their "Road to Mighty" ad series in early 2016. The "Road to Mighty" campaign will highlight Utah's lesser-known parks and scenic landscapes across southern Utah. Meanwhile, the U.S. Travel Association forecasts a three percent increase in domestic and international spending in the U.S. next year along with a two percent increase in domestic person-trips and a three to five percent increase in international visitation.

Based on the current fragility of the European economies, including the decreasing value of the Euro compared to the U.S. Dollar, a downturn in European visitation to Utah is a possibility in the coming year. In the United States, however, gas prices are expected to remain low while the economy is expected to grow steadily, increasing opportunities for, and the likelihood of, domestic travel. In the year ahead, it is estimated that Utah will experience a three percent increase in tourism-related jobs and wages, a five percent increase in tourism-related sales, and an eight percent increase in tourism-related sales tax revenues.

Nonprofit Sector

2015 Overview

Nonprofits play a significant role in the social and economic fabric of Utah. Charitable nonprofits earn their tax exempt status every day by working in collaboration with businesses and government at all levels to solve our communities' most intractable problems and reduce the burdens and costs of government. Nonprofits create jobs, support economic development, and invest significant financial and human resources in communities across the state.

There were 8,844 registered tax-exempt nonprofit organizations in the state of Utah in 2015; 6,094 of these organizations were active registered 501(c)3 public charities that serve religious, educational, scientific and public purposes and whose work addresses needs within our communities and throughout the world. Often public charities and foundations are examined together because both groups are tax exempt under IRS code 501(c)3; this chapter focuses specifically on 501(c)3 public charities, because they deliver services and they make up the largest portion of the nonprofit sector in Utah. It is also important to note that despite their substantial impact on Utah's economy, religious institutions and state funded universities mostly are 501(c)3 public charities, but they are underrepresented in this group because they are not required to file an IRS 990 form unless they request government grants.

The number of registered public charities in Utah increased by 8.2 percent from 2014 in comparison with an average yearly growth rate of 2.5 percent over the past 10 years. In July of 2014, the IRS approved the use of Form 1023 EZ, a considerably simpler application for 501(c)3 tax exempt status. Easier access to tax exempt 501(c)3 status may be one factor affecting the increase in public charities in the last year. Because there are so many small nonprofits in Utah, the evolution of this form bears watching as this will have a large effect on the sector.

The total gross revenues reported by all 501(c)3 organizations in Utah was more than $8 billion in 2014, equivalent to six percent of Utah's Gross Domestic Product. Nationally, nonprofit organizations generated an amount equivalent to 5.4 percent of the country's gross domestic product in 2013. In 2012, (the most recent data available) charitable organizations employed more than 6.7 percent (67,090 employees) of Utah's private sector workforce, and in 2013 reported payroll taxes of $198,190,883.

The three largest reporting charitable organizations in the state by revenue are Intermountain Healthcare, Western Governor's University, and the Center for Excellence in Higher Education, a group of colleges that includes Stevens-Henager College. These three public charities reported more than $5 billion in gross revenues for 2014. While there are many nonprofits in Utah, only a handful have a significant impact on the economy. Ninety percent of public charities in Utah report annual revenues of less than $500,000. Less than seven percent of Utah charities reported total revenues of over $1 million annually, and these public charities bring in 95 percent of the revenue earned by the sector in the state. The economic impact of Utah's public charities is driven by these large organizations.

2016 Outlook

Utah nonprofits received $181,126,356 in federal contracts and grants in FY 2015. In December 2014 the U.S. Office of Management and Budget (OMB) updated grant-making rules related to this money, via the OMB Uniform Guidance. Among other updates, the new rules require pass-through entities (like state and municipal governments) and federal agencies to reimburse nonprofits for reasonable indirect costs incurred while performing services on behalf of government agencies. This is an important affirmation that nonprofit organizations, like for– profit businesses, must be reimbursed for a reasonable portion of the infrastructure that allows the nonprofit to deliver the contracted services. As the new rules are applied, Utah's nonprofits and state and municipal agencies now have an opportunity to work together to promote consistent application and streamline contracting and grants processes. This will save nonprofit organizations and government agencies work hours and taxpayer dollars.

While Utah's economic outlook is good, nonprofit organizations still see demand for services exceeding what nonprofit budgets will allow them to provide. Eighty-two percent of Utah nonprofits surveyed in 2015 report that service/program demand increased compared to the national average of 76 percent. Moreover, 55 percent of Utah nonprofits reported that they were unable to meet these demands. Nonprofits will continue to work towards increasing impact and creating sustainable organizations. The sector will address this by diversifying their funding, improving impact measurement and expanding their marketing and outreach efforts to further engage with local communities to meet the needs of our citizens.
State of Utah Governmental Organization

The following description of State government emphasizes those functions of government related to finance, administration and planning of State government, and is not intended as a detailed description of all functions of the State's government.

Constitutional Departments

The Constitution of the State (the "State Constitution") divides the powers of government among: the legislative department, the executive department and the judicial department.

Legislative Department. The legislative department is composed of the Senate and the House of Representatives, which constitute the Legislature (the "Legislature"). The Legislature exercises the legislative power of the State and meets in regular session annually beginning in January. Among other things, the Legislature imposes taxes to provide revenues and makes appropriations to carry out all the activities of State government.

Executive Department. The elected constitutional officers of the executive department are the Governor, Lieutenant Governor, State Auditor, State Treasurer (the "State Treasurer"), and Attorney General. The Governor is the chief executive officer of the State.

Judicial Department. The State Constitution vests the judicial power of the State "in a supreme court, in a trial court of general jurisdiction known as the district court, and in such other courts as the Legislature by statute may establish." Under such authority, the Legislature has established the Court of Appeals, juvenile courts and justice courts.

Certain Other Administrative Bodies

Utah State Tax Commission. The Utah State Tax Commission (the "State Tax Commission") is responsible for, among other things, administering and enforcing the tax laws of the State, formulating State tax policy, assessing certain properties, and collecting various State taxes.

Department of Administrative Services. The Department of Administrative Services coordinates the agencies that provide administrative support to State government and is presently composed of various divisions including, but not limited to, the Division of Finance and the Division of Facilities and Construction Management ("DFCM").

Division of Finance. Among other things, the Division of Finance maintains financial accounts for State agencies, maintains a central accounting system, approves accounting systems of State agencies, approves proposed expenditures for the purchase of supplies and services requested by the majority of State agencies, and issues financial reports of the State.

Division of Facilities Construction and Management. DFCM is responsible for the design and construction of the facilities used by all State agencies and institutions with some exceptions. DFCM is also responsible for the leasing of all facilities for State agencies with some exceptions. DFCM also manages and maintains many State facilities and allocates space among State agencies.

Governor's Office of Management and Budget. The Governor's Office of Management and Budget prepares the Governor's budget recommendations, monitors state agency expenditures, forecasts and monitors revenues and coordinates state planning activities.

State Building Board. The State Building Board acts as a policy–making board for DFCM. The board is responsible for preparing and maintaining a five–year building plan for the State, establishing design and construction standards for State facilities, and establishing procurement rules relating to State facilities.

State Bonding Commission. The Lieutenant Governor (as designee of the Governor), the State Treasurer, and a third person appointed by the Governor constitute the Commission. The Commission, following authorization by the Legislature, is responsible for the issuance of the State's general obligation and revenue bonds.

Department of Transportation. UDOT is responsible for the planning, design, construction and operation of transportation facilities within the State. The Transportation Commission is a citizen commission charged with policy and programming oversight of UDOT. All expenditures for highway construction projects must be authorized by the Transportation Commission after review and prioritization by UDOT.

Debt Structure of the State of Utah

Legal Borrowing Authority

Constitutional Debt Limit. Article XIV, Section 1 of the State Constitution limits the total general obligation indebtedness of the State to an amount equal to 1.5% of the value of the total taxable property of the State, as shown by the last assessment for State purposes previous to incurring such debt.

Statutory General Obligation Debt Limit. Title 63J, Chapter 3, of the Utah Code (the "State Appropriations and Tax Limitation Act"), among other things, limits the maximum general obligation borrowing ability of the State. Under the State Appropriations and Tax Limitation Act, the outstanding general obligation debt of the State at any time may not exceed 45% of the maximum allowable State budget appropriations limit as provided in and subject to the exemption set forth in that act. The State Appropriations and Tax Limitation Act also limits State government appropriations based upon a formula that reflects changes in population and inflation.

Outstanding General Obligation Indebtedness

The State has issued general obligation bonds for general administrative buildings, higher education buildings, highways, water and wastewater facilities, flood control facilities, technology, and refunding purposes.

Revenue Bonds and Notes

State of Utah Recapitalization Revenue Bonds. The State Bonding Commission is authorized, with prior approval of the Legislature, to issue "recapitalization" revenue bonds of the State to provide funds for certain of the State's revolving loan funds. Such State revenue bonds are secured principally by the payments on certain bonds, notes and other obligations owned by the State through such funds and by debt service reserve funds, and constitute "State Moral Obligation Bonds," but are not applied against the general obligation borrowing capacity of the State.

Other State Related Entities' Revenue Debt. Various State related entities have outstanding bonds and notes payable solely from certain specified revenues. None of these bond or note issues are general obligations of the State and, therefore, such bonds or notes are not applied against the general obligation borrowing capacity of the State.

The majority of State related entities' revenue bonds and notes are issued by the Utah Housing Corporation (which is a component unit of the State), the State Board of Regents (student loans and various capital projects), and the State Building Ownership Authority (the "Authority").

Lease Obligations

The State leases office buildings and office and computer equipment. Although the lease terms vary, most leases are subject to annual appropriations from the Legislature to continue the lease obligations. If a legislative appropriation is reasonably assured, long–term leases are considered non-cancellable for financial reporting purposes.

Capital Leases. Leases that in substance are purchases are reported as capital lease obligations in the government–wide financial statements and proprietary fund statements in the State's CAFR.

Primary government's total capital lease payments including principal and interest for Fiscal Year 2014 were $2.4 million. The present value of the minimum lease payments of the State's capital leases for primary government as of Fiscal Year 2014 totaled approximately $21.8 million (with annual payments scheduled through Fiscal Year 2029). The present value of the minimum lease payments of capital leases for the State's component units as of Fiscal Year 2014 totaled approximately $156.5 million (with annual payments scheduled through Fiscal Year 2034).

Operating Leases. Operating leases contain various renewal obligations as well as some purchase options. However, due to the nature of the leases, the related assets are not classified as capital leases. Any escalation clauses, sublease rentals and contingent rents are considered immaterial to the future minimum lease payments and current rental expenditures. Operating lease payments are recorded as expenditures or expenses of the related funds when paid or incurred.

Operating lease expenditures for Fiscal Year 2014 were approximately $27.7 million for primary government and approximately $28.2 million for component units. The total future minimum lease payments for the State's operating leases for primary government for Fiscal Year 2014 totaled approximately $66.8 million (with annual payments scheduled through Fiscal Year 2059). The total future minimum lease payments for the State's operating leases for component units for Fiscal Year 2014 totaled approximately $156.3 million (with annual payments scheduled through Fiscal Year 2049).

State Guaranty Of General Obligation School Bonds

Under the Utah School Bond Guaranty Act (the Guaranty Act") which took effect on January 1, 1997, the full faith and credit, and unlimited taxing power of the State is pledged to guaranty full and timely payment of the principal of, and interest on general obligation bonds ("Guaranteed Bonds") issued by eligible boards of education of State school districts ("Eligible School Boards"). The Guaranty Act is intended to reduce borrowing costs for Eligible School Boards by providing credit enhancement for Guaranteed Bonds.

In the event an Eligible School Board was unable to make the scheduled debt service payments on its Guaranteed Bonds, the State would be required to make such payments in a timely manner. For this purpose, the State may use any of its available moneys, seek a short–term loan from the State School Fund or issue its short–term general obligation notes. The Eligible School Board remains liable to the State for any such payments on Guaranteed Bonds. The State may seek reimbursement for such payments (plus interest and penalties) by intercepting State financial aid intended for the Eligible School Board. The Guaranty Act also contains provisions to compel the Eligible School Board to levy a tax sufficient to reimburse the State for such payments.

The State Superintendent of Schools (the "State Superintendent") is responsible for monitoring the financial condition of each local school board in the State and reporting, at least annually, his or her conclusions to the Governor, the Legislature and the State Treasurer. The State Superintendent must report immediately to the Governor and the State Treasurer any circumstances suggesting that a local school board will be unable to pay when due its debt service obligations (a "Report") and recommend a course of remedial action.

The State has approximately $2.8 billion principal amount outstanding of Guaranteed Bonds. Currently, the Guaranteed Bond program's annual principal and interest payments are scheduled through Fiscal Year 2035 (for Fiscal Year 2015 the program's current annual principal and interest payments total approximately $331.4 million (including federal interest subsidy payments on Build America Bonds)). The State cannot predict the amount of bonds that may be guaranteed in this year or in future years; no limitation is currently imposed by the Guaranty Act.

State Moral Obligation Bonds

Bonds issued by the State Board of Regents and the Utah Communications Agency Network, recapitalization revenue bonds issued by the State Bonding Commission and certain qualifying bonds of the Utah Charter School Finance Authority may be secured by a pledge pursuant to which a designated official will certify to the Governor on or before December 1 of each year the amount, if any, necessary to restore a capital reserve or debt service reserve fund to its required amount. In the case of revenue bonds issued to finance a capital project for an institution of higher education, if so pledged, the chairman of the State Board of Regents will certify to the Governor on or before December 1 of each year any projected shortfall in the revenues necessary to make debt service payments in the forthcoming calendar year. Upon receipt of such a certification, the Governor may, but is not required to, then request from the Legislature an appropriation of the amount so certified. In the case of revenue bonds issued to finance a capital project for a qualifying charter school, if so pledged, an officer of the Utah Charter School Finance Authority will certify to the Governor on or before December 1 of each year the amount, if any, required to restore the amount on deposit in the debt service reserve fund of such qualifying charter school to the debt service reserve fund requirement. Upon receipt of such a certification, the Governor shall then request from the Legislature an appropriation of the amount so certified. In all cases, the Legislature is under no legal obligation to make any appropriation requested by the Governor.

State Building Ownership Authority

The Authority is empowered, among other things, to issue its bonds (with the prior approval of the Legislature) to finance the acquisition and construction of facilities to be leased to State agencies and their affiliated entities from rentals paid out of budget appropriations or other available funds for the lessee agencies, which in the aggregate will be sufficient to pay the principal of and interest on the Authority's bonds and to maintain, operate and insure the facilities. The Authority is comprised of three members: the Governor or designee, the State Treasurer and the Chair of the State Building Board. The State Building Ownership Authority Act (Title 63B, Chapter 1, Part 3, Utah Code (the "Building Ownership Act")) directs DFCM to construct and maintain any facilities acquired or constructed for the Authority.

Financial Information Regarding the State of Utah

Budgetary Procedures

Budgetary Procedures Act. The Budgetary Procedures Act, Title 63J, Chapter 1, Utah Code (the "Budget Act") establishes the process whereby the Governor's budget is prepared and prescribes the information to be included.

The Governor is required to submit a budget to the Legislature each year, including a plan of pro- posed changes to appropriations and estimated revenue for the next fiscal year.

The total appropriations requested for expenditures authorized by the budget must not exceed the estimated revenue from taxes, fees and all other sources for the next fiscal year.

The Budget Act applies to all moneys appropriated by the Legislature. No appropriation or any surplus of any appropriation may be diverted from the department, agency, institution or division for which it was appropriated. Appropriated moneys may not be transferred from one item of appropriation to any other item of appropriation without legislative approval.

Unexpended Balances. Except for certain funds detailed in the Budget Act or funds that may be exempted by the annual appropriations act, the Director of the Division of Finance must, at the end of each fiscal year, close out all balances to the proper fund or account.

Budgetary Controls. The Director of the Division of Finance is required to exercise accounting control over all State departments, institutions and agencies other than the Legislature and legislative committees. The Director of the Division of Finance must require the head of each department to submit, not later than May 15, a budget (work program) for the next fiscal year that does not exceed legislative appropriations or other estimated funding.

State Funds And Accounting

The Division of Finance maintains its accounting records in accordance with State law and in accordance with generally accepted accounting principles ("GAAP").

Funds are accounted for and reported in the following categories: governmental funds; proprietary funds; and fiduciary funds. Governmental funds include the General Fund, Special Revenue funds, Capital Projects funds, Debt Service funds, and Permanent funds. Proprietary funds include Enterprise and Internal Service funds. Fiduciary funds include Pension Trust funds, Investment Trust funds, Private Purpose Trust funds, and Agency funds.

Fund reporting in the financial statements for governmental funds focuses on major funds as defined by GAAP and promulgated by the Governmental Accounting Standards Board. The State reports the following major governmental funds: the General Fund, the Education Fund, the Transportation Fund and the Transportation Investment Fund.

The State's non-major governmental funds include other Special Revenue funds, Capital Projects funds, and Debt Service funds. The non-major special revenue funds account for specific revenue sources that are legally restricted to expenditures for specific purposes. Examples include tobacco settlement moneys, environmental activities, crime victim reparations and rural development programs.

State Tax System

The State's tax revenues are derived primarily from property taxes, sales and use taxes, individual income taxes, motor fuel taxes, corporate franchise (business income) taxes, and numerous smaller sources, including excise taxes on insurance premiums, beer, cigarettes and tobacco, severance taxes, investment income, and numerous court and business regulation fees. These fees and taxes are regulated by the Legislature.

In addition to the State's tax system, counties, cities and towns have authority to levy and collect sales and use taxes and property taxes. School districts, some special service areas, and some local districts have the authority to levy and collect property taxes.

Individual Income Taxes. The State is one of 43 states that impose an individual income tax. The State's current single rate income tax system was fully implemented in the 2008 tax year. Under the system, all taxpayers' income is subject to a single rate of 5% of federal adjusted gross income. To retain the progressivity, a tax credit based on federal deductions and federal personal exemptions is available, but phases out depending upon the income and filing status of the individual taxpayers.

Business Taxes. The State imposes a tax on corporate net taxable income apportioned to the State at a rate of 5%, subject to exceptions and credits with a minimum tax of $100.

Sales and Use Tax. In general, State sales taxes are imposed based on retail sales or use of tangible personal property, admissions, meals, utility services, general services on tangible personal property, hotel and motel accommodations, and certain other items. Use tax also applies to goods shipped to the State for use, storage, or other consumption, goods purchased outside of the State for use, storage, or other consumption in the State, and services subject to tax but performed outside the State for use, storage, or other consumption in the State. The State sales tax on unprepared food items is 1.75% and the general sales tax rate is 4.70%.

While the tax is imposed on the purchaser, the State requires certain retailers to collect and remit the tax.  The State requires its largest sales tax remitters (with annual liabilities of more than $50,000) to pay on a monthly basis. Most others remit the sales tax collected on a quarterly basis, while very small payers may pay annually. Monthly sales taxpayers and those paying via electronic funds transfer receive a 1.31% discount on State taxes. This requirement has served to reduce the volatility of the State's cash flows, with approximately 75% of sales and use taxes now remitted on a monthly basis.

Additional Taxes and Fees. The State collects a number of additional significant taxes and fees, including, but not limited to: an unemployment compensation tax, which is used to finance benefits paid to unemployed workers; a workers' compensation insurance premium tax, which is used to pay workers' compensation benefits; and various highway users' taxes, which are used for highway and road related purposes. Other taxes and fees collected by the State include excise taxes on insurance premiums, severance taxes, a cigarette and tobacco tax, a wine and liquor tax, an inheritance tax, an environmental surcharge, a waste tire fee, and fish and game license fees. Other State revenue sources include license fees and other fees collected by colleges, universities and State departments.

Property Tax Matters

Property Tax Act. The State Constitution and Title 59, Chapter 2, Utah Code (the "Property Tax Act") provide that all taxable property is assessed and taxed at a uniform and equal rate on the basis of its "fair market value" as of January 1 of each year, unless otherwise provided by law. Subject to certain restrictions, residential property is entitled to an exemption equal to a 45% reduction in the value of the property.

The State Tax Commission must assess all centrally–assessed property ("centrally–assessed proper- ty") by May 1 of each year. County assessors must assess all other taxable property ("locally–assessed property") before May 22 of each year. The State Tax Commission apportions the value of centrally– assessed property to various taxing entities within each county and reports such values to county auditors before June 8.

On or before July 22 of each year, the county auditors must mail to all owners of real estate shown on their assessment rolls notice of, among other things, the value of the property, itemized tax information for all taxing entities and the date their respective county boards of equalization will meet to hear com- plaints. Taxpayers owning property assessed by a county assessor may file an application within statutorily defined time limits based on the nature of the contest with the appropriate county board of equalization for the purpose of contesting the assessed valuation of their property. The county board of equalization must render a decision on each appeal in the time frame prescribed by the Property Tax Act. Decisions of the county board of equalization may be appealed to the State Tax Commission, which must decide all appeals relating to real property by March 1 of the following year. Owners of centrally– assessed property or any county with a showing of reasonable cause, may, on or before the later of June 1 or a day within 30 days of the date the notice of assessment is mailed by the State Tax Commission, apply to the State Tax Commission for a hearing to appeal the assessment of centrally–assessed property. The State Tax

Commission must render a written decision within 120 days after the hearing is completed and all post–hearing briefs are submitted. The county auditor makes a record of all changes, corrections and orders, and delivers before November 1 the corrected assessment rolls to the county treasurers. By November 1, each county treasurer furnishes each taxpayer a notice containing the kind and value of the property assessed to the taxpayer, the street address of the property, where applicable, the amount of the tax levied on the property, and the date and year the property is subject to a detailed review.

Taxes are due November 30 (or if November 30 is a Saturday, Sunday or holiday, the next business day). Each county treasurer is responsible for collecting all taxes levied on real property within that county. There are no prior claims to such taxes. As taxes are collected, each county treasurer must pay to the State and each taxing entity within the county its proportionate share of the taxes, on or before the tenth day of each month. Delinquent taxes are subject to a penalty of 2.5% of the amount of the taxes or $10 whichever is greater. Unless the delinquent taxes and penalty are paid before January 31 of the following year, the amount of delinquent taxes and penalty bears interest at the federal funds rate target established by the Federal Open Market Committee plus 6%, from the January 1 following the delinquency date until paid (provided that said interest may not be less than 7% or more than 10%). If delinquent taxes have not been paid by March 15 following the lapse of four years from the delinquency date, the affected county advertises and sells the property at a final tax sale held in May or June of the fifth year after assessment.

Uniform Fees. An annual statewide uniform fee is levied on certain tangible personal property in lieu of the ad valorem tax. Subject to certain exemptions, the current uniform fee on motor vehicles that weigh 12,001 pounds or more, recreational vehicles and all other tangible personal property required to be registered with the State is equal to 1.5% of the market value. Motor vehicles weighing 12,000 pounds or less are subject to an "age based" fee that is due each time the vehicle is registered. Such fees range from $5 to $150. Various other fees are levied against other types of tangible personal property. The revenues collected from the various uniform fees are distributed by the county of each taxing entity in which the property is located in the same proportion in which revenue collected from ad valorem real property tax is distributed.

Statutory Spending Limitations; Statutory General Obligation Debt Limitations

Statutory Spending Limitations. Under the State Appropriations and Tax Limitation Act the State has statutory appropriation limits. The appropriations limit adjusts annually pursuant to a statutory formula based on population and inflation. The definition of appropriations includes unrestricted capital and operating appropriations from unrestricted General Fund and Education Fund sources. Spending for public education in addition to spending for transportation is exempt from the limitation.

Statutory General Obligation Debt Limitations. The State has statutory debt limits on the amount of general obligation that can be outstanding.

Budget Reserve Accounts (General Fund; Education Fund)

The State maintains a General Fund Budget Reserve Account and an Education Fund Budget Reserve Account. State law requires that 25% of any General Fund revenue surplus be deposited in the General Fund Budget Reserve Account not to exceed 8% of the General Fund Appropriations for the Fiscal Year and 25% of any Education Fund revenue surplus be deposited in the Education Fund Budget Reserve Ac- count not to exceed 9% of the Education Fund Appropriations for the Fiscal Year, in each case up to the statutory limit. Unless such reserve funds are drawn upon for their respective purposes, annual mandatory surplus transfers will be limited to the lesser of 25% of the applicable surplus or the amount necessary to reach the statutory limit of 8% for the General Fund and 9% for the Education Fund.  Subject to

the automatic transfer limits specified above, an additional 25% of a revenue surplus may be allocated if funds have been drawn upon and not repaid. Passed in the 2015 General Session, House Bill 333, Budget Reserve Account Amendments, increases the statutory limit from 8% to 9% for the General Fund Budget Reserve Account and from 9% to 11% for the Education Fund Budget Reserve Account.

The State is implementing reforms in the Medicaid program in an effort to bring Medicaid growth more in line with overall State revenue growth. If at the end of a Fiscal Year there is a General Fund revenue surplus, and the reforms have resulted in Medicaid growth savings, State law requires the amount equal to the Medicaid growth savings be transferred from the General Fund to the Medicaid Growth Reduction and Budget Stabilization Account. This transfer will be before, and therefore, will reduce the annual mandatory surplus transfer to the General Fund Budget Reserve Account.

As of the close of Fiscal Year 2014, and after mandatory year end surplus transfers, the balance in the General Fund Budget Reserve Account was $141.2 million, the balance in the Education Fund Budget Reserve Account was $290.5 million, and the balance in the Medicaid Growth Reduction and Budget Stabilization Account was $17.1 million.

State Revenues And Collections

The State receives revenues from three principal sources: taxes, including sales and use, individual income, business, motor and special fuel, and other miscellaneous taxes; federal grants–in–aid; and miscellaneous charges and receipts, including licenses, permits and fees, the State's share of mineral royalties, bonuses on federal land, and other miscellaneous revenues.

Fiscal Year 2014 Tax Collections. Fiscal Year 2014 ended with actual General Fund and Education Fund (collectively, "GF/EF") revenue collections coming in $161 million above the final Fiscal Year 2014 forecast, at $5,420 million. Of this year–end surplus amount, $131 million came from Education Fund collections, with the remaining $30 million from General Fund collections. In addition, other adjustments of $5 million brought the total year–end surplus to $166 million.

Fiscal Year 2015 and 2016 Projections. The most recent Consensus Revenue Forecast for GF/EF revenues was released in February 2015. Fiscal Year 2015 GF/EF unrestricted revenue is forecast to increase 5.1% ($278 million) above Fiscal Year 2014 actual collections to $5,697 million, and to increase an additional 3.4 % in Fiscal Year 2016 to $5,888 million. These estimates come from projected strong growth in the individual income tax ($2,890 million in 2014; projected $3,034 million in 2015; and projected $3,163 million 2016) and corporate income tax ($314 million in 2014; projected $372 million in 2015; and projected $381 million in 2016), as well as solid growth in the portion of sales and use tax deposited to the General Fund ($1,657 million in 2014; projected $1,730 million in 2015; and projected $1,801 million in 2016), offset somewhat by anticipated reductions in oil and gas severance tax collections ($89 million in 2014; projected $78 million in 2015; and projected $59 million in 2016).

These estimates include the effect of policy changes made in recent years that increase that earmark certain of sales tax revenues to transportation, which restrains the growth in free revenue. Total sales tax earmarks grew from $189.2 million in Fiscal Year 2011, to $332.1 million in Fiscal Year 2012, to $422.1 million in Fiscal Year 2013, and to $452.5 million in Fiscal Year 2014. The large increases in recent years are largely due to the fact that a new earmark designating 30 % of the growth in sales tax revenue, up to a specified cap, became effective. Sales tax earmarks in Fiscal Year 2015 and Fiscal Year 2016 are expected to total $506.5 and $559.3 million, respectively.

State Economy. The State's economy continues to grow, with positive economic indicators, income, and employment that outpace the nation. Tax collections have received a boost from broad–based economic growth, including steady and sustained growth in labor markets in a broad range of industries, healthy corporate profits, and stock market gains, offset to some extent by a slowdown in the oil and gas industry. Steady economic growth is projected in the next two years. Taxable sales growth is estimated to be 5.9 % in 2015 and 5.1 % in 2016. Factors which negatively weigh on the economic forecast include political gridlock in Washington D.C., weakness in international markets, and anticipated action by the Federal Reserve Bank to adjust its monetary policy stance, potentially resulting in increasing mortgage interest rates (and their impact on the housing market), declining consumer sentiment, and a slowdown in the rate of growth in the labor market.

Legislation Impacting Tax Collections. In the 2015 General Session, the Legislature passed several bills impacting state budget revenues. As of March 18, 2015, the Governor has not yet taken action on these bills and the bills will become effective unless vetoed by the Governor by April 1, 2015. House Bill 362, Transportation Infrastructure Funding, adjusts transportation fuel taxes by over $70 million once fully implemented in Fiscal Year 2017, including increasing and indexing the taxes for inflation going forward based on the wholesale price. Senate Bill 97, Property Tax Equalization Amendments, increases a local property tax imposed statewide for schools by $75 million. Although technically a local tax, this property tax is incorporated into state school funding formulas. In addition, economic incentive tax credits were provided in Senate Bill 216, High Cost Infrastructure Tax Credits, for qualifying new infrastructure investment projects in the state.

Most government services of the State are paid through one of its major governmental funds. In Fiscal Year 2014, the State's major governmental funds were the General Fund, Education Fund, Transportation Fund, and Transportation Investment Fund.

Revenue Summary. For Fiscal Year 2014, General Fund revenues from all sources totaled approximately $5.5 billion. Of this amount, 48% came from federal contracts and grants; 30% came from sales taxes; 8% came from charges for services and licenses, permits and fees; 7% came from federal mineral leases, investment income and miscellaneous and other revenues; and 7% came from other tax sources. In the Education Fund for Fiscal Year 2014, revenues from all sources totaled approximately $3.8 billion. Of this amount, 77% came from individual income taxes; 12% came from federal contracts and grants; 8% came from corporate franchise taxes; 1% came from charges for services, licenses, permits and fees, and miscellaneous and other revenue; 1% came from investment income; and 1% came from other tax sources. In the Transportation Fund for Fiscal Year 2014, revenues from all sources totaled approximately $987 million. Of this amount, 35% came from federal contracts and grants; 36% came from motor and special fuel taxes; 18% came from charges for services and licenses, permits, and fees; 8% came from sales and use taxes; and 3% came from other miscellaneous taxes and fees. In the Transportation Investment Fund for Fiscal Year 2014, revenues from all sources totaled approximately $471 million. Of this amount, 80% came from sales tax revenue; 16% came from motor vehicle registration fees; 3% came from other miscellaneous taxes and fees; and 1% came from investment income.

All Governmental Fund Types; General Fund. The following tables, which have been prepared by the State's Division of Finance, are based on audited financial information and have not been otherwise independently audited. These financial summaries are not presented in a form that can be easily recognized or extracted from the State's CAFR.

Preliminary Estimates Fiscal Year 2015–Budget And Related Appropriations

Statewide Summary. The State's Fiscal Year 2016 operating and capital budget is $14.2 billion from all sources. This is a 5.0% increase over revised Fiscal Year 2015 estimates of $13.6 billion and 5.2% more than the original Fiscal Year 2015 budget of $13.5 billion.

State economists project that the State will collect nearly $5.9 billion in discretionary GF/EF revenue in Fiscal Year 2016. To that revenue the Legislature added $333 million in prior year reserves and $47 million in program savings and fund transfers, balancing the State's Fiscal Year 2016 GF/EF budget at $6.3 billion, up 8.8%. The Legislature slightly decreased GF/EF appropriations in Fiscal Year 2015 by $15 million.

The Legislature had at its disposal $389 million in new ongoing GF/EF revenue growth, $350 million in one–time GF/EF sources, and around $47 million in other GF/EF sources. Of the new GF/EF appropriations, about 48% went in one form or another to support public and higher education, including for operations, capital development, and capital improvement. Public education received approximately 26% of the new GF/EF appropriations and higher education received approximately 22%. Capital expenditures other than higher education and prison relocation accounted for an additional 18%. Corrections recidivism reform and prison relocation accounted for 12% of new GF/EF appropriations.

Revenue Estimates. The State's main revenue sources are the sales–tax–supported General Fund and the income–tax–based Education Fund. Other major sources are federal funds, the gas–tax–driven Transportation Fund, sales taxes earmarked for Transportation, local revenue for education and dedicated credits (fee for service revenue).

In February 2015, the executive and legislative branches jointly adopted consensus ongoing Fiscal Year 2016 GF/EF revenue estimates of $5.9 billion. This represents a 3.4% increase from the revised Fiscal Year 2014 GF/EF estimate of $5.7 billion.

Major tax changes enacted in the 2015 General Session impact transportation and education. Transportation Fund revenues are anticipated to increase by over $70 million once fully implemented in Fiscal Year 2017 due to legislation increasing fuel tax revenues. In addition, $75 million in local school property taxes will enhance existing programs for school districts with a comparatively low property tax base per student.

Appropriations. The Legislature approved $16.6 billion in appropriations from all sources for all purposes in Fiscal Year 2016. Adjusting for account deposits, loan funds, certain enterprise funds, internal service funds, and capital projects appropriations, the State's operating and capital budget–including appropriations to expendable funds and accounts–is $14.2 billion for Fiscal Year 2016. Of the total Fiscal Year 2016 amount, the Legislature appropriated $6.3 billion from the GF/EF, an increase of 8.8% over the revised Fiscal Year 2015 budget. Supplemental appropriations from the GF/EF decreased by $15 million for Fiscal Year 2015.

Structural Balance. At the close of the 2015 General Session and prior to the Governor taking action on bills, the State had a structural budget balance of a little under $1 million. Debt. The Legislature continued "pay–as–you–go" funding for most state buildings and roads during the 2015 General Session; however, it authorized $470 million in new general obligation bonds for prison relocation and $202 million in revenue bonds for state and higher education buildings.

State Employee Workforce And Public Retirement System

State Employee Workforce. The State is among the largest employers in the State employing 19,950 people (full–time equivalents) in Fiscal Year 2014. All full–time employees of the State are members of the Utah State Retirement System.

Public Retirement System; Pension Benefit Programs. The State participates in various systems and plans provided by the Utah State Retirement Systems ("URS") comprised of the following pension trust funds:
(1)	the Public Employees Noncontributory Retirement System; the Public Employees Contributory Retirement System; and the Firefighters Retirement System, which are defined benefit multiple–employer, cost sharing, public employee retirement systems;
(2)	the Public Safety Retirement System, which is a defined benefit, mixed agent and cost–sharing, multiple–employer retirement system;
(3)	the Judges Retirement System and the Utah Governors and Legislators Retirement Plan, which are single employer service–employee retirement systems;
(4)	the Tier 2 Public Employees Contributory Retirement System and the Tier 2 Public Safety and Firefighters System (for full–time employees hired after June 30, 2011), which are defined benefit, multiple– employer, cost sharing, public employee retirement systems; and
(5)	five defined contribution plans comprised of the 401(k) Plan, 457 Plan, Roth and Traditional IRA Plans, and Health Reimbursement Arrangement.

URS is established and governed by the respective sections of Title 49 of the Utah Code. URS' defined benefit plans are amended statutorily by the Legislature. The Utah State Retirement and Insurance Benefit Act in Title 49 provides for the administration of URS and its plans under the direction of a governing board, whose members are appointed by the Governor.

The purpose of URS and related plans is to provide benefits for all eligible State, local government and most public education employees whose employers have elected to participate.

URS Valuation. An actuarial valuation of URS is performed annually. Every three years in conjunction with the actuarial valuation the actuary performs an experience study; the next experience study will take place this 2017.

The actuarial value of assets is based on a five–year smoothed expected rate of return, wherein the excess or shortfall of investment income over or under the actuarial assumed investment return rate is recognized over a five–year period with 20% of a year's excess or shortfall being recognized each year beginning with the current year. This is the value of assets used by the actuary in determining contribution rates for URS. Based upon the 2014 experience study performed by the actuarial firm Gabriel, Roeder, Smith & Company ("GRS") and its related recommendations, URS' Board adopted certain changes in its actuarial assumptions, including a reduction in the assumed investment return rate from 7.75% to 7.5%.

As of January 1, 2014, the date of the most recent actuarial valuation available, the funded ratios for URS' funds range from 77.7% to 116.8%. The average funded ratio of URS was 81.7%. This was an increase of 4.6% from URS' January 1, 2013, valuation average funded ratio of 77.1%. The funded ratio increase for all components of URS was the result of higher than expected investment returns over the previous five years. As of January 1, 2014, URS' underfunded actuarial accrued liability was $5.3 billion. As of December 31, 2014 the estimated Net Pension Liability was $920 million.

Contributions and Funding Ratios. For Calendar Year 2013 the required contribution for all participating employers was approximately $942,431,000. The State and all other participating employers in URS' have paid 100% of the Annual Required Contribution. Covered payroll totals $4.605 billion.

URS' actuary GRS projected that contribution rates for the Noncontributory System, the largest program in URS, will increase to 23.10% by 2015 and remain at that level for a period of time. The Legislature hired the actuary firm Cheiron to verify the calculations of GRS as the Legislature contemplated changes to URS' benefit structure. Cheiron substantially agreed with the findings of GRS. Preliminary contribution rates for Fiscal Year 2014 are in line with previous projections even with the change in assumptions.

Changes to URS. In order to help limit financial risk to the State and ensure the ability to meet retirement obligations for current employees, several changes were made to URS' during the 2010 General Session. The New Public Employees' Tier 2 Contributory Retirement Act allows any employee entering regular full–time employment before July 1, 2011, to participate in the existing retirement systems and plans under Tier 1. Employees beginning regular full–time employment after June 30, 2011, may participate only in Tier 2 systems or plans. The Tier 2 plan allows employees to elect between a defined contribution plan or a defined benefit plan. Under both scenarios, the State will contribute 10% of the employee's salary toward his or her retirement. The Tier 2 plan also decreases the service credit multiplier and the amount of time an employee must serve to be eligible for retirement.

GASB 68. Due to the implementation of Governmental Auditing Standard Board Statement 68, beginning Fiscal Year 2015, the State is required to record a liability and expense equal to its proportionate share of the collective net pension liability and expense of URS. However, URS is an independent state agency, the State has no additional payment obligation for any fiscal year after paying the contributions required for such year, and the State does not expect the accounting change required by GASB 68 to have any material impact on the finances or operations of the State. In its December 31, 2013 CAFR, URS estimated that at December 31, 2013 the State's unaudited proportionate share of the net pension liability was $941,654,543 (assuming a 7.5% discount rate) and that its proportionate share of plan pension expense was $142,640,286. The State has not determined at this time what its actual net pension liability will be for Fiscal Year 2015.

Other Postemployment Benefits

The State administers the State Employee Other Postemployment Benefit Plan ("State Employee OPEB Plan") through the State Post–Retirement Benefits Trust Fund. A separate Elected Official Other Postemployment Benefit Plan ("Elected Official OPEB Plan") is provided for governors and legislators, and is administered through the Elected Official Post–Retirement Benefits Trust Fund. Both trust funds are irrevocable and legally protected from creditors. Both plans are closed to only employees and elected officials that meet certain eligibility criteria.

The State Legislature is contributing amounts to each trust fund that, at a minimum, is sufficient to fully fund the Annual Required Contribution ("ARC"), an actuarially determined rate in accordance with the parameters of GASB Statement 45. The ARC represents a level of funding that, if paid on an ongoing basis, is projected to cover normal cost each year and amortize any unfunded actuarial liabilities (or funding excess) over a period not to exceed 30 years.

The ARC from the December 31, 2012 actuarial valuations was used to establish the Fiscal Year 2014 annual budget for both plans. For the State Employee OPEB Plan, the State Legislature contributed $30.342 million based on the required ARC of $30.342 million. Prior overfunding of ARC contributions contributed to a net OPEB asset of $5.854 million at June 30, 2014. For the Elected Official OPEB Plan, the State Legislature contributed $2.03 million, $709,000 more than the required ARC of $1.321 million. The Elected Official OPEB Plan ended Fiscal Year 2014 with a net OPEB obligation of $4.331 million.

The State received actuarial valuations using data as of December 31, 2012. The valuations reflect the following funding progress: (i) for the State Employee OPEB Plan, the actuarial accrued liability for benefits, as of December 31, 2012, was $408.661 million, with an actuarial value of plan assets of $150.107 million, resulting in an unfunded actuarial accrued liability of $258.554 million and (ii) for the Elected Official OPEB Plan, the actuarial accrued liability for benefits, as of December 31, 2012, was $14.507 million, with an actuarial value of plan assets of $5.302 million, resulting in an unfunded actuarial accrued liability of $9.205 million. The funded ratio for the State Employee OPEB Plan and the Elected Official OPEB Plan is 36.73% and 36.55%, respectively. The appropriations for Fiscal Year 2014 were sufficient to fully fund the ARC for both Plans. The State is currently obtaining new actuarial valuations for both OPEB plans which are calculated biannually.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.